UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Money Market Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Money Market Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Overview

The first quarter of 2008 was very similar to the fourth quarter of 2007 for the U.S. economy, with softening growth evident from the continued weakness in the housing market, falling consumer confidence and the deteriorating labor market. The financial market had much to contend with, including massive writedowns from financial institutions due to losses on subprime mortgages, rating downgrades of subprime collateralized debt obligations (CDOs), higher oil prices, dislocated LIBOR rates and continued depreciation of the U.S. dollar. The credit markets continued to experience massive liquidity problems as concerns about the subprime mortgage market led to reduced risk appetite in other asset classes.

The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis by creating three new liquidity facilities, including: 1) the $200 billion Term Securities Lending Facility (TSLF); 2) the Primary Dealer Credit Facility (PDCF) with no specified limit; and 3) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut rates by 200 basis points in the first quarter, citing downside risk to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae, Freddie Mac and the Federal Home Loan Banks to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market.

In the second quarter of 2008, the macro backdrop was dominated by the fallout from the housing market crisis, tight credit markets and rising commodity prices, the latter primarily driven by higher oil prices. This was evidenced by the latest reading of the S&P/Case-Shiller home price index which showed prices dropping 15.3% year-over-year and oil surpassing $140 a barrel. These factors weighed heavily on consumers, with consumer sentiment, as measured by the University of Michigan survey, falling to a 50-year low. The Fed is now faced with the conundrum of containing inflation expectations resulting from higher food and energy prices, while providing enough stimulus to maintain positive economic growth in the face of a slowing consumer. In the statement for its June meeting, the Federal Open Market Committee (“FOMC”) noted that, “Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.” Goldman Sachs’ Economists have not changed their outlook for the economy for the balance of the year. They continue to expect a renewed slowdown by late 2008/early 2009 with a rise in unemployment to 6.5% by the end of 2009. With regards to Fed policy, they expect the Fed to be on hold with respect to interest rates for the remainder of 2008.

Investment Objective

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

	Standardized	Standardized		Weighted
	7-Day	7-Day	30-Day	Avg.
	Current	Effective	Current	Maturity
As of June 30, 2008	Yield	Yield	Yield	(days)

VIT Money Market Fund	2.03%	2.05%	2.00%	45

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

Performance Review

In the first quarter of 2008, we focused primarily on purchasing short dated commercial paper for the Fund as the liquidity crunch continued throughout most of the quarter. We maintained a high percentage in overnight liquidity, and as conditions in the markets stabilized with the multiple actions by the Fed, we focused on buying paper in the three- and six-month sectors when we saw value on that part of the yield curve.

In the second quarter of 2008, we continued to focus on maintaining a high percentage in short term liquidity. We were also able to take advantage of technical dislocations in the 3-6 month part of the yield curve prior to quarter end and opportunistically added positions in these sectors. Our current weighted average maturity target is now between 35-45 days.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Money Market Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Commercial Paper and Corporate Obligations – 34.3%
Amstel Funding Corp.
$4,000,000	2.920%		09/15/08	$3,975,342
Atlantic Asset Securitization Corp.
5,000,000	2.590		08/21/08	4,981,654
Atlantis One Funding Corp.
5,000,000	2.585		08/21/08	4,981,690
BA Credit Card Trust (Emerald)
4,000,000	3.150		09/16/08	3,973,050
Bank of America Corp.
6,317,000	2.850		10/14/08	6,264,490
Caisse Depargne Et Prevoy
4,000,000	2.810		09/22/08	3,974,086
Charta LLC
5,000,000	2.680		08/14/08	4,983,622
Citibank Credit Card Issuance Trust (Dakota Corp.)
5,000,000	3.200		08/04/08	4,984,889
Citigroup Funding, Inc.
5,000,000	2.950		09/15/08	4,968,861
Danske Corp.
5,000,000	2.760		09/17/08	4,970,100
General Electric Capital Services, Inc.
5,000,000	2.780		08/05/08	4,986,486
Ranger Funding Co. LLC
5,000,000	2.650		08/20/08	4,981,597
San Paolo US Finance Corp.
5,000,000	2.770		09/16/08	4,970,376
Societe Generale
3,744,000	2.850		08/04/08	3,733,923

TOTAL COMMERCIAL PAPER AND CORPORATE
OBLIGATIONS				$66,730,166

Eurodollar Certificates of Deposit – 2.1%
ABN Amro Bank
$4,000,000	2.850%		11/10/08	$4,000,145

U.S. Government Agency Obligations – 9.8%
Federal Home Loan Bank
$5,000,000	2.509	(a)%	08/19/08	$5,000,000
2,000,000	2.492	(a)	09/06/08	1,999,072
4,000,000	2.800		02/25/09	4,000,000
1,000,000	3.125		06/19/09	999,589
Federal Home Loan Mortgage Corp.(a)
5,000,000	2.463		07/21/08	5,000,000
Federal National Mortgage Association(a)
2,000,000	2.230		07/01/08	1,999,765

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
				$18,998,426

Variable Rate Obligations(a) – 20.0%
ANZ National Bank Limited
$3,000,000	2.916%		09/10/08	$3,000,000
Barclays Bank PLC
2,000,000	2.671		07/16/08	2,000,000
Caja Madrid
5,000,000	2.968		07/21/08	5,000,000
HBOS Treasury Services PLC
5,000,000	2.438		07/07/08	5,000,000
IBM Corp.(b)
10,000,000	2.478		07/08/08	10,000,000
Merrill Lynch & Co., Inc.
2,000,000	2.611		07/15/08	2,000,000
Nordea Bank AB(b)
4,000,000	2.468		07/11/08	4,000,000
Royal Bank of Canada
2,000,000	3.233		08/15/08	2,000,000
UBS AG Stamford
2,000,000	2.461		07/16/08	2,000,000
Wells Fargo & Co.
4,000,000	2.508		07/03/08	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$39,000,000

Yankee Certificates of Deposit – 7.2%
BNP Paribas SA
$2,000,000	2.820%		11/28/08	$2,000,000
Calyon
2,000,000	3.020		10/27/08	2,000,000
3,000,000	2.760		11/12/08	3,000,000
Dexia Bank Belgium SA
5,000,000	2.640		08/28/08	5,000,040
Rabobank Nederland
2,000,000	2.900		07/18/08	2,000,000

TOTAL YANKEE CERTIFICATES
OF DEPOSIT				$14,000,040

TOTAL INVESTMENTS BEFORE REPURCHASE
AGREEMENT — 73.4%				$142,728,777

Repurchase Agreement(c) – 26.3%
Joint Repurchase Agreement Account II
$51,100,000	2.666%		07/01/08	$51,100,000
Maturity Value: $51,103,784

TOTAL INVESTMENTS – 99.7%				$193,828,777

OTHER ASSETS IN EXCESS
OF LIABILITIES – 0.3%				672,132

NET ASSETS – 100.0%				$194,500,909

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either Federal Funds, U.S. Treasury Bill or London Interbank Offering Rate. Interest rate disclosed is that which is in effect at June 30, 2008.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved

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The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $14,000,000, which represents approximately 7.2% of net assets as of June 30, 2008.

(c)	Joint repurchase agreement was entered into on June 30, 2008. Additional information appears below.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2008, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $51,100,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,000,000,000	2.75%	07/01/08	$2,000,152,778

Banc of America Securities LLC	3,945,000,000	2.65	07/01/08	3,945,290,396

Banc of America Securities LLC	500,000,000	2.25	07/01/08	500,031,250

Barclays Capital, Inc.	2,100,000,000	2.70	07/01/08	2,100,157,500

Credit Suisse Securities (USA) LLC	180,000,000	2.55	07/01/08	180,012,750

Deutsche Bank Securities, Inc.	3,500,000,000	2.70	07/01/08	3,500,262,500

Greenwich Capital Markets	375,000,000	2.75	07/01/08	375,028,646

JPMorgan Securities	2,500,000,000	2.70	07/01/08	2,500,187,500

Lehman Brothers Holdings, Inc.	4,423,900,000	2.65	07/01/08	4,424,225,648

Merrill Lynch	1,000,000,000	2.50	07/01/08	1,000,069,444

Morgan Stanley	500,000,000	2.50	07/01/08	500,034,722

UBS Securities LLC	4,000,000,000	2.70	07/01/08	4,000,300,000

TOTAL				$25,025,753,134

At June 30, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 2.270% to 3.500%, due 04/14/09 to 02/05/10; Federal Home Loan Mortgage Corp., 4.000% to 16.250%, due 11/01/08 to 04/01/38; Federal National Mortgage Association, 3.150% to 16.000%, due 07/01/08 to 07/01/48 and Government National Mortgage Association, 6.000%, due 01/15/38. The aggregate market value of the collateral, including accrued interest, was $25,578,123,127.

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at value (based on amortized cost)	$142,728,777
Repurchase agreement, at value (based on amortized cost)	51,100,000
Cash	67,846
Receivables:
Fund shares sold	512,192
Interest	228,342
Reimbursement from adviser	434
Other assets	5,135

Total assets	194,642,726

Liabilities:
Payable for amounts owed to affiliates	98,448
Accrued expenses	43,369

Total liabilities	141,817

Net Assets:
Paid-in capital	194,502,766
Accumulated net realized loss from investment transactions	(1,857)

NET ASSETS	$194,500,909

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	194,500,909
Net asset value, offering and redemption price per share:	$1.00

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment income:
Interest	$3,473,458

Expenses:
Management fees	354,845
Distribution and Service fees	253,460
Professional fees	31,010
Transfer Agent fees	20,277
Custody and accounting fees	19,096
Trustee fees	7,436
Printing fees	1,843
Other	3,693

Total expenses	691,660

Less — expense reductions	(61,658)

Net expenses	630,002

NET INVESTMENT INCOME	2,843,456

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,843,456

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2008 (Unaudited)	December 31, 2007

From operations:
Net investment income	$2,843,456	$10,321,430

Net increase in net assets resulting from operations	2,843,456	10,321,430

Distributions to shareholders:
From net investment income	(2,843,456)	(10,321,430)

From share transactions:
Proceeds from sales of shares	28,477,215	127,077,458
Reinvestment of dividends and distributions	2,843,456	10,322,039
Cost of shares redeemed	(42,337,732)	(131,320,430)

Net increase (decrease) in net assets resulting from share transactions	(11,017,061)	6,079,067

TOTAL INCREASE (DECREASE)	(11,017,061)	6,079,067

Net assets:
Beginning of period	205,517,970	199,438,903

End of period	$194,500,909	$205,517,970

Summary of share transactions:
Shares sold	28,477,215	127,077,458
Shares issued on reinvestment of dividends and distributions	2,843,456	10,322,039
Shares redeemed	(42,337,732)	(131,320,430)

NET INCREASE (DECREASE)	(11,017,061)	6,079,067

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The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

													Ratios assuming no
											Ratio of		expense reduction
	Net asset							Net assets,	Ratio of		net investment		Ratio of
	value,	Net		Distributions from		Net asset		end of	net expenses		income		total expenses
	beginning	investment		net investment		value, end	Total	period	to average		to average		to average
	of period	income		income		of period	return(b)	(in 000s)	net assets		net assets		net assets

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2008	$1.00	$0.01	(a)	$(0.01)		$1.00	1.39%	$194,501	0.62	%(g)	2.82	%(d)(g)	0.69	%(g)

FOR THE YEARS ENDED DECEMBER 31,

2007	1.00	0.05	(a)	(0.05)		1.00	4.98	205,518	0.48		4.87	(d)	0.71
2006(c)	1.00	0.05	(a)	(0.05)		1.00	4.65	199,439	0.49		4.59	(d)	0.71
2005(c)	1.00	0.03	(e)	(0.03	)(f)	1.00	2.75	222,194	0.55		2.65		0.55
2004(c)	1.00	0.01	(e)	(0.01)		1.00	0.91	264,679	0.52		0.88		0.52
2003(c)	1.00	0.01	(e)	(0.01)		1.00	0.80	377,155	0.53		0.82		0.53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund.
(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006, 4.64% for the year ended December 31, 2007 and 2.75% for the six months ended June 30, 2008.
(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments using the amortized-cost method, as permitted by Rule 2a-7 under the Act, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and recorded daily and paid monthly. Capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM reviewed the tax positions for the open tax years (tax years ended December 31, 2004-2007) and determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.35% of the Fund’s average daily net assets.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Fund.

D. Other Agreements — Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM reimbursed approximately $59,100 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, custodian and transfer agent fees were reduced by approximately $1,000 and $2,000 respectively.
At June 30, 2008, the amounts owed to affiliates were approximately $55,000, $40,000 and $3,000 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Investments in Securities
Level	Long-Assets

Level 1	$—
Level 2(a)	193,828,777
Level 3	—

Total	$193,828,777

(a)	The Fund utilizes amortized cost which approximates fair value to value money market investments. This results in a Level 2 classification as amortized cost is considered a model-based price.

5. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had a capital loss carryforward of $1,857 expiring December 31, 2014.

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

7. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level and the estimated annualized savings resulting from this undertaking; (e) potential economies of scale; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements; (k) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (l) the current pricing and profitability of the Fund’s transfer agent; and (m) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (i) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares, and other matters. During the course of their deliberations, the Independent Trustees met in

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance was provided for the one-year period ended December 31, 2007. The Trustees considered the Fund’s investment performance in light of its investment objective and credit parameters. They also considered the investor constituencies the Fund serves, and the Fund’s compliance with regulations of the Securities and Exchange Commission applicable to money market mutual funds and the stability of the Fund’s net asset value. In light of these considerations, the Trustees concluded that the Fund was providing investment performance within a competitive range for investors and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
They also considered information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees reviewed information regarding potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of such economies. In this regard, they considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the contractual fee rate charged by the Investment Adviser (which does not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to other variable annuity money market funds. The Trustees noted that the fees actually paid by the Fund were reduced by the Investment Adviser’s voluntary undertaking to limit certain “other expenses” to a certain amount. The Independent Trustees also considered the competitive nature of the money market fund business and the competiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; and (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (e) the Investment Adviser’s

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		ended
	1/1/08	6/30/08		6/30/08*
Actual	$1,000.00	$1,013.90		$3.13
Hypothetical 5% return	1,000.00	1,021.76	+	3.14

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.62%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

17

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds: Money Market Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITMMSAR/08-4947.MF/08-08

Goldman
Sachs Variable Insurance Trust

Growth and Income Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth and Income Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The U.S. equity markets finished the reporting period near their year-to-date lows, as concerns related to the ongoing credit crunch thwarted a brief rally in April and May. All told, the Russell 1000 Value Index returned −13.57% during the six-month reporting period. Headlines focused on additional financial asset write-offs, escalating gasoline prices and global inflation pressures. Volatility, which remains slightly above normalized levels, continues in the Financial, Insurance and Home Building segments of the equity markets.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Devon Energy Corp.	5.6%	Energy
Hess Corp.	3.9	Energy
Sprint Nextel Corp.	3.7	Telecommunication Services
Occidental Petroleum Corp.	3.6	Energy
Unilever NV	3.4	Food, Beverage & Tobacco
Entergy Corp.	3.1	Utilities
Johnson & Johnson	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Baxter International, Inc.	2.8	Health Care Equipment & Services
AT&T, Inc.	2.8	Telecommunication Services
Time Warner, Inc.	2.6	Media

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of −7.34% and −7.18%, respectively. These returns compare to the −13.57% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during a difficult market environment. Strong, positive stock selection was evident among the majority of sectors. The Fund’s holdings in the Energy and Financials sectors were the largest positive contributors to performance, while its holdings in the Consumer Staples sector detracted the most from performance.

The Fund’s Energy investments, such as Devon Energy Corp. and Hess Corp., performed well as production, capital allocation and reserve trends continue to improve. Elsewhere, shares of Visa rose as the company’s margins and market share continue to improve. We also believe Visa can benefit from low credit and balance sheet risk — two positive characteristics in the Financials sector. U.S. Steel Corp., a new holding added to the portfolio in the second quarter of 2008, was another positive contributor to performance. We believe the company is well positioned to benefit from a combination of its fixed cost structure and significant pricing power.

Holdings that detracted from performance included Unilever and Newell Rubbermaid, Inc., both of which declined in response to margin concerns. It is our belief that both companies still represent long-term values as the risk-reward trade-off appears attractive. In Financials, the Fund was negatively impacted by weakness in shares of AllianceBernstein and KeyCorp. In Services, shares of Sprint Nextel Corp. fell to levels that we think undervalue the company’s subscriber base and scarce assets. Additionally, we believe, at this time, the company’s setbacks are largely correctable under the leadership of its new Chief Executive Officer.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Principal Investment Strategies and Risks

The VIT Growth and Income Fund invests primarily in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

SECTOR ALLOCATION

Percentage of Investment Portfolio

The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.0% of the Fund’s net assets at June 30, 2008.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 92.0%
Automobiles & Components – 0.4%
81,192	Johnson Controls, Inc.	$2,328,587

Banks — 2.1%
150,482	Comerica, Inc.	3,856,854
237,940	KeyCorp	2,612,581
355,784	Synovus Financial Corp.(a)	3,105,994
162,845	Wachovia Corp.	2,528,983

		12,104,412

Capital Goods – 2.9%
401,693	General Electric Co.	10,721,186
100,509	United Technologies Corp.	6,201,406

		16,922,592

Commercial Services & Supplies – 1.0%
160,084	Waste Management, Inc.	6,036,768

Consumer Durables & Apparel – 1.3%
132,608	Mattel, Inc.	2,270,249
322,952	Newell Rubbermaid, Inc.	5,422,364

		7,692,613

Consumer Services – 0.5%
140,998	H&R Block, Inc.	3,017,357

Diversified Financials – 8.3%
216,722	AllianceBernstein Holding LP	11,850,359
339,806	Bank of America Corp.	8,111,169
456,861	Citigroup, Inc.	7,656,990
385,458	JPMorgan Chase & Co.	13,225,064
154,696	Merrill Lynch & Co., Inc.	4,905,410
72,681	Morgan Stanley	2,621,604

		48,370,596

Energy – 20.4%
268,707	Devon Energy Corp.	32,287,833
65,969	EOG Resources, Inc.	8,655,133
133,210	Exxon Mobil Corp.	11,739,797
177,614	Hess Corp.	22,413,111
46,400	National-Oilwell Varco, Inc.*	4,116,608
232,038	Occidental Petroleum Corp.	20,850,935
62,500	Schlumberger Ltd.	6,714,375
281,647	The Williams Companies, Inc.	11,353,190

		118,130,982

Food & Staples Retailing – 2.6%
76,792	SUPERVALU, Inc.	2,372,105
224,066	Wal-Mart Stores, Inc.	12,592,509

		14,964,614

Food, Beverage & Tobacco – 7.3%
200,747	Altria Group, Inc.	4,127,358
190,154	ConAgra Foods, Inc.	3,666,169
200,747	Philip Morris International, Inc.	9,914,895
35,090	Reynolds American, Inc.	1,637,650
57,977	The Coca-Cola Co.	3,013,645
693,143	Unilever NV	19,685,261

		42,044,978

Health Care Equipment & Services – 2.8%
253,765	Baxter International, Inc.	16,225,734

Household & Personal Products – 0.3%
33,478	The Clorox Co.	1,747,552

Insurance – 3.9%
148,176	American International Group, Inc.	3,920,737
71,091	Hartford Financial Services Group, Inc.	4,590,346
39,749	PartnerRe Ltd.	2,747,848
125,023	The Allstate Corp.	5,699,799
126,841	The Travelers Companies, Inc.	5,504,899

		22,463,629

Materials – 3.1%
36,335	Air Products & Chemicals, Inc.	3,592,078
60,709	Nucor Corp.	4,533,141
52,858	United States Steel Corp.	9,767,101

		17,892,320

Media – 4.1%
447,916	Comcast Corp. Class A	8,496,966
1,026,256	Time Warner, Inc.	15,188,589

		23,685,555

Pharmaceuticals, Biotechnology & Life Sciences – 6.8%
138,018	Abbott Laboratories	7,310,813
92,000	Amgen, Inc.*	4,338,720
269,183	Johnson & Johnson	17,319,234
187,549	Pfizer, Inc.	3,276,481
143,959	Wyeth	6,904,274

		39,149,522

Real Estate Investment Trusts – 4.1%
580,170	Annaly Capital Management, Inc.	8,998,437
110,442	Apartment Investment & Management Co.	3,761,654
54,845	Camden Property Trust	2,427,440
381,267	DCT Industrial Trust, Inc.	3,156,891
46,020	Pennsylvania Real Estate Investment Trust	1,064,903
134,985	Realty Income Corp.(a)	3,072,258
15,804	Vornado Realty Trust	1,390,752

		23,872,335

Retailing – 0.4%
68,436	J.C. Penney Co., Inc.	2,483,543

Software & Services – 0.5%
38,700	Visa, Inc. Class A*	3,146,697

Technology Hardware & Equipment – 2.2%
225,207	Hewlett-Packard Co.	9,956,402
23,048	International Business Machines Corp.	2,731,879
60	Nortel Networks Corp.*	493

		12,688,774

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 7.5%
477,619	AT&T, Inc.	$16,090,984
127,800	Embarq Corp.	6,041,106
2,259,443	Sprint Nextel Corp.	21,464,709

		43,596,799

Utilities – 9.5%
26,286	American Electric Power Co., Inc.	1,057,486
47,817	Edison International	2,456,837
150,346	Entergy Corp.	18,113,686
99,138	Equitable Resources, Inc.	6,846,470
133,735	FirstEnergy Corp.	11,010,403
110,547	PG&E Corp.	4,387,610
212,866	PPL Corp.	11,126,506

		54,998,998

TOTAL COMMON STOCKS
(Cost $572,500,290)		$533,564,957

	Dividend
Shares	Rate	Value

Preferred Stock – 1.1%
Banks – 1.1%
Freddie Mac Series Z
98,384	8.375%	$2,390,731
JPMorgan Chase & Co.
4,147,000	7.900%	3,888,393

TOTAL PREFERRED STOCKS
(Cost $6,538,894)		$6,279,124

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.4%
JPMorgan Chase Euro – Time Deposit
$19,795,168	1.922%	07/01/08	$19,795,168
(Cost $19,795,168)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $598,834,352)			$559,639,249

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 1.0%
Boston Global Investment Trust – Enhanced Portfolio
6,129,950	2.745%
(Cost $6,129,950)		$6,129,950

TOTAL INVESTMENTS – 97.5%
(Cost $604,964,302)		$565,769,199

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		14,351,953

NET ASSETS – 100.0%		$580,121,152

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at value (identified cost $598,834,352)(a)	$559,639,249
Securities lending collateral, at value which equals cost	6,129,950
Receivables:
Fund shares sold	20,763,523
Dividends and interest	1,396,789
Investment securities sold	348,919
Securities lending income	4,177
Other assets	3,255

Total assets	588,285,862

Liabilities:
Payables:
Payable upon return of securities loaned	6,129,950
Investment securities purchased	1,297,450
Amounts owed to affiliates	363,290
Fund shares redeemed	211,198
Accrued expenses	162,822

Total liabilities	8,164,710

Net Assets:
Paid-in capital	605,116,579
Accumulated undistributed net investment income	9,740,324
Accumulated net realized gain from investment transactions	4,459,352
Net unrealized loss on investments	(39,195,103)

NET ASSETS	$580,121,152

Net Assets:
Institutional	$569,055,758
Service	11,065,394

Total Net Assets	$580,121,152

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	49,009,615
Service	950,835

Net asset value, offering and redemption price per share:
Institutional	$11.61
Service	11.64

(a)	Includes loaned securities having a market value of $5,859,842.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment income:
Dividends	$10,859,801
Interest (including securities lending income of $20,289)	302,946

Total investment income	11,162,747

Expenses:
Management fees	2,085,456
Transfer Agent fees(a)	55,607
Professional fees	42,996
Printing fees	39,784
Custody and accounting fees	8,457
Trustee fees	7,436
Distribution and Service fees — Service Class	1,590
Other	7,608

Total expenses	2,248,934

Less — expense reductions	(6,030)

Net expenses	2,242,904

NET INVESTMENT INCOME	8,919,843

Realized and unrealized gain (loss) from investment transactions:
Net realized gain from investment transactions	6,227,814
Net change in unrealized loss on investments	(58,438,627)

Net realized and unrealized loss from investment transactions	(52,210,813)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,290,970)

(a)	Institutional and Service Class had Transfer Agent fees of $55,480 and $127, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income	$8,919,843	$9,037,913
Net realized gain from investment transactions	6,227,814	43,363,162
Net change in unrealized loss on investments	(58,438,627)	(48,550,141)

Net increase (decrease) in net assets resulting from operations	(43,290,970)	3,850,934

Distributions to shareholders:
From net investment income
Institutional Shares	—	(10,416,926)
Service Shares*	—	(1,613)
From net realized gains
Institutional Shares	—	(53,637,788)
Service Shares*	—	(8,300)

Total distributions to shareholders	—	(64,064,627)

From share transactions:
Proceeds from sales of shares	75,053,050	180,088,286
Reinvestments of dividends and distributions	—	64,064,627
Cost of shares redeemed	(23,614,113)	(43,981,650)

Net increase in net assets resulting from share transactions	51,438,937	200,171,263

TOTAL INCREASE	8,147,967	139,957,570

Net assets:
Beginning of period	571,973,185	432,015,615

End of period	$580,121,152	$571,973,185

Accumulated undistributed net investment income	$9,740,324	$820,481

*	Service Share Class commenced operations on July 24, 2007.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		to average		turnover
Year – Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - Institutional	$12.53	$0.19	$(1.11)	$(0.92)	$—	$—	$—	$11.61	(7.34)%	$569,056	0.81	%(d)	3.19	%(d)	0.81	%(d)	3.19	%(d)	33%
2008 - Service	12.52	0.17	(1.05)	(0.88)	—	—	—	11.64	(7.18)	11,065	1.06	(d)	7.55	(d)	1.06	(d)	7.55	(d)	33

FOR THE YEARS ENDED DECEMBER 31,

2007 - Institutional	13.91	0.25	(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		1.75		0.85		1.75		79
2007 - Service(c)	14.71	0.15	(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(d)	3.11	(d)	1.09	(d)	2.96	(d)	79

2006 - Institutional	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		2.15		0.87		2.14		52
2005 - Institutional	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		1.77		0.88		1.77		46
2004 - Institutional	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58
2003 - Institutional	8.14	0.13	1.85	1.98	(0.12)	—	(0.12)	10.00	24.36	230,316	1.02		1.44		1.20		1.26		51

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Service Share Class commenced operations on July 24, 2007.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shares of the Fund separately bears its respective class-specific Transfer Agent fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rate for the period:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Over $2 billion	Effective Rate

0.75%	0.68%	0.65%	0.75%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets for the Institutional and Service Shares.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS (continued)

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM made no reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees was reduced by approximately $6,000.
At June 30, 2008, amounts owed to affiliates were approximately $352,600, $1,300 and $9,400 for Management, Distribution and Service and Transfer Agent Fees, respectively.

4  PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008 were $214,478,949 and $176,026,176, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $4,500 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Level	Investments in Securities Long — Assets

Level 1	$545,974,031

Level 2	19,795,168

Level 3	—

Total	$565,769,199

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $1,903, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $2,266 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2008 was $2,849,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had a capital loss carryforward of $152,979 that expires in December 31, 2010. Utilization of these losses may be substantially limited under the Code.

At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$604,666,652

Gross unrealized gain	51,348,191
Gross unrealized loss	(90,245,644)

Net unrealized security loss	$(38,897,453)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of partnership investments and wash sales as of the most recent fiscal year end.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these made arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the six months ended
	June 30, 2008		For the year ended
	(Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,359,650	$63,646,571	12,554,047	$179,993,458
Reinvestment of dividends and distributions	—	—	5,059,614	64,054,714
Shares redeemed	(1,975,538)	(23,585,931)	(3,053,364)	(43,976,699)

	3,384,112	40,060,640	14,560,297	200,071,473

Service Shares*
Shares sold	946,011	11,406,479	6,760	94,828
Reinvestment of dividend and distributions	—	—	783	9,913
Shares redeemed	(2,350)	(28,182)	(369)	(4,951)

	943,661	11,378,297	7,174	99,790

NET INCREASE	4,327,773	$51,438,937	14,567,471	$200,171,263

* Service Share Class commenced operations on July 24, 2007.

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its contractual Management Fees for the Fund to achieve the following annual rates:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.65%	0.64%	0.63%

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust, and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing and profitability of the Fund’s transfer agent; and (n) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance, rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-and five-

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

year periods ended December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that the Fund was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management of the Fund would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a one-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace; and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63
The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	Six Months
	Account Value	Account Value	Ended
Share Class	1/1/08	6/30/08	6/30/08*
Institutional
Actual	$1,000.00	$926.60	$3.88
Hypothetical 5% return	1,000.00	1,020.84 +	4.07

Service
Actual	$1,000.00	928.20	5.08
Hypothetical 5% return	1,000.00	1,019.89 +	5.32

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81 % and 1.06 % for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITG&ISAR/08-12261.MF/08-08

Goldman
Sachs Variable Insurance Trust

Structured Small Cap Equity Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The Russell 2000 Index returned –9.37% for the six-month period ended June 30, 2008. Nine of the ten sectors in the Index experienced losses, particularly the Telecommunication Services (–22.7%) and Consumer Discretionary (–18.9%) sectors. The top-weighted Financials (–16.8%) sector was the biggest detractor (weight times performance) from Index returns.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Stone Energy Corp.	2.1%	Energy
The Buckle, Inc.	1.5	Retailing
Aspen Insurance Holdings Ltd.	1.3	Insurance
DCT Industrial Trust, Inc.	1.1	Real Estate
Schnitzer Steel Industries, Inc. Class A	1.1	Materials
eResearchTechnology, Inc.	1.0	Pharmaceuticals, Biotechnology & Life Sciences
Owens & Minor, Inc.	0.9	Health Care Equipment & Services
Terra Industries, Inc.	0.9	Materials
Tecumseh Products Co. Class A	0.9	Capital Goods
Ansys, Inc.	0.9	Software & Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities should be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of –9.06% and –9.15%, respectively. These returns compare to the –9.37% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Portfolio Positioning and Highlights

Although markets were down, the Fund did manage to outpace its benchmark, the Russell 2000 Index during the reporting period, reversing the trend of 2007. Market volatility was a key feature during the six-month period. After the Russell 2000 Index declined in January and February, it rebounded sharply through May, only to experience a dramatic reversal in June. Though the period was challenging for equity markets generally, we were able to outperform, particularly in the second quarter. Although we haven’t fully recovered from the shortfall in 2007, we are pleased to report this initial step. We made several enhancements to our models over the past year and many of them paid off in the first half of 2008, as several new signals were major drivers of returns. Overall, we saw positive results from most of our investment themes, with the performance of our Momentum, Valuation, Management, Sentiment and Profitability themes all contributing strongly to the Fund’s relative performance during the period. We believe the rebound from our themes after their recent lows perhaps indicates that the massive selling of similar holdings by quantitative manager has run its course and that crowding (many other quantitative managers in the industry were looking for similar stock traits) has become less of a problem. In addition, we are encouraged by the strong positive contribution to returns from many of our newer, proprietary factors. We believe that we may be able to avoid future de-leveraging incidents by continuing to develop additional proprietary factors and allocating less risk to factors that appear to be too crowded.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

The VIT Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

SECTOR ALLOCATION AS OF JUNE 30, 2008

Percentage of Investment Portfolio

The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 8.5% of the Fund’s net assets at June 30, 2008.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Automobiles & Components – 0.2%
100	ArvinMeritor, Inc.	$1,248
4,300	Coachmen Industries, Inc.*	9,116
19,067	Cooper Tire & Rubber Co.	149,485
4,391	Drew Industries, Inc.*	70,037
2,184	Modine Manufacturing Co.	27,016
341	Sauer-Danfoss, Inc.	10,622

		267,524

Banks – 3.5%
100	1st Source Corp.	1,610
100	Ameris Bancorp	870
1,909	Associated Banc-Corp	36,825
9,002	Bancorpsouth, Inc.	157,445
17,700	Boston Private Financial Holdings, Inc.	100,359
4,501	Brookline Bancorp, Inc.	42,985
26,051	Cathay General Bancorp(a)	283,174
2,987	Central Pacific Financial Corp.	31,841
1,392	Chemical Financial Corp.	28,397
1,824	City National Corp.	76,736
110	Community Trust Bancorp, Inc.	2,889
5,965	CVB Financial Corp.	56,310
80,188	First Bancorp(a)	508,392
1,376	First Citizens BancShares, Inc. Class A	191,938
682	First Midwest Bancorp, Inc.	12,719
827	Heritage Commerce Corp.	8,187
34	Horizon Financial Corp.	212
1,816	Investors Bancorp, Inc.*	23,717
266	MB Financial, Inc.	5,977
100	Nara Bancorp, Inc.	1,073
6,892	Pacific Capital Bancorp NA(a)	94,972
1,988	Popular, Inc.	13,101
3,790	Preferred Bank	19,632
51,654	Provident Financial Services, Inc.	723,672
100	Renasant Corp.	1,473
1,579	Republic Bancorp, Inc. Class A	38,843
100	SCBT Financial Corp.	2,856
100	Southwest Bancorp, Inc.	1,150
100	Sterling Financial Corp.	414
100	Susquehanna Bancshares, Inc.	1,369
10,185	Synovus Financial Corp.(a)	88,915
337	Tompkins Financial Corp.	12,536
705	TriCo Bancshares	7,720
75,700	Umpqua Holdings Corp.(a)	918,241
100	Washington Trust Bancorp, Inc.	1,970
7,197	Webster Financial Corp.	133,864
100	Westfield Financial, Inc.	905
49,289	Whitney Holding Corp.(a)	901,989
429	Wilmington Trust Corp.	11,343
1,939	Wintrust Financial Corp.	46,245

		4,592,866

Capital Goods – 9.3%
14,114	A.O. Smith Corp.	463,363
1,561	AAON, Inc.	30,065
1,100	Acuity Brands, Inc.	52,888
49	AGCO Corp.*(b)	2,568
6,615	American Woodmark Corp.(a)	139,775
3,318	Ampco-Pittsburgh Corp.	147,585
4,228	Applied Signal Technology, Inc.	57,754
100	Astec Industries, Inc.*	3,214
440	Axsys Technologies, Inc.*	22,898

3,041	AZZ, Inc.*	121,336
1,170	Belden, Inc.	39,640
12,384	Bucyrus International, Inc.	904,280
8,320	Builders FirstSource, Inc.*	44,179
36,200	C&D Technologies, Inc.*(a)	306,252
6,093	Capstone Turbine Corp.*	25,530
214	Cascade Corp.	9,056
1,912	China Fire & Security Group, Inc.*	15,392
2,300	CIRCOR International, Inc.	112,677
53	Coleman Cable, Inc.*	547
6,155	Columbus McKinnon Corp.*	148,212
2,500	Commercial Vehicle Group, Inc.*	23,375
22,388	Cubic Corp.	498,805
23,979	Encore Wire Corp.(a)	508,115
6,026	Gibraltar Industries, Inc.	96,235
3,241	Graham Corp.	240,191
808	Greenbrier Cos., Inc.	16,402
8,527	Griffon Corp.*	74,697
203	II-VI, Inc.*	7,089
457	Insituform Technologies, Inc. Class A*	6,960
19,070	Integrated Electrical Services, Inc.*	328,004
3,020	Kadant, Inc.*	68,252
3,472	KBR, Inc.	121,208
20,148	L.B. Foster Co. Class A*	668,914
1,674	Lennox International, Inc.	48,479
54,012	LSI Industries, Inc.	438,577
3,315	Lydall, Inc.*	41,603
1,600	Michael Baker Corp.*	35,008
8,100	NACCO Industries, Inc. Class A	602,235
2,387	NCI Building Systems, Inc.*	87,674
13,193	Orbital Sciences Corp.*	310,827
230	Peerless Manufacturing Co.*	10,780
7,507	Powell Industries, Inc.*	378,428
33,090	Power-One, Inc.*	62,540
8,798	Quanex Building Products Corp.	130,738
1,164	RBC Bearings, Inc.*	38,784
2,705	Robbins & Myers, Inc.	134,898
19,568	Rush Enterprises, Inc. Class A*	235,012
5,100	Sun Hydraulics Corp.	164,577
19,615	Superior Essex, Inc.*	875,417
34,400	Tecumseh Products Co. Class A*	1,127,632
1,748	Teledyne Technologies, Inc.*	85,285
3,312	Tennant Co.	99,592
6,900	The Gorman-Rupp Co.	274,896
5,879	Titan International, Inc.	209,410
16,771	Titan Machinery, Inc.*	525,268
6,653	Tredegar Corp.	97,799
33,792	TriMas Corp.*	202,414
1,347	Ultralife Corp.*	14,399
1,540	Universal Forest Products, Inc.	46,138
3,678	Valence Technology, Inc.*	16,294
686	Valmont Industries, Inc.	71,543
6,358	Vicor Corp.	63,453
3,588	Wabash National Corp.	27,125
1,172	Watts Water Technologies, Inc. Class A	29,183
14,420	Woodward Governor Co.	514,217

		12,305,683

 4
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – 3.8%
1,822	Administaff, Inc.	$50,816
3,114	Amrep Corp.(a)	148,195
45,023	Bowne & Co., Inc.	574,043
7,770	CDI Corp.	197,669
3,670	China Security & Surveillance Technology, Inc.*	49,472
26,797	Comfort Systems USA, Inc.	360,152
796	Consolidated Graphics, Inc.*	39,219
23,825	Herman Miller, Inc.	593,004
7,134	HNI Corp.(a)	125,986
45,950	IKON Office Solutions, Inc.	518,316
1,866	Kelly Services, Inc. Class A	36,070
16,408	Kimball International, Inc. Class B	135,858
65,281	MPS Group, Inc.*	693,937
8,558	Navigant Consulting, Inc.*	167,394
7,294	Resources Connection, Inc.	148,433
1,400	School Specialty, Inc.*	41,622
102,806	Spherion Corp.*	474,964
16,410	United Stationers, Inc.*	606,349
100	Viad Corp.	2,579

		4,964,078

Consumer Durables & Apparel – 2.0%
11,148	American Greetings Corp. Class A	137,566
37,834	Brunswick Corp.	401,040
2,500	Callaway Golf Co.	29,575
1,821	Columbia Sportswear Co.	66,922
6,000	Deckers Outdoor Corp.*	835,200
2,203	Fossil, Inc.*	64,041
3,069	Fuqi International, Inc.*	26,885
8,190	Furniture Brands International, Inc.	109,418
532	Hanesbrands, Inc.*	14,439
6,996	Kenneth Cole Productions, Inc. Class A	88,849
2,246	Oxford Industries, Inc.	43,011
2,022	Polaris Industries, Inc.(a)	81,648
4,083	Skechers U.S.A., Inc. Class A*	80,680
5,839	The Warnaco Group, Inc.*	257,325
15,177	Wolverine World Wide, Inc.	404,771

		2,641,370

Consumer Services – 3.2%
9,325	Bob Evans Farms, Inc.	266,695
5,332	California Pizza Kitchen, Inc.*	59,665
17,354	Capella Education Co.*	1,035,166
3,896	CEC Entertainment, Inc.*	109,127
2,435	Chipotle Mexican Grill, Inc. Class A*	201,180
12,635	Chipotle Mexican Grill, Inc. Class B*(b)	952,174
11,013	DeVry, Inc.	590,517
21,400	O’Charleys, Inc.	215,284
3,060	PF Chang’s China Bistro, Inc.*(a)	68,360
7,888	Pre-Paid Legal Services, Inc.*(a)	320,410
5,976	Sonic Corp.*	88,445
8,730	WMS Industries, Inc.*	259,892

		4,166,915

Diversified Financials – 2.5%
12,235	Advance America Cash Advance Centers, Inc.	62,154
2,100	Capital Southwest Corp.	218,883

27,281	Cash America International, Inc.	845,711
5,500	CompuCredit Corp.*(a)	33,000
16,274	Eaton Vance Corp.	647,054
863	FCStone Group, Inc.*	24,104
900	Federated Investors, Inc. Class B	30,978
3,572	GAMCO Investors, Inc. Class A	177,243
18,881	Greenhill & Co., Inc.(a)	1,016,931
6,485	Knight Capital Group, Inc. Class A*	116,600
106	NGP Capital Resources Co.	1,633
556	PHH Corp.*	8,535
1,783	Piper Jaffray Cos, Inc.*	52,295
1,090	Portfolio Recovery Associates, Inc.*(a)	40,875
100	Sanders Morris Harris Group, Inc.	678
563	World Acceptance Corp.*	18,956

		3,295,630

Energy – 10.8%
3,256	Allis-Chalmers Energy, Inc.*	57,957
1,556	Alpha Natural Resources, Inc.*	162,275
900	Approach Resources, Inc.*	24,111
2,600	Arlington Tankers Ltd.	60,372
11,196	Berry Petroleum Co. Class A	659,220
1,690	Bill Barrett Corp.*	100,403
18,977	Bois d’Arc Energy, Inc.*	461,331
9,900	Bronco Drilling Co., Inc.*	181,962
327	Cal Dive International, Inc.*	4,673
20,185	Complete Production Services, Inc.*	735,138
10,200	Concho Resources, Inc.*	380,460
809	Continental Resources, Inc.*	56,080
6,942	Dawson Geophysical Co.*	412,771
1,635	Dril-Quip, Inc.*	103,005
31,900	Energy Partners Ltd.*	475,948
2,305	Energy XXI Bermuda Ltd.*	15,951
1,567	Exterran Holdings, Inc.*	112,025
18,834	General Maritime Corp.	489,307
13,483	Grey Wolf, Inc.*	121,752
8,300	Gulf Island Fabrication, Inc.	406,119
26,691	Harvest Natural Resources, Inc.*	295,202
840	James River Coal Co.*	49,300
3,793	Knightsbridge Tankers Ltd.	122,173
8,452	Lufkin Industries, Inc.	703,883
17,219	Mariner Energy, Inc.*	636,586
3,666	Matrix Service Co.*	84,538
3,691	NATCO Group, Inc. Class A*	201,270
6,200	Newpark Resources, Inc.*	48,732
914	Oil States International, Inc.*	57,984
500	Petroleum Development Corp.*	33,245
9,631	Petroquest Energy, Inc.*	259,074
5,238	Pioneer Drilling Co.*	98,527
24,500	Rosetta Resources, Inc.*	698,250
41,937	Stone Energy Corp.*	2,764,068
16,514	Swift Energy Co.*	1,090,915
10,720	Teekay Tankers Ltd. Class A(a)	248,811
20,433	Union Drilling, Inc.*	442,987
41,298	Vaalco Energy, Inc.*	349,794
400	W&T Offshore, Inc.	23,404
18,636	Willbros Group, Inc.*	816,443
9,729	World Fuel Services Corp.	213,454

		14,259,500

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Food & Staples Retailing – 2.8%
10,796	BJ’s Wholesale Club, Inc.*	$417,805
11,229	Casey’s General Stores, Inc.	260,176
6,027	Longs Drug Stores Corp.	253,797
27,445	Nash Finch Co.	940,540
45,710	PriceSmart, Inc.	904,144
3,183	Susser Holdings Corp.*	30,811
3,607	The Andersons, Inc.	146,841
5,480	The Pantry, Inc.*	58,417
3,350	Weis Markets, Inc.	108,775
36,534	Winn-Dixie Stores, Inc.*	585,275

		3,706,581

Food, Beverage & Tobacco – 1.4%
65,255	Chiquita Brands International, Inc.*(a)	989,918
9,687	Diamond Foods, Inc.	223,188
2,800	Flowers Foods, Inc.	79,352
3,149	Green Mountain Coffee Roasters, Inc.*(a)	118,308
15,316	Imperial Sugar Co.(a)	237,858
815	Ralcorp Holdings, Inc.*	40,294
4,500	Sanderson Farms, Inc.	155,340

		1,844,258

Health Care Equipment & Services – 5.8%
2,016	AMERIGROUP Corp.*	41,933
10,919	Analogic Corp.	688,661
38,100	Conmed Corp.*	1,011,555
3,241	Cyberonics, Inc.*	70,330
7,340	Datascope Corp.	344,980
771	Exactech, Inc.*	19,823
1,089	Gen-Probe, Inc.*	51,706
3,881	Hill-Rom Holdings, Inc.	104,709
1,671	ICU Medical, Inc.*	38,233
44,100	Invacare Corp.	901,404
33,861	Kindred Healthcare, Inc.*	973,842
187	Kinetic Concepts, Inc.*	7,463
2,009	Masimo Corp.*	69,009
10,290	Medical Action Industries, Inc.*	106,707
7,696	Merit Medical Systems, Inc.*	113,131
4,711	NuVasive, Inc.*	210,393
4,982	Orthofix International NV*	144,229
1,800	Osteotech, Inc.*	10,242
26,622	Owens & Minor, Inc.	1,216,359
31,807	Quidel Corp.*	525,452
7,961	RehabCare Group, Inc.*	127,615
9,387	STERIS Corp.	269,970
10,311	SurModics, Inc.*(a)	462,345
1,070	Symmetry Medical, Inc.*	17,356
2,190	Synovis Life Technologies, Inc.*	41,238
4,700	Theragenics Corp.*	17,061
1,705	West Pharmaceutical Services, Inc.	73,792

		7,659,538

Insurance – 3.1%
9,477	American Physicians Capital, Inc.	459,066
72,605	Aspen Insurance Holdings Ltd.	1,718,560
6,265	Endurance Specialty Holdings Ltd.	192,899
594	Hallmark Financial Services, Inc.*	5,744
16,883	IPC Holdings Ltd.	448,244
1,300	National Western Life Insurance Co. Class A	284,050

23,700	Platinum Underwriters Holdings Ltd.	772,857
756	Selective Insurance Group	14,183
10,704	Stewart Information Services Corp.	207,015

		4,102,618

Materials – 6.5%
8,329	American Vanguard Corp.	102,447
1,890	Brush Engineered Materials, Inc.*	46,154
20,200	Calgon Carbon Corp.*(a)	312,292
572	Carpenter Technology Corp.	24,968
3,494	CF Industries Holdings, Inc.	533,883
13,112	Compass Minerals International, Inc.	1,056,303
814	Ferro Corp.	15,271
70	HB Fuller Co.	1,571
6,200	Horsehead Holding Corp.*	75,392
3,808	Innophos Holdings, Inc.	121,665
6,933	Kaiser Aluminum Corp.	371,123
25,411	Koppers Holdings, Inc.	1,063,958
3,475	LSB Industries, Inc.*(a)	68,805
4,600	Minerals Technologies, Inc.	292,514
358	NewMarket Corp.	23,710
8,084	Olympic Steel, Inc.	613,737
1,827	Quaker Chemical Corp.	48,708
12,535	Schnitzer Steel Industries, Inc. Class A	1,436,511
59,517	ShengdaTech, Inc.*(a)	591,004
3,063	Solutia, Inc.*	39,268
27,808	Spartech Corp.	262,229
3,116	Stepan Co.	142,152
1,817	Stillwater Mining Co.*	21,495
24,500	Terra Industries, Inc.	1,209,075
67	Universal Stainless & Alloy Products, Inc.*	2,482
4,500	Zep, Inc.	66,960

		8,543,677

Media – 1.7%
5,546	AH Belo Corp. Class A	31,612
9,492	Arbitron, Inc.	450,870
35,865	Belo Corp. Class A	262,173
13,168	Cox Radio, Inc. Class A*	155,382
1,493	DreamWorks Animation SKG, Inc. Class A*	44,506
61,373	Entercom Communications Corp. Class A	430,839
10,833	Gray Television, Inc.	31,091
14,668	Harte-Hanks, Inc.	167,949
27,131	LIN TV Corp. Class A*	161,701
4,163	RCN Corp.*	44,877
16,585	Scholastic Corp.*	475,326
101	Sinclair Broadcast Group, Inc. Class A	768

		2,257,094

Pharmaceuticals, Biotechnology & Life Sciences – 6.1%
3,244	Accelrys, Inc.*	15,668
12,900	Albany Molecular Research, Inc.*	171,183
3,383	Alnylam Pharmaceuticals, Inc.*	90,428
911	Alpharma, Inc. Class A*	20,525
1,669	Avant Immunotherapeutics, Inc.*	24,301

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)

30,262	BioMarin Pharmaceutical, Inc.*	$876,993
777	Bio-Rad Laboratories, Inc. Class A*	62,852
3,599	Bruker Corp.*	46,247
25,350	Caraco Pharmaceutical Laboratories Ltd.*	334,620
26,770	Cepheid, Inc.*	752,772
10,593	Cubist Pharmaceuticals, Inc.*	189,191
1,208	Dionex Corp.*	80,175
3,700	Emergent Biosolutions, Inc.*	36,741
3,339	Enzon Pharmaceuticals, Inc.*(a)	23,774
73,899	eResearchTechnology, Inc.*	1,288,799
128	Genomic Health, Inc.*	2,451
32,653	Idenix Pharmaceuticals, Inc.*	237,387
18,912	Isis Pharmaceuticals, Inc.*	257,771
960	Kendle International, Inc.*	34,877
665	KV Pharmaceutical Co. Class A*	12,854
4,394	Lexicon Pharmaceuticals, Inc.*	7,030
11,878	Luminex Corp.*(a)	244,093
13,537	Martek Biosciences Corp.*(a)	456,332
533	Molecular Insight Pharmaceuticals, Inc.*	2,937
45,350	Nabi Biopharmaceuticals*	178,679
2,115	OSI Pharmaceuticals, Inc.*	87,392
12,845	Par Pharmaceutical Cos, Inc.*	208,474
1,000	Parexel International Corp.*	26,310
68,113	PDL BioPharma, Inc.	723,360
3,192	Perrigo Co.	101,410
660	Poniard Pharmaceuticals, Inc.*	2,798
17,133	Regeneron Pharmaceuticals, Inc.*	247,400
5,211	Rigel Pharmaceuticals, Inc.*	118,081
12,423	The Medicines Co.*	246,224
9	United Therapeutics Corp.*	880
13,480	Varian, Inc.*	688,289
84,800	XOMA Ltd.*	143,312

		8,042,610

Real Estate Investment Trust – 7.7%
6,180	Agree Realty Corp.	136,269
20,316	AMB Property Corp.	1,023,520
949	American Campus Communities, Inc.	26,420
15,147	Anthracite Capital, Inc.(a)	106,635
23,979	Associated Estates Realty Corp.	256,815
268	BioMed Realty Trust, Inc.	6,574
696	Brandywine Realty Trust	10,969
875	Care Investment Trust, Inc.	8,251
180,180	DCT Industrial Trust, Inc.	1,491,890
9,511	EastGroup Properties, Inc.	408,022
1,070	Entertainment Properties Trust	52,901
10,000	Equity Lifestyle Properties, Inc.	440,000
7,811	Equity One, Inc.	160,516
6,974	Federal Realty Investment Trust	481,206
106	Forestar Real Estate Group, Inc.*	2,019
8,158	Franklin Street Properties Corp.	103,117
54	Glimcher Realty Trust	604
710	Highwoods Properties, Inc.	22,308
9,426	Jones Lang LaSalle, Inc.	567,351
5,488	Kilroy Realty Corp.	258,101
2,908	LTC Properties, Inc.	74,329
13,865	National Health Investors, Inc.	395,291
31,560	Nationwide Health Properties, Inc.(a)	993,824
13,660	NorthStar Realty Finance Corp.(a)	113,651

28,885	Omega Healthcare Investors, Inc.	480,935
27,781	Post Properties, Inc.	826,485
700	Potlatch Corp.	31,584
16,800	Realty Income Corp.(a)	382,368
2,517	Saul Centers, Inc.	118,274
12,401	Sunstone Hotel Investors, Inc.	205,857
16,400	Taubman Centers, Inc.	797,860
1,213	UDR, Inc.	27,147
1,191	Universal Health Realty Income Trust	35,730
1,643	Urstadt Biddle Properties, Inc. Class A	24,086
856	Washington Real Estate Investment Trust	25,723

		10,096,632

Retailing – 4.7%
34,046	Aeropostale, Inc.*	1,066,661
2,863	America’s Car-Mart, Inc.*	51,305
5,211	Asbury Automotive Group, Inc.	66,961
1,514	Big Lots, Inc.*	47,297
5,316	Blockbuster, Inc. Class A*(a)	13,290
10,512	Brown Shoe Co., Inc.	142,438
1,989	Charlotte Russe Holding, Inc.*	35,325
8	Dollar Tree, Inc.*	262
2,076	Fred’s, Inc. Class A	23,334
13,825	GameStop Corp. Class A*	558,530
897	Genesco, Inc.*	27,690
1,194	Group 1 Automotive, Inc.	23,725
22,796	Gymboree Corp.*	913,436
1,328	Jo-Ann Stores, Inc.*	30,584
2,125	Lumber Liquidators, Inc.*	27,625
12,520	Netflix, Inc.*(a)	326,396
2,523	Overstock.com, Inc.*	65,472
19,478	Pier 1 Imports, Inc.*(a)	67,004
2,876	Sonic Automotive, Inc. Class A	37,072
8,979	Stage Stores, Inc.	104,785
100	Syms Corp.	1,360
42,651	The Buckle, Inc.	1,950,430
1,060	The Cato Corp. Class A	15,094
4,989	The Childrens Place Retail Stores, Inc.*	180,103
23,504	Zale Corp.*(a)	443,991

		6,220,170

Semiconductors & Semiconductor Equipment – 2.4%
323	ATMI, Inc.*	9,018
5,773	Brooks Automation, Inc.*	47,743
1,600	Cabot Microelectronics Corp.*	53,040
810	Ceva, Inc.*	6,456
6,796	Cohu, Inc.	99,765
7,124	Cymer, Inc.*	191,493
2,186	Fairchild Semiconductor International, Inc.*	25,642
28,116	Integrated Device Technology, Inc.*	279,473
4,243	Kulicke & Soffa Industries, Inc.*	30,931
48,104	LSI Corp.*	295,359
100	Micrel, Inc.	915
11,644	Monolithic Power Systems, Inc.*	251,743
4,049	Omnivision Technologies, Inc.*	48,952
9,051	PMC-Sierra, Inc.*	69,240
1,257	Power Integrations, Inc.*	39,734

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

43,210	Semtech Corp.*	$607,965
2,645	Silicon Image, Inc.*	19,176
33,465	Silicon Storage Technology, Inc.*	92,698
8,102	Skyworks Solutions, Inc.*	79,967
1,140	Standard Microsystems Corp.*	30,951
22,600	TriQuint Semiconductor, Inc.*	136,956
11,040	Varian Semiconductor Equipment Associates, Inc.*	384,413
9,295	Veeco Instruments, Inc.*	149,464
8,255	Volterra Semiconductor Corp.*	142,481
9,373	Zoran Corp.*	109,664

		3,203,239

Software & Services – 10.1%
7,423	Acxiom Corp.	85,290
29,463	Advent Software, Inc.*	1,063,025
9,540	Ansoft Corp.*	347,256
23,788	Ansys, Inc.*	1,120,891
42,314	Art Technology Group, Inc.*	135,405
26,062	AsiaInfo Holdings, Inc.*	308,053
6,963	Blackbaud, Inc.	149,008
18,312	Bottomline Technologies, Inc.*	178,176
1,758	Broadridge Financial Solutions, Inc.	37,006
102,460	Captaris, Inc.*	414,963
19,500	Ciber, Inc.*	121,095
100	Convergys Corp.*	1,486
4,813	CSG Systems International, Inc.*	53,039
12,945	CyberSource Corp.*	216,570
1,289	DemandTec, Inc.*	9,680
328	EarthLink, Inc.*	2,837
7,221	ExlService Holdings, Inc.*	101,311
4,483	Gartner, Inc.*	92,888
1,770	Heartland Payment Systems, Inc.	41,772
4,413	iGate Corp.*	35,878
842	Informatica Corp.*	12,664
721	InfoSpace, Inc.	6,006
52,613	Interwoven, Inc.*	631,882
15,900	JDA Software Group, Inc.*	287,790
18,500	Lawson Software, Inc.*	134,495
25,674	Lionbridge Technologies, Inc.*	66,239
1,943	Manhattan Associates, Inc.*	46,107
2,288	Mantech International Corp. Class A*	110,099
6,240	MAXIMUS, Inc.	217,277
2,558	Mentor Graphics Corp.*	40,416
6,844	MicroStrategy, Inc. Class A*	443,149
5,391	MSC.Software Corp.*	59,193
1,707	Net 1 UEPS Technologies, Inc.*	41,480
22,098	Phoenix Technologies Ltd.*	243,078
1,635	Progress Software Corp.*	41,807
1,232	PROS Holdings, Inc.*	13,835
12,383	QAD, Inc.	83,833
72,111	RealNetworks, Inc.*	475,933
7,500	Renaissance Learning, Inc.	84,075
21,120	RightNow Technologies, Inc.*	288,710
25,313	S1 Corp.*	191,619
96,231	Sapient Corp.*	617,803
30,700	Secure Computing Corp.*	127,098
2,729	SI International, Inc.*	57,145
13,922	Sohu.com, Inc.*	980,666
5,400	Solera Holdings, Inc.*	149,364
6,400	Sonic Solutions, Inc.*	38,144

5,417	SPSS, Inc.*	197,016
2,577	SRA International, Inc. Class A*	57,879
4,249	Startek, Inc.*	39,941
6,625	Sybase, Inc.*	194,907
22,593	Synopsys, Inc.*	540,199
9,422	Take-Two Interactive Software, Inc.*	240,921
696	Taleo Corp. Class A*	13,635
2,445	TeleCommunication Systems, Inc. Class A*	11,320
1,372	TeleTech Holdings, Inc.*	27,385
2,818	The Hackett Group, Inc.*	16,175
7,306	TIBCO Software, Inc.*	55,891
34,461	TNS, Inc.*	825,686
2,248	Ultimate Software Group, Inc.*	80,096
1,100	United Online, Inc.	11,033
50,900	Vignette Corp.*	610,800
10,907	Vocus, Inc.*	350,878

		13,279,298

Technology Hardware & Equipment – 5.2%
25,725	ADTRAN, Inc.	613,284
1,735	Avid Technology, Inc.*	29,478
15,292	Avocent Corp.*	284,431
41,697	Bell Microproducts, Inc.*	100,907
59,465	Benchmark Electronics, Inc.*	971,658
2,961	Black Box Corp.	80,510
3,311	Blue Coat Systems, Inc.*	46,718
1,322	Coherent, Inc.*	39,515
6,689	Electronics for Imaging, Inc.*	97,659
100	EMS Technologies, Inc.*	2,184
40,780	Emulex Corp.*	475,087
3,774	Foundry Networks, Inc.*	44,609
11,600	Hutchinson Technology, Inc.*	155,904
8,530	Hypercom Corp.*	37,532
22,900	Ingram Micro, Inc. Class A*	406,475
15,691	Insight Enterprises, Inc.*	184,055
42	Littelfuse, Inc.*	1,325
484	Mercury Computer Systems, Inc.*	3,644
16,214	Methode Electronics, Inc.	169,436
1,841	Multi-Fineline Electronix, Inc.*	50,940
300	National Instruments Corp.	8,511
100	Newport Corp.*	1,139
2,632	PC-Tel, Inc.	25,241
2,192	Photon Dynamics, Inc.*	33,055
14,078	Plantronics, Inc.	314,221
4,500	Plexus Corp.*	124,560
13,142	Polycom, Inc.*	320,139
25,100	Quantum Corp.*	33,885
2,269	Rackable Systems, Inc.*	30,405
3,106	Scansource, Inc.*	83,117
2,887	Seachange International, Inc.*	20,671
39,115	STEC, Inc.*	401,711
4,063	Synaptics, Inc.*	153,297
3,889	SYNNEX Corp.*	97,575
29,410	Tech Data Corp.*	996,705
17,900	Tellabs, Inc.*	83,235
5,380	TTM Technologies, Inc.*	71,070
37,419	UTStarcom, Inc.*(a)	204,682

		6,798,570

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 1.1%
4,690	Atlantic Tele-Network, Inc.	$129,022
100	Consolidated Communications Holdings, Inc.	1,489
30,125	IDT Corp. Class B*	51,212
30,609	NTELOS Holdings Corp.	776,550
25,372	Premiere Global Services, Inc.*	369,924
1,851	SureWest Communications	15,604
2,334	Syniverse Holdings, Inc.*	37,811
3,792	tw telecom, inc.*	60,786

		1,442,398

Transportation – 2.9%
3,063	Alaska Air Group, Inc.*	46,987
25,402	Arkansas Best Corp.(a)	930,729
5,833	Dollar Thrifty Automotive Group*	55,122
8,946	Dynamex, Inc.*	239,842
2,951	ExpressJet Holdings, Inc.*	1,623
8	Genesee & Wyoming, Inc. Class A*	272
6,363	HUB Group, Inc. Class A*	217,169
3,500	J.B. Hunt Transport Services, Inc.	116,480
714	Kirby Corp.*	34,272
22,546	Marten Transport Ltd.*	360,060
12,163	Pacer International, Inc.	261,626
3,174	Park-Ohio Holdings Corp.*	46,848
6,079	Republic Airways Holdings, Inc.*	52,644
1,000	Saia, Inc.*	10,920
18,056	SkyWest, Inc.	228,408
5,581	Universal Truckload Services, Inc.*	122,894
43,713	Werner Enterprises, Inc.	812,188
20,459	YRC Worldwide, Inc.*(a)	304,225

		3,842,309

Utilities – 2.4%
346	Allete, Inc.	14,532
100	Alliant Energy Corp.	3,426
2,674	Aquila, Inc.*	10,081
3,700	Black Hills Corp.	118,622
140	Central Vermont Public Service Corp.	2,712
5,373	Cleco Corp.	125,352
10,900	El Paso Electric Co.*	215,820
23,306	New Jersey Resources Corp.	760,941
5,500	Northwest Natural Gas Co.	254,430
100	OGE Energy Corp.	3,171
3,628	PNM Resources, Inc.	43,391
39,200	Portland General Electric Co.	882,784
48	South Jersey Industries, Inc.	1,793
623	Southwest Gas Corp.	18,522
12,896	The Laclede Group, Inc.	520,612
235	UIL Holdings Corp.	6,911
8,138	Unisource Energy Corp.	252,359

		3,235,459

TOTAL COMMON STOCKS
(Cost $135,468,856)		$130,768,017

Expiration
Units	Description	Month	Value

Right* – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
100	Micrel, Inc.	03/09	$—
(Cost $—)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.6%
JPMorgan Chase Euro – Time Deposit
$805,309	1.922%	07/01/08	$805,309
(Cost $805,309)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $136,274,165)			$131,573,326

	Interest
Shares	Rate	Value

Securities Lending Collateral – 8.5%
Boston Global Investment Trust – Enhanced Portfolio(c)
11,137,250	2.745%	$11,137,250
(Cost $11,137,250)

TOTAL INVESTMENTS – 108.3%
(Cost $147,411,415)		$142,710,576

LIABILITIES IN EXCESS OF OTHER
ASSETS – (8.3)%		(10,946,525)

NET ASSETS – 100.0%		$131,764,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At June 30, 2008, the following futures contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

Russell 2000 Index	9	September 2008	$622,530	$(42,273)

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities (identified cost $136,274,165)(a)	$131,573,326
Securities lending collateral, at value which equals cost	11,137,250
Due from Custodian	97,969
Receivables:
Investment securities sold	4,063,624
Dividends and interest	127,477
Fund shares sold	69,611
Reimbursement from investment adviser	6,028
Securities lending income	25,825

Total assets	147,101,110

Liabilities:
Due to Custodian	6,476
Payables:
Payable upon return of securities loaned	11,137,250
Investment securities purchased	3,644,812
Fund shares redeemed	284,627
Amounts owed to affiliates	85,639
Due to broker-variation margin	6,480
Accrued expenses	171,775

Total liabilities	15,337,059

Net Assets:
Paid-in capital	161,023,547
Accumulated undistributed net investment income	646,113
Accumulated net realized loss from investment and futures transactions	(25,162,497)
Net unrealized loss on investments and futures	(4,743,112)

NET ASSETS	$131,764,051

Net Assets:
Institutional	$131,198,010
Service	566,041

Total Net Assets	$131,764,051

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	13,465,048
Service	58,241

Net asset value, offering and redemption price per share:
Institutional	$9.74
Service	9.72

(a)	Includes loaned securities having a market value of $10,522,003.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment income:
Dividends	$833,443
Interest (including securities lending income of $128,688)	140,904

Total investment income	974,347

Expenses:
Management fees	511,570
Printing fees	102,474
Professional fees	51,976
Custody and accounting fees	47,425
Transfer Agent fees(a)	13,652
Trustee fees	7,436
Distribution and Service fees — Service Class	100

Total expenses	734,633

Less — expense reductions	(146,474)

Net expenses	588,159

NET INVESTMENT INCOME	386,188

Realized and unrealized gain (loss) from investment and futures transactions:
Net realized loss from:
Investment transactions	(20,437,414)
Futures transactions	(83,129)
Net change in unrealized gain (loss) on:
Investments	6,360,692
Futures	(34,364)

Net realized and unrealized loss from investment and futures transactions	(14,194,215)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,808,027)

(a)	Institutional and Service Class had Transfer Agent fees of $13,644 and $8, respectively.

 12
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income	$386,188	$908,830
Net realized gain (loss) from investment and futures transactions	(20,520,543)	6,621,689
Net change in unrealized gain (loss) on investments and futures	6,326,328	(38,302,540)

Net decrease in net assets resulting from operations	(13,808,027)	(30,772,021)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(649,393)
Service Shares(a)	—	(40)
From net realized gains
Institutional Shares	—	(16,837,377)
Service Shares(a)	—	(1,071)

Total distributions to shareholders	—	(17,487,881)

From share transactions:
Proceeds from sales of shares	7,466,502	15,095,318
Reinvestments of dividends and distributions	—	17,487,881
Cost of shares redeemed	(14,800,542)	(34,346,473)

Net decrease in net assets resulting from share transactions	(7,334,040)	(1,763,274)

TOTAL DECREASE	(21,142,067)	(50,023,176)

Net assets:
Beginning of period	152,906,118	202,929,294

End of period	$131,764,051	$152,906,118

Accumulated undistributed net investment income	$646,113	$259,925

(a)	Service Share Class commenced operations on August 31, 2007.

The accompanying notes are an integral part of these financial statements.
13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		average		turnover
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 – Institutional	$10.71	$0.03		$(1.00)	$(0.97)	$—	$—	$—	$9.74	(9.06)%	$131,198	0.86	%(f)	0.46	%(f)	1.06	%(f)	0.26	%(f)	93%
2008 - Service	10.71	0.04		(1.03)	(0.99)	—	—	—	9.72	(9.15)	566	1.11	(f)	0.71	%(f)	1.31	(f)	0.51	(f)	93

FOR THE YEARS ENDED DECEMBER 31,

2007 - Institutional	14.44	0.07	(c)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(d)	0.49	(c)(d)	0.95	(d)	0.44	(c)(d)	163
2007 - Service(e)	12.81	0.02		(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(f)	0.56	(f)	1.21	(f)	0.31	(f)	163

2006 - Institutional	13.93	0.07		1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133
2005 - Institutional	14.40	0.05		0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119
2004 - Institutional	12.99	0.02		2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146
2003 - Institutional	9.19	0.04		4.18	4.22	(0.03)	(0.39)	(0.42)	12.99	46.00	181,765	1.03		0.40		1.25		0.18		141

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.14% of average net assets.
(d)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(e)	Service Share Class commenced operations on August 31, 2007.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund” or “Structured Small Cap Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of Shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS (continued)

For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rates for the period:

Contractual Management Rate
Up to $2 billion	Over $2 billion	Effective Rate	Effective Net Management Rate (after waiver)

0.75%	0.68%	0.75%	0.73%*

*	GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the six months ended June 30, 2008, GSAM waived approximately $13,200 of the Fund’s Management Fee.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Fund Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees. Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM reimbursed approximately $131,600 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees were reduced by approximately $1,700.
At June 30, 2008, the amounts owed to affiliates were approximately $83,300, $100, and $2,200 for Management, Distribution and Services and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008, were $127,381,033 and $134,537,218, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $100 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

	Investments in Securities Long —	Other Investments —
Level	Assets	Liabilities

Level 1	$141,905,267	$42,273

Level 2	805,309	—

Level 3	—	—

Total	$142,710,576	$42,273

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $19,705, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $14,358 in fees as securities lending agent.

6. LINE OF CREDIT FACILITIES

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had certain timing differences (post-October losses related to the recognition of certain REIT dividends for tax purposes) on a tax basis of $(4,372,310).
At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$147,650,060

Gross unrealized gain	10,956,432
Gross unrealized loss	(15,895,916)

Net unrealized security loss	$(4,939,484)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts, and differences related to the tax treatment of partnership investments as of the Fund’s most recent fiscal year end.

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2008		For the Year Ended
	(Unaudited)		December 31, 2007

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	695,645	$6,865,093	1,128,929	$15,084,995
Reinvestment of dividends and distributions	—	—	1,595,508	17,486,770
Shares redeemed	(1,503,325)	(14,783,228)	(2,503,924)	(34,346,473)

	(807,680)	(7,918,135)	220,513	(1,774,708)

Service Shares*
Shares sold	59,054	601,409	806	10,323
Reinvestment of dividend and distributions	—	—	101	1,111
Shares redeemed	(1,720)	(17,314)	—	—

	57,334	584,095	907	11,434

NET INCREASE (DECREASE)	(750,346)	$(7,334,040)	221,420	$(1,763,274)

*	Service Share Class commenced operations on August 31, 2007.

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its management fees for the Fund to achieve the following annual rates:

Contractual Management Rate

Up to $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.65%	0.64%

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust, and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Fund that exceed specified levels and the estimated annualized savings from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Fund; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (n) the current pricing and profitability of the Fund’s transfer agent; and (o) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance, rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-and five-year periods ended December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. In connection with performance of the Fund, the Trustees noted the unusual market conditions prevailing in the recent year. They also noted that the Investment Adviser had taken steps intended to improve Fund performance, including making changes to the organization and operation of the Quantitative Investment Strategies Team and making adjustments to the model and trading strategies used to manage the Funds. The Trustees believed that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a one-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Fund’s “other expenses” ratio (excluding certain expenses) and the contractual management fee to certain specified levels.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares at any time for any reason, including if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64
The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit management fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses (Unaudited)— Six Month Period Ended June 30, 2008

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	1/1/08	6/30/08		6/30/08*
Institutional
Actual	$1,000.00	$909.40		$4.08
Hypothetical 5% return	1,000.00	1,020.59	+	4.32

Service
Actual	1,000.00	908.50		5.22
Hypothetical 5% return	1,000.00	1,019.39	+	5.52

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured Small Cap Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSTRCSCSAR/08-08

Goldman
Sachs Variable Insurance Trust

Structured U.S. Equity Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The S&P 500 Index returned −11.91% for the six-month period ended June 30, 2008. Eight of the ten sectors in the Index posted negative results for the period, particularly the Financials (−29.7%) and Telecommunication Services (−17.4%) sectors. The top-weighted Financials sector was also the largest detractor (weight times performance) from Index returns.

Investment Objective

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Exxon Mobil Corp.	4.9%	Energy
Microsoft Corp.	3.2	Software & Services
Pfizer, Inc.	3.1	Pharmaceuticals, Biotechnology & Life Sciences
Verizon Communications, Inc.	2.4	Telecommunication Services
Bank of America Corp.	2.4	Diversified Financials
Halliburton Co.	2.4	Energy
Time Warner, Inc.	2.3	Media
Anadarko Petroleum Corp.	2.1	Energy
Texas Instruments, Inc.	1.9	Semiconductors & Semiconductor Equipment
ProLogis	1.8	Real Estate

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of −11.32% and −11.40%, respectively. These returns compare to the −11.91% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Portfolio Positioning and Highlights

Although markets were down, the Fund did manage to outpace its benchmark, the S&P 500 Index, during the reporting period. Market volatility was a key feature during the six-month period. After the S&P 500 Index declined sharply though March, the second quarter started off strong in April and May. However, the rally was short-lived due to a sharp reversal in early June, in which most gains from earlier in the quarter were erased. The S&P 500 Index fell over 8% in June, its worst monthly return since September 2002. Though the period was challenging for equity markets generally, we were able to outperform, particularly in the second quarter. Although we haven’t fully recovered from the shortfall in 2007, we are pleased to report this initial step. We made several enhancements to our models over the past year and many of them paid off in the first half of 2008, particularly in the second quarter, as several new signals were major drivers of returns. Overall, we saw positive results from most of our investment themes, with the performance of our Sentiment, Quality, Management and Momentum themes significantly contributing to the Fund’s relative performance for the period. Many of our investment themes (with the notable exception of Value) rebounded from their recent lows, perhaps indicating that the massive selling of similar holdings by quantitative managers has run its course and that crowding (many other quantitative managers in the industry were looking for similar stock traits) has become less of a problem. In addition, we are encouraged by the strong positive contribution to returns from many of our newer, proprietary factors. We believe that we may be able to avoid future de-leveraging incidents by continuing to develop additional proprietary factors, and allocating less risk to factors that appear to be too crowded.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

July 17, 2008

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

SECTOR ALLOCATION AS OF JUNE 30, 2008

Percentage of Investment Portfolio

The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 5.3% of the Fund’s net assets at June 30, 2008.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Banks – 1.5%
2,274	BOK Financial Corp.	$121,545
22,867	Hudson City Bancorp, Inc.	381,421
6,561	Marshall & Ilsley Corp.	100,580
257,004	Regions Financial Corp.	2,803,923
7,008	U.S. Bancorp	195,453
322,161	Wells Fargo & Co.	7,651,324

		11,254,246

Capital Goods – 8.9%
5,982	3M Co.	416,287
47,037	AGCO Corp.*(b)	2,465,209
756	Bucyrus International, Inc.	55,203
94,100	Caterpillar, Inc.(a)	6,946,462
168,344	Emerson Electric Co.	8,324,611
6,095	Flowserve Corp.	833,187
5,600	Fluor Corp.	1,042,048
29,080	General Dynamics Corp.	2,448,536
296,302	General Electric Co.	7,908,300
652	Graco, Inc.	24,822
51,410	Honeywell International, Inc.	2,584,895
108,340	Ingersoll-Rand Co. Ltd. Class A	4,055,166
16,239	Joy Global, Inc.	1,231,403
48,818	KBR, Inc.	1,704,236
58,243	Lockheed Martin Corp.	5,746,254
94,409	McDermott International, Inc.*	5,842,973
116,345	Northrop Grumman Corp.	7,783,481
8,035	Raytheon Co.	452,210
47,197	The Boeing Co.	3,101,787
46,969	Tyco International Ltd.	1,880,639

		64,847,709

Commercial Services & Supplies – 0.0%
1,177	Copart, Inc.*	50,399

Consumer Durables & Apparel – 0.1%
2,776	Coach, Inc.*	80,171
5,834	NIKE, Inc. Class B	347,765

		427,936

Consumer Services – 2.1%
142,303	Apollo Group, Inc. Class A*	6,298,331
332	Chipotle Mexican Grill, Inc. Class A*	27,430
747	DeVry, Inc.	40,054
160,115	McDonald’s Corp.	9,001,665

		15,367,480

Diversified Financials – 5.6%
12,291	American Express Co.	463,002
733,825	Bank of America Corp.(b)	17,516,403
49,601	Bank of New York Mellon Corp.	1,876,406
12,246	BlackRock, Inc.	2,167,542
45,746	Capital One Financial Corp.	1,738,805
164,100	Eaton Vance Corp.	6,524,616
32,564	Federated Investors, Inc. Class B	1,120,853
8,114	Invesco Ltd.	194,574
43,589	Janus Capital Group, Inc.	1,153,801

226,557	JPMorgan Chase & Co.	7,773,171
2,733	Morgan Stanley	98,579
6,966	SEI Investments Co.	163,840

		40,791,592

Energy – 16.8%
2,281	Alpha Natural Resources, Inc.*	237,886
204,403	Anadarko Petroleum Corp.	15,297,521
52,860	Apache Corp.	7,347,540
14,733	Baker Hughes, Inc.	1,286,780
17,515	Bill Barrett Corp.*	1,040,566
13,488	Cabot Oil & Gas Corp.	913,542
1,900	Cameron International Corp.*	105,165
41,340	Chevron Corp.	4,098,034
7,510	Cimarex Energy Co.	523,222
126	ConocoPhillips	11,893
63,175	Continental Resources, Inc.*	4,379,291
1,893	Denbury Resources, Inc.*	69,095
57,002	Devon Energy Corp.	6,849,360
2,648	Encore Acquisition Co.*	199,103
16,043	EOG Resources, Inc.	2,104,842
10,608	Exterran Holdings, Inc.*	758,366
409,116	Exxon Mobil Corp.	36,055,393
66,354	FMC Technologies, Inc.*	5,104,613
57,567	Global Industries Ltd.*	1,032,176
323,312	Halliburton Co.	17,158,168
2,166	Mariner Energy, Inc.*	80,077
11,336	Noble Energy, Inc.	1,139,948
41,138	Occidental Petroleum Corp.	3,696,661
3,746	Oceaneering International, Inc.*	288,629
7,637	Patterson-UTI Energy, Inc.	275,238
19,014	Pioneer Natural Resources Co.	1,488,416
3,159	SEACOR Holdings, Inc.*	282,762
2,877	St. Mary Land & Exploration Co.	185,969
1,057	Sunoco, Inc.	43,009
3,268	Superior Energy Services, Inc.*	180,198
23,260	Ultra Petroleum Corp.*	2,284,132
568	Unit Corp.*	47,127
138,158	Valero Energy Corp.	5,689,346
35,493	W&T Offshore, Inc.	2,076,695

		122,330,763

Food & Staples Retailing – 4.7%
140,857	BJ’s Wholesale Club, Inc.*	5,451,166
143,496	Costco Wholesale Corp.(a)	10,064,810
37,434	CVS/Caremark Corp.	1,481,263
5,398	Ruddick Corp.	185,205
73,859	Safeway, Inc.	2,108,675
265,923	The Kroger Co.	7,677,197
135,432	Wal-Mart Stores, Inc.	7,611,278

		34,579,594

Food, Beverage & Tobacco – 5.3%
263,935	Altria Group, Inc.	5,426,504
95,616	Archer-Daniels-Midland Co.	3,227,040
47,012	Bunge Ltd.(a)	5,062,722
5,377	Dr. Pepper Snapple Group, Inc.*	112,809
9,628	Hormel Foods Corp.	333,225

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

18,156	PepsiCo, Inc.	$1,154,540
177,005	Philip Morris International, Inc.	8,742,277
355,100	Tyson Foods, Inc. Class A	5,305,194
172,018	UST, Inc.(a)	9,393,903

		38,758,214

Health Care Equipment & Services – 3.6%
157,594	AmerisourceBergen Corp.	6,302,184
1,709	Becton, Dickinson and Co.	138,942
198,684	Boston Scientific Corp.*	2,441,826
16,200	Covidien Ltd.	775,818
27,289	Express Scripts, Inc.*	1,711,566
820	Gen-Probe, Inc.*	38,934
2,699	Hill-Rom Holdings, Inc.	72,819
59,505	Kinetic Concepts, Inc.*	2,374,845
226,677	Medco Health Solutions, Inc.*	10,699,154
29,502	Medtronic, Inc.	1,526,728
1,095	St. Jude Medical, Inc.*	44,764
1,196	Varian Medical Systems, Inc.*	62,013

		26,189,593

Household & Personal Products – 1.5%
56,521	Herbalife Ltd.	2,190,189
138,200	Procter & Gamble Co.	8,403,942

		10,594,131

Insurance – 2.5%
1,484	Arch Capital Group Ltd.*	98,419
12,700	Axis Capital Holdings Ltd.	378,587
34,600	Endurance Specialty Holdings Ltd.	1,065,334
184,530	MetLife, Inc.(a)	9,737,648
28,741	Prudential Financial, Inc.	1,716,987
43,900	The Chubb Corp.	2,151,539
71,000	The Travelers Companies, Inc.	3,081,400

		18,229,914

Materials — 3.9%
17,427	Carpenter Technology Corp.	760,689
22,513	Celanese Corp. Class A	1,027,944
87,252	CF Industries Holdings, Inc.	13,332,106
14,242	Commercial Metals Co.	536,923
2,078	Monsanto Co.	262,742
15,489	Reliance Steel & Aluminum Co.	1,194,047
6,427	Schnitzer Steel Industries, Inc. Class A	736,534
29,599	Southern Copper Corp.(a)	3,156,141
102,500	Terra Industries, Inc.(a)	5,058,375
11,100	The Mosaic Co.*	1,606,170
20,633	Worthington Industries, Inc.(a)	422,977

		28,094,648

Media – 3.9%
576,311	CBS Corp. Class B	11,232,301
10,452	The DIRECTV Group, Inc.*	270,811
1,151,168	Time Warner, Inc.	17,037,287

		28,540,399

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
4,948	Abbott Laboratories	262,096
92,689	Amgen, Inc.*	4,371,213
217,503	Biogen Idec, Inc.*	12,156,243
83,116	Eli Lilly & Co.	3,836,634
58,974	Gilead Sciences, Inc.*	3,122,673
8,549	Invitrogen Corp.*	335,634
21,118	Johnson & Johnson	1,358,732
325,719	Merck & Co., Inc.	12,276,349
1,285,838	Pfizer, Inc.	22,463,590
11,422	Thermo Fisher Scientific, Inc.*	636,548

		60,819,712

Real Estate Investment Trust – 3.3%
18,891	AMB Property Corp.	951,729
40,085	AvalonBay Communities, Inc.	3,573,979
24,494	Equity Residential	937,385
16,200	Federal Realty Investment Trust	1,117,800
20,554	Jones Lang LaSalle, Inc.	1,237,145
16,731	Nationwide Health Properties, Inc.	526,859
246,975	ProLogis	13,423,091
2,798	Taubman Centers, Inc.	136,123
27,801	The Macerich Co.	1,727,276
18,287	Ventas, Inc.	778,478

		24,409,865

Retailing – 2.1%
94,075	Aeropostale, Inc.*	2,947,370
80,145	AutoNation, Inc.*	803,053
10,004	Best Buy Co., Inc.	396,158
16,305	Big Lots, Inc.*	509,368
2,921	Dollar Tree, Inc.*	95,488
202,478	GameStop Corp. Class A*	8,180,111
2,121	Ross Stores, Inc.	75,338
82,197	The TJX Companies, Inc.	2,586,740
1,854	Urban Outfitters, Inc.*	57,826

		15,651,452

Semiconductors & Semiconductor Equipment – 2.5%
163,025	Intel Corp.	3,501,777
6,406	MEMC Electronic Materials, Inc.*	394,225
496,988	Texas Instruments, Inc.	13,995,182

		17,891,184

Software & Services – 6.6%
91,777	Accenture Ltd. Class A	3,737,159
50,744	Activision, Inc.*	1,728,848
1,495	Acxiom Corp.	17,177
24,943	Adobe Systems, Inc.*	982,505
4,972	Advent Software, Inc.*(a)	179,390
1,260	Autodesk, Inc.*	42,600
22,153	Broadridge Financial Solutions, Inc.	466,321
101,658	eBay, Inc.*	2,778,313
3,785	Google, Inc. Class A*	1,992,500
845,213	Microsoft Corp.	23,251,810
10,697	Oracle Corp.*	224,637

13,332	Salesforce.com, Inc.*	909,642
18,850	Sohu.com, Inc.*	1,327,794
1,477	Sybase, Inc.*	43,453

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

323,408	Symantec Corp.*	$6,257,945
21,882	VeriSign, Inc.*	827,140
19,258	Western Union Co.	476,058
143,397	Yahoo!, Inc.*	2,962,582

		48,205,874

Technology Hardware & Equipment – 6.8%
69,659	Apple, Inc.*	11,663,703
157,186	Cisco Systems, Inc.*	3,656,146
9	CommScope, Inc.*	475
203,363	Dell, Inc.*	4,449,582
235,185	EMC Corp.*	3,454,868
211,511	Hewlett-Packard Co.	9,350,901
4,045	Ingram Micro, Inc. Class A*	71,799
486,097	Juniper Networks, Inc.*	10,781,632
183,115	Seagate Technology	3,502,990
29,500	Sun Microsystems, Inc.*	320,960
4,469	Tech Data Corp.*	151,454
3,921	Teradata Corp.*	90,732
61,581	Western Digital Corp.*	2,126,392

		49,621,634

Telecommunication Services – 3.9%
327,766	AT&T, Inc.	11,042,436
495,942	Verizon Communications, Inc.	17,556,347

		28,598,783

Transportation – 1.5%
14,353	Burlington Northern Santa Fe Corp.	1,433,721
171,216	J.B. Hunt Transport Services, Inc.	5,698,068
992	Kansas City Southern*	43,638
4,148	Kirby Corp.*	199,104
19,208	Landstar System, Inc.	1,060,666
18,541	Southwest Airlines Co.	241,775
7,197	Union Pacific Corp.	543,373
10,178	United Parcel Service, Inc. Class B	625,642
73,651	Werner Enterprises, Inc.	1,368,436
3,123	YRC Worldwide, Inc.*	46,439

		11,260,862

Utilities – 3.4%

1,329	Atmos Energy Corp.	36,641
20,000	Dominion Resources, Inc.	949,800
119,700	Duke Energy Corp.	2,080,386
1,221	Entergy Corp.	147,106

9,948	Exelon Corp.	894,922
63,800	FirstEnergy Corp.	5,252,654
3,687	FPL Group, Inc.(a)	241,793
1,274	OGE Energy Corp.	40,399
577	Pinnacle West Capital Corp.	17,754
63,644	PPL Corp.	3,326,672
549,809	Reliant Energy, Inc.*	11,694,437

		24,682,564

TOTAL COMMON STOCKS
(Cost $757,692,450)		$721,198,548

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.8%
JPMorgan Chase Euro - Time Deposit
$5,961,200	1.922%	07/01/08	$5,961,200
(Cost $5,961,200)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $763,653,650)			$727,159,748

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 5.3%
Boston Global Investment Trust – Enhanced Portfolio
38,667,250	2.745%	$ 38,667,250
(Cost 38,667,250)

TOTAL INVESTMENTS – 104.9%
(Cost $802,320,900)		$765,826,998

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(35,706,155)

NET ASSETS – 100.0%		$730,120,843

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At June 30, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P 500 E-mini	117	September 2008	$7,494,435	$(244,304)

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at value (identified cost $763,653,650)(a)	$727,159,748
Securities lending collateral, at value which equals cost	38,667,250
Cash	5,564
Receivables:
Investment securities sold	28,009,237
Dividends and interest	803,487
Securities lending income	10,304
Reimbursement from investment adviser	5,369
Other assets	6,515

Total assets	794,667,474

Liabilities:
Payables:
Payable upon return of securities loaned	38,667,250
Investment securities purchased	23,888,120
Fund shares redeemed	1,389,616
Amounts owed to affiliates	454,159
Due to broker — variation margin	4,292
Accrued expenses	143,194

Total liabilities	64,546,631

Net Assets:
Paid-in capital	823,730,865
Accumulated undistributed net investment income	5,787,112
Accumulated net realized loss from investments and futures transactions	(62,658,928)
Net unrealized loss on investments	(36,738,206)

NET ASSETS	$730,120,843

Net Assets:
Institutional	$563,358,404
Service	166,762,439

Total Net Assets	$730,120,843

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	48,293,159
Service	14,308,444

Net asset value, offering and redemption price per share:
Institutional	$11.67
Service	11.65

(a)	Includes loaned securities having a market value of $37,749,545.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends	$8,111,418
Interest (including securities lending income of $94,714)	157,619

Total investment income	8,269,037

Expenses:
Management fees	2,663,755
Distribution and Service fees- Service Class	226,366
Transfer Agent fees(a)	81,954
Custody and accounting fees	79,042
Professional fees	51,184
Printing fees	44,102
Trustee fees	7,436
Other	9,166

Total expenses	3,163,005

Less — expense reductions	(52,211)

Net expenses	3,110,794

NET INVESTMENT INCOME	5,158,243

Realized and unrealized loss from investment and futures transactions:
Net realized loss from:
Investment transactions	(24,449,098)
Futures transactions	(612,602)
Net change in unrealized loss on:
Investments	(83,294,523)
Futures	(244,304)

Net realized and unrealized loss from investment and futures transactions	(108,600,527)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,442,284)

(a)	Institutional and Service Class had Transfer Agent fees of $63,825 and $18,129, respectively.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income	$5,158,243	$11,126,996
Net realized gain (loss) from investment and futures transactions	(25,061,700)	89,223,736
Net change in unrealized loss on investments and futures	(83,538,827)	(112,448,615)

Net decrease in net assets resulting from operations	(103,442,284)	(12,097,883)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(8,387,116)
Service Shares	—	(2,111,011)
From net realized gains
Institutional Shares	—	(58,850,904)
Service Shares	—	(16,150,952)

Total distributions to shareholders	—	(85,499,983)

From share transactions:
Proceeds from sales of shares	6,275,213	21,372,414
Reinvestments of dividends and distributions	—	85,499,983
Cost of shares redeemed	(130,857,237)	(223,288,554)

Net decrease in net assets resulting from share transactions	(124,582,024)	(116,416,157)

TOTAL DECREASE	(228,024,308)	(214,014,023)

Net assets:
Beginning of period	958,145,151	1,172,159,174

End of period	$730,120,843	$958,145,151

Accumulated undistributed net investment income	$5,787,112	$628,869

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income to		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		average		turnover
Year – Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - Institutional	$13.16	$0.08	$(1.57)	$(1.49)	$—	$—	$—	$11.67	(11.32)%	$563,358	0.71	%(e)	1.31	%(e)	0.72	%(e)	1.30	%(e)	47%
2008 - Service	13.16	0.07	(1.58)	(1.51)	—	—	—	11.65	(11.40)	166,762	0.92	(e)	1.09	(e)	0.97	(e)	1.04	(e)	47

FOR THE YEARS ENDED DECEMBER 31,

2007 - Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(c)	1.02	(c)	0.72	(c)	1.01	(c)	125
2007 - Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(c)	0.94	(c)	0.97	(c)	0.76	(c)	125

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2006 - Service(d)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(e)	0.92	(e)	0.97	(e)	0.75	(e)	99

2005 - Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109
2004 - Institutional	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128
2003 - Institutional	8.49	0.07	2.43	2.50	(0.07)	—	(0.07)	10.92	29.47	383,025	0.85		0.79		0.85		0.79		92

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(d)	Service Share Class commenced operations on January 9, 2006.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund” or “Structured U.S. Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations, market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rate for the period:

Contractual Management Rate

First $1 billion	Next $1 billion	Over $2 billion	Effective Rate

0.65%	0.59%	0.56%	0.65%

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Services Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service Fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the six months ended June 30, 2008, Goldman Sachs waived approximately $36,000 in Distribution and Service Fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM reimbursed approximately $5,400 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees were reduced by approximately $10,800.
At June 30, 2008, the amounts owed to affiliates were approximately $411,400, $30,100 and $12,700 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008, were $384,704,789 and $499,049,719, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $200 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

	Investments in Securities	Other Investments-
Level	Long-Assets	Liabilities

Level 1	$759,865,798	$244,304

Level 2	5,961,200	—

Level 3	—	—

Total	$765,826,998	$244,304

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $16,190, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $10,523 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2008 was $10,405,225.

6. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had capital loss carryforwards and certain timing differences on a tax basis as follows:

Capital loss carryforward:(1)
Expiring 2009	$(6,902,391)
Expiring 2010	(31,739,316)

Total capital loss carryforward	$(38,641,707)

Timing differences (related to the recognition of certain REIT dividends for tax purposes)	$10,000

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$806,812,431

Gross unrealized gain	53,146,409
Gross unrealized loss	(94,131,842)

Net unrealized security loss	$(40,985,433)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to tax treatment of partnership investments as of the recent fiscal year end.

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the six months ended
	June 30, 2008		For the year ended
	(Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	478,269	$5,743,153	1,297,781	$19,077,072
Reinvestment of dividends and distributions	—	—	5,047,899	67,238,024
Shares redeemed	(9,335,124)	(113,975,900)	(11,241,957)	(167,665,376)

	(8,856,855)	(108,232,747)	(4,896,277)	(81,350,280)

Service Shares
Shares sold	43,731	532,060	154,935	2,295,342
Reinvestment of dividend and distributions	—	—	1,371,018	18,261,959
Shares redeemed	(1,385,140)	(16,881,337)	(3,719,403)	(55,623,178)

	(1,341,409)	(16,349,277)	(2,193,450)	(35,065,877)

NET DECREASE	(10,198,264)	$(124,582,024)	(7,089,727)	$(116,416,157)

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its management fees for the Fund to achieve the following annual rates:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.65%	0.59%	0.56%	0.55%	0.54%

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust, and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.

The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain fees and expenses of the Fund that exceed a specified level and the estimated annualized savings from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing and profitability of the Fund’s transfer agent; and (n) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance, rankings and ratings compiled by the

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-and five-year periods ending December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. In connection with performance of the Fund, the Trustees noted the unusual market conditions prevailing in the recent year. They also noted that the Investment Adviser had taken steps intended to improve Fund performance, including making changes to the organization and operation of the Quantitative Investment Strategies Team and making adjustments to the model and trading strategies used to manage the Funds. The Trustees believed that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and Goldman Sachs’ voluntary undertaking to waive a portion of the Rule 12b-1 fees paid by the Fund’s Service Shares.

They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $1 billion	0.65%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders

The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	1/1/08	6/30/08		6/30/08*
Institutional
Actual	$1,000.00	$886.80		$3.33
Hypothetical 5% return	1,000.00	1,021.33	+	3.57

Service
Actual	1,000.00	886.00		4.31
Hypothetical 5% return	1,000.00	1,020.29	+	4.62

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were 0.71% and 0.92% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured U.S. Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSTRCUSSAR/08-08

Goldman
Sachs Variable Insurance Trust

Mid Cap Value Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The U.S. equity markets finished the reporting period near their year-to-date lows, as concerns related to the ongoing credit crunch thwarted a brief rally in April and May. All told, the Russell Midcap Value Index returned –8.58% during the six-month reporting period. Headlines focused on additional financial asset write-offs, escalating gasoline prices and global inflation pressures. Volatility, which remains slightly above normalized levels, continues in the Financial, Insurance and Home Building segments of the equity markets.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

PPL Corp.	2.9%	Utilities
United States Steel Corp.	2.7	Materials
Range Resources Corp.	2.7	Energy
Entergy Corp.	2.3	Utilities
Amphenol Corp. Class A	2.2	Technology Hardware & Equipment
Hess Corp.	2.0	Energy
Fortune Brands, Inc.	1.8	Consumer Durables & Apparel
DPL, Inc.	1.8	Utilities
EOG Resources, Inc.	1.8	Energy
Edison International	1.7	Utilities

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of –3.99% and –4.13%, respectively. These returns compare to the –8.58% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

Consistent with longer term trends, the Fund fared better than its benchmark in a period of high market volatility and investor anxiety. The Fund’s holdings in the Energy and Financials sectors led performers in the Fund while its positions in the Consumer Staples and Industrials sectors detracted from performance versus the benchmark.

In Energy, Range Resources Corp. and W-H Energy Services, Inc. ranked as top performers. Range Resources continues to report strong production and cost trends, while W-H Energy Services is capitalizing on increased demand for unconventional drilling techniques. U.S. Steel Corp. was another positive contributor to the Fund’s performance. We believe, at this time, the company is well positioned to benefit from a combination of its fixed cost structure and significant pricing power.

In Technology, shares of Tessera Technologies, Inc. declined after the company hit a setback in its attempt to take legal action against peers who allegedly infringed on the company’s intellectual property. While the stock has recovered from its lows, we reduced the Fund’s exposure to reflect the increased uncertainty. In Consumer Staples, shares of Newell Rubbermaid, Inc. declined due to market concerns with the company’s exposure to resin prices.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

The VIT Mid Cap Value Fund invests primarily in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalizations of companies consisting of the Russell Midcap Value Index at the time of investment. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.3% of the Fund’s net assets at June 30, 2008.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 1.5%
202,834	BorgWarner, Inc.	$9,001,773
359,159	Johnson Controls, Inc.	10,300,680
186,182	Tenneco, Inc.*	2,519,042

		21,821,495

Banks – 3.9%
219,334	Comerica, Inc.	5,621,530
286,605	Commerce Bancshares, Inc.	11,366,754
680,345	Hudson City Bancorp, Inc.	11,348,155
427,500	Huntington Bancshares, Inc.	2,466,675
185,167	KeyCorp	2,033,134
163,030	M&T Bank Corp.(a)	11,500,136
877,900	Synovus Financial Corp.(a)	7,664,067
320,208	Webster Financial Corp.	5,955,869

		57,956,320

Capital Goods – 4.5%
79,340	Alliant Techsystems, Inc.*	8,067,291
57,604	Chicago Bridge & Iron Co. NV	2,293,791
165,294	Cooper Industries Ltd. Class A	6,529,113
139,581	Eaton Corp.	11,860,198
155,200	General Cable Corp.*	9,443,920
80,600	Ingersoll-Rand Co. Ltd. Class A	3,016,858
162,917	KBR, Inc.	5,687,433
130,571	Lennox International, Inc.	3,781,336
179,554	Parker Hannifin Corp.	12,805,791
81,130	Rockwell Collins, Inc.	3,890,995

		67,376,726

Commercial Services & Supplies – 1.8%
1,723,915	Allied Waste Industries, Inc.*	21,755,807
277,100	Monster Worldwide, Inc.*	5,711,031

		27,466,838

Consumer Durables & Apparel – 4.1%
438,080	Fortune Brands, Inc.	27,340,573
138,600	M.D.C. Holdings, Inc.	5,413,716
400,840	Mattel, Inc.	6,862,381
951,186	Newell Rubbermaid, Inc.	15,970,413
11,200	NVR, Inc.*	5,600,896

		61,187,979

Consumer Services – 1.0%
724,360	H&R Block, Inc.	15,501,304

Diversified Financials – 4.3%
500,085	CIT Group, Inc.(a)	3,405,579
605,300	Invesco Ltd.	14,515,094
117,926	Lazard Ltd. Class A	4,027,173
384,337	Legg Mason, Inc.	16,745,563
216,466	Northern Trust Corp.	14,843,073
563,400	SLM Corp.*	10,901,790

		64,438,272

Energy – 15.3%
447,100	Denbury Resources, Inc.*	16,319,150
259,500	Dril-Quip, Inc.*	16,348,500
199,300	EOG Resources, Inc.	26,148,160
598,401	EXCO Resources, Inc.*	22,086,981

233,657	Hess Corp.	29,485,177
229,900	Newfield Exploration Co.*	15,000,975
87,700	Petroleum Development Corp.*	5,831,173
607,274	Range Resources Corp.	39,800,738
220,700	Smith International, Inc.	18,348,998
164,529	W-H Energy Services, Inc. Class H*	15,752,006
227,600	Whiting Petroleum Corp.*	24,143,808

		229,265,666

Food & Staples Retailing – 2.0%
310,402	Safeway, Inc.	8,861,977
671,996	SUPERVALU, Inc.	20,757,957

		29,619,934

Food, Beverage & Tobacco – 2.9%
244,172	Campbell Soup Co.	8,169,995
283,682	Coca-Cola Enterprises, Inc.	4,907,699
626,582	ConAgra Foods, Inc.	12,080,501
107,929	General Mills, Inc.	6,558,845
93,158	Lorillard, Inc.*	6,442,807
104,272	Reynolds American, Inc.	4,866,374

		43,026,221

Health Care Equipment & Services – 4.1%
79,565	Coventry Health Care, Inc.*	2,420,367
197,970	Edwards Lifesciences Corp.*	12,282,059
81,312	Health Net, Inc.*	1,956,367
570,350	IMS Health, Inc.	13,289,155
288,700	Kinetic Concepts, Inc.*	11,522,017
277,546	Laboratory Corp. of America Holdings*	19,325,528

		60,795,493

Household & Personal Products – 2.1%
50,100	Energizer Holdings, Inc.*	3,661,809
151,000	Herbalife Ltd.	5,851,250
422,739	The Clorox Co.	22,066,976

		31,580,035

Insurance – 8.5%
179,835	Assurant, Inc.	11,861,917
182,589	Everest Re Group Ltd.	14,554,169
666,700	Genworth Financial, Inc. Class A	11,873,927
196,900	Lincoln National Corp.	8,923,508
167,311	PartnerRe Ltd.	11,566,209
296,772	Philadelphia Consolidated Holding Corp.*	10,081,345
156,100	Principal Financial Group, Inc.	6,551,517
110,041	RenaissanceRe Holdings Ltd.	4,915,532
134,416	Torchmark Corp.	7,883,498
555,218	Unum Corp.	11,354,208
453,186	W. R. Berkley Corp.	10,948,974
434,552	Willis Group Holdings Ltd.	13,631,896
151,132	XL Capital Ltd. Class A	3,107,274

		127,253,974

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Materials – 6.2%
564,496	Albemarle Corp.	$22,529,035
281,978	Celanese Corp. Class A	12,875,116
104,600	CF Industries Holdings, Inc.	15,982,880
221,300	United States Steel Corp.	40,891,814

		92,278,845

Media – 2.5%
827,326	Cablevision Systems Corp. Class A*	18,697,568
3,636,771	Charter Communications, Inc. Class A*	3,818,609
487,300	DISH Network Corp. Class A*	14,268,144

		36,784,321

Pharmaceuticals, Biotechnology & Life Sciences – 0.8%
440,484	PerkinElmer, Inc.	12,267,479

Real Estate Investment Trust – 5.0%
1,364,400	Annaly Capital Management, Inc.	21,161,844
506,120	Apartment Investment & Management Co.	17,238,447
154,300	Camden Property Trust	6,829,318
502,195	DCT Industrial Trust, Inc.	4,158,175
274,657	Pennsylvania Real Estate Investment Trust	6,355,563
221,196	Vornado Realty Trust	19,465,248

		75,208,595

Retailing – 1.9%
165,801	J.C. Penney Co., Inc.	6,016,918
125,300	Nordstrom, Inc.	3,796,590
232,919	Ross Stores, Inc.	8,273,283
355,400	The TJX Companies, Inc.	11,184,438

		29,271,229

Semiconductors & Semiconductor Equipment – 0.0%
23,467	Tessera Technologies, Inc.*	384,155

Software & Services – 2.7%
324,381	Activision, Inc.*	11,051,661
167,300	Autodesk, Inc.*	5,656,413
883,221	Iron Mountain, Inc.*	23,449,517

		40,157,591

Technology Hardware & Equipment – 5.4%
717,542	Amphenol Corp. Class A	32,203,285
442,900	CommScope, Inc.*	23,371,833
1,288,234	Seagate Technology	24,643,916

		80,219,034

Telecommunication Services – 1.7%
535,965	Embarq Corp.	25,335,066

Transportation – 0.9%
90,942	Landstar System, Inc.	5,021,817
116,289	Ryder System, Inc.	8,009,987

		13,031,804

Utilities – 15.7%
356,090	American Electric Power Co., Inc.	14,325,501
311,895	CMS Energy Corp.	4,647,235
56,878	Constellation Energy Group, Inc.	4,669,684
1,007,934	DPL, Inc.	26,589,299
498,914	Edison International	25,634,201
287,245	Entergy Corp.	34,607,278
328,155	Equitable Resources, Inc.	22,662,384
310,897	FirstEnergy Corp.	25,596,150
411,604	PG&E Corp.	16,336,563
832,725	PPL Corp.	43,526,536
150,222	Sempra Energy	8,480,032
166,755	Wisconsin Energy Corp.	7,540,661

		234,615,524

TOTAL COMMON STOCKS
(Cost $1,486,798,212)		$1,476,843,900

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.5%
JPMorgan Chase Euro — Time Deposit
$7,441,648	1.922%	07/01/08	$7,441,648
(Cost $7,441,648)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,494,239,860)			$1,484,285,548

	Interest
Shares	Rate	Value

Securities Lending Collateral – 1.3%
Boston Global Investment Trust — Enhanced Portfolio(b)
19,471,000	2.745%	$19,471,000
(Cost $19,471,000)

TOTAL INVESTMENTS – 100.6%
(Cost $1,513,710,860)		$1,503,756,548

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(8,230,627)

NET ASSETS – 100.0%		$1,495,525,921

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at value (identified cost $1,494,239,860)(a)	$1,484,285,548
Securities lending collateral, at value which equals cost	19,471,000
Receivables:
Investment securities sold	19,093,550
Dividends and interest	2,614,575
Fund shares sold	126,013
Securities lending income	4,948
Other assets	10,319

Total assets	1,525,605,953

Liabilities:
Due to Custodian	17,209
Payables:
Payable upon return of securities loaned	19,471,000
Investment securities purchased	4,900,418
Fund shares redeemed	4,425,707
Amounts owed to affiliates	1,103,503
Accrued expenses	162,195

Total liabilities	30,080,032

Net Assets:
Paid-in capital	1,489,721,146
Accumulated undistributed net investment income	11,706,637
Accumulated net realized gain from investment transactions	4,052,450
Net unrealized loss on investments	(9,954,312)

NET ASSETS	$1,495,525,921

Net Assets:
Institutional	$1,306,158,226
Service	189,367,695

Total Net Assets	$1,495,525,921

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	97,041,904
Service	14,080,897

Net asset value, offering and redemption price per share:
Institutional	$13.46
Service	13.45

(a)	Includes loaned securities having a market value of $18,063,350.

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income:
Dividends	$15,678,371
Interest (including securities lending income of $53,544)	295,718

Total investment income	15,974,089

Expenses:
Management fees	6,353,983
Distribution and Service fees — Service Class	252,267
Transfer Agent fees(a)	158,836
Custody and accounting fees	54,763
Professional fees	35,808
Trustee fees	7,436
Printing fees	13,333
Other	7,761

Total expenses	6,884,187

Less — expense reductions	(19,763)

Net expenses	6,864,424

NET INVESTMENT INCOME	9,109,665

Realized and unrealized gain (loss) from investment transactions:
Net realized gain from investment transactions (including commissions recaptured of $87,743)	31,129,048
Net change in unrealized loss on investments	(112,544,641)

Net realized and unrealized loss from investment transactions	(81,415,593)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,305,928)

(a)	Institutional and Service Class had Transfer Agent fees of $138,656 and $20,180, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income	$9,109,665	$16,589,754
Net realized gain from investment transactions	31,129,048	212,185,517
Net change in unrealized loss on investments	(112,544,641)	(159,644,495)

Net increase (decrease) in net assets resulting from operations	(72,305,928)	69,130,776

Distributions to shareholders:
From net investment income
Institutional Shares	—	(12,560,085)
Service Shares	—	(1,557,608)
From net realized gains
Institutional Shares	—	(232,422,728)
Service Shares	—	(33,694,519)

Total distributions to shareholders	—	(280,234,940)

From share transactions:
Proceeds from sales of shares	26,527,589	125,541,601
Reinvestments of dividends and distributions	—	280,234,940
Cost of shares redeemed	(242,899,439)	(358,267,798)

Net increase (decrease) in net assets resulting from share transactions	(216,371,850)	47,508,743

TOTAL DECREASE	(288,677,778)	(163,595,421)

Net assets:
Beginning of period	1,784,203,699	1,947,799,120

End of period	$1,495,525,921	$1,784,203,699

Accumulated undistributed net investment income	$11,706,637	$2,596,972

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		to average		turnover
Year – Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2008 - Institutional	$14.02	$0.08		$(0.64)	$(0.56)	$—	$—	$—	$13.46	(3.99)%	$1,306,158	0.84	%(e)	1.17	%(e)	0.84	%(e)	1.17	%(e)	44%
2008 - Service	14.03	0.06		(0.64)	(0.58)	—	—	—	13.45	(4.13)	189,368	1.09	(e)	0.92	(e)	1.09	(e)	0.92	(e)	44

FOR THE YEARS ENDED DECEMBER 31,
2007 - Institutional	16.09	0.14	(f)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(c)	0.85	(f)	0.87	(c)	0.85	(f)	84
2007 - Service	16.09	0.12	(f)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(c)	0.75	(f)	1.12	(c)	0.60	(f)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2006 - Service(d)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(e)	0.72	(e)	1.12	(e)	0.56	(e)	57

2005 - Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53
2004 - Institutional	13.37	0.10		3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72
2003 - Institutional	10.61	0.12		2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91		1.02		0.91		1.02		64

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.

(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

(d)	Service Share Class commenced operations on January 9, 2006.

(e)	Annualized.

(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund” or “Mid Cap Value Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rate for the periods:

Contractual Management Rate

First $2 billion	Over $2 billion	Effective Rate

0.80%	0.72%	0.80%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)

monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM made no reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees were reduced by approximately $19,800.
At June 30, 2008, the amounts owed to affiliates were approximately $1,036,400, $41,200 and $25,900 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2008 were $694,005,846 and $904,381,891, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $3,800 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Level	Investments in Securities Long — Assets

Level 1	$1,496,314,900

Level 2	7,441,648

Level 3	—

Total	$1,503,756,548

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $10,727, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $5,800 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2008 was $9,746,250.

6. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund had certain post-October loss deferral on a tax basis in the amount of $26,052,059.
At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,516,662,200

Gross unrealized gain	166,079,497
Gross unrealized loss	(178,985,149)

Net unrealized security loss	$(12,905,652)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and return of capital distributions from underlying fund investments as of the most recent fiscal year end.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. TAX INFORMATION (continued)

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2008		For the Year Ended
	(Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,933,452	$25,833,926	7,357,466	$124,362,206
Reinvestment of dividends and distributions	—	—	17,350,057	244,982,821
Shares redeemed	(16,080,727)	(215,622,947)	(17,570,640)	(298,177,337)

	(14,147,275)	(189,789,021)	7,136,883	71,167,690

Service Shares
Shares sold	53,723	693,663	71,832	1,179,395
Reinvestment of dividend and distributions	—	—	2,496,609	35,252,119
Shares redeemed	(2,027,551)	(27,276,492)	(3,536,467)	(60,090,461)

	(1,973,828)	(26,582,829)	(968,026)	(23,658,947)

NET INCREASE (DECREASE)	(16,121,103)	$(216,371,850)	6,168,857	$47,508,743

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its Management Fees for the Fund to achieve the following annual rates:

Contractual Management Rate

Up to $2 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.80%	0.72%	0.68%	0.67%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Fund; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (n) the current pricing and profitability of the Fund’s transfer agent; and (o) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-and five-year periods ended December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that the Fund was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	1/1/08	6/30/08		6/30/08*
Institutional
Actual	$1,000.00	$960.10		$4.04
Hypothetical 5% return	1,000.00	1,020.74	+	4.17

Service
Actual	1,000.00	958.70		5.26
Hypothetical 5% return	1,000.00	1,019.49	+	5.42

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPSAR/08-4995-MF/08-08

Goldman
Sachs Variable Insurance Trust

Capital Growth Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The U.S. equity markets ended the first half of the year in negative territory as volatility persisted and risk aversion remained a prevalent theme for investors. Market volatility, as measured by the CBOE volatility index (VIX), hit a five-year high during March as investor uncertainty was fueled by weakness in the Financials sector and a poor consumer confidence report that indicated an economic slowdown in progress. Commodity prices increased and crude oil prices reached record highs. The Federal Reserve Board cut short-term interest rates several times during the period and stated that economic activity shows signs of growth while inflation remains a concern.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Weatherford International Ltd.	4.0%	Energy
Microsoft Corp.	3.6	Software & Services
Suncor Energy, Inc.	3.4	Energy
Hess Corp.	3.3	Energy
Google, Inc. Class A	3.0	Software & Services
Cisco Systems, Inc.	2.9	Technology Hardware & Equipment
QUALCOMM, Inc.	2.6	Technology Hardware & Equipment
American Tower Corp. Class A	2.6	Telecommunication Services
Schlumberger Ltd.	2.6	Energy
Western Union Co.	2.4	Software & Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of −6.68% and −6.83%, respectively. These returns compare to the −9.06% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during a difficult market environment. This was largely due to stock selection.

The Energy sector continued to benefit as the price of oil hit new highs during the reporting period. All of the Fund’s Energy holdings delivered positive returns. Chesapeake Energy Corp.’s shares were boosted in June after the company’s Chief Executive Officer said that he expects the company to become the world’s largest natural gas producer within the next two months. He stated that Chesapeake’s current back-log represents the largest number of drilling opportunities in the company’s history. We believe that Chesapeake is well positioned as its daily gas production continues to increase, with last year marking the 18th straight year of production growth.

Shares of Hess Corp. benefited after reports indicated that the company may double its reserves on an offshore field in Brazil. We believe that Brazil represents a significant growth opportunity for Hess as the area shows signs of great discovery potential. Beyond Brazil, we believe that Hess’ growth prospects come predominantly from its exploration opportunities in the Gulf of Mexico, Ghana, Australia, Libya and North Dakota. In our view, Hess has the ability to add new, promising discoveries and meaningfully expand its reserves.

Video game publisher Activision, Inc. was a top positive contributor to performance during the reporting period after the company reported a better-than-expected fiscal fourth quarter. Activision’s results were driven by strong sales of the games Call of Duty 4 and Guitar Hero 3. The video game publisher is currently in the process of merging with Vivendi’s gaming division, Blizzard. The combined company, ActivisionBlizzard, would be the largest video game publisher in the world, with a strong portfolio of gaming franchises including the aforementioned Guitar Hero and Call of Duty as well as Tony Hawk, and the subscription-based game World of Warcraft. In our view, the merger would allow the company to decrease expenses through cost-saving synergies and also increase top-line growth through better marketing and improved game monetization. We believe Activision is well positioned to grow the company’s video game franchise as the gaming cycle has started to gain momentum with the proliferation of the next-generation consoles, namely the Playstation 3, Xbox360 and Nintendo Wii.

Mobile handset chip maker QUALCOMM, Inc. positively contributed to performance during the period. QUALCOMM has been a primary beneficiary of rapid growth in the smartphone market as demand for the semiconductor company’s intellectual property has increased sharply. Smartphones require advanced semiconductor chips in order to utilize data-rich Internet and multi-media capabilities. QUALCOMM receives royalties from the handset makers when the company’s patented technologies are used in mobile devices. In addition to increased sales from smartphones, the cell phone industry is transitioning to the third generation standard, or “3G,” which employs more of QUALCOMM’s patented technologies than the current standard, GSM. We believe that the expansion of the smartphone market and ongoing transition to 3G will fuel QUALCOMM’s growth in the future.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares of the software giant, Microsoft Corp., were down as investors expressed uncertainty about the company’s bid for Yahoo. We believe the offer makes strategic sense for Microsoft, as the acquisition may help it increase its competitiveness in Internet search and advertising. Internet search is a rapidly growing area and provides the largest return on investment of any other advertising medium. We believe, at this time, search advertising will continue to gain share and combining the second (Yahoo) and third (Microsoft) largest players in the industry will create greater challenges for Google. In our view, Google remains the dominant market share leader in Internet searches worldwide with attractive growth prospects in online advertising, search and Internet shopping. The company is an industry innovator that continues to identify additional sources of revenue by finding new ways to sell ads. We believe that the strong secular growth of search and online advertising could support another competitor in addition to Google and still provide significant opportunities for both companies. In addition to search advertising, we believe Microsoft has significant opportunities for growth in its other business segments including Windows Vista, Microsoft Office, and Xbox. The Xbox product is still early in its product life cycle and we believe Microsoft should see significant margin expansion in its gaming console business going forward.

Within Healthcare, Merck & Co., Inc. detracted from performance as negative headlines surrounding the company’s cholesterol drug, Vytorin, caused the stock to decline. A controversial study found that Vytorin, which is marketed through a joint venture between Merck and Schering-Plough, was no more effective in combating heart disease than a generic. In our view, the market overreacted to the clinical data and the current valuations are very attractive as they reflect essentially zero contribution from the joint venture. We believe that Merck is attractively valued and that the company has growth opportunities in its currently approved products, Gardasil and Januvia, which are preparing to launch. It’s our belief, at this time, that the company should benefit from additional products in the pipeline over the next few years.

Chicago Mercantile Exchange detracted from performance as the stock was down on uncertainty surrounding its planned merger with New York Mercantile Exchange. Shareholders of the latter attempted to block the deal, claiming that Chicago Mercantile Exchange’s offer is too low. We continue to like Chicago Mercantile Exchange, regardless of the merger with New York Mercantile Exchange, and believe the stock is attractively priced. In our view, the company’s long-term growth prospects are compelling as it continues to expand its customer base, enter new financial markets, and develop innovative new products.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Capital Growth Fund invests primarily in equity investments. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Investment Portfolio

†	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 4.2% of the Fund’s net assets at June 30, 2008.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 99.9%
Automobiles & Components – 0.9%
275,600	Gentex Corp.	$3,979,664

Capital Goods – 2.7%
18,300	Danaher Corp.	1,414,590
12,100	Precision Castparts Corp.	1,166,077
58,400	Rockwell Automation, Inc.	2,553,832
49,130	United Technologies Corp.	3,031,321
48,810	W.W. Grainger, Inc.	3,992,658

		12,158,478

Consumer Durables & Apparel – 4.8%
160,100	Coach, Inc.*	4,623,688
112,280	Fortune Brands, Inc.	7,007,395
67,200	Harman International Industries, Inc.	2,781,408
113,200	Mattel, Inc.	1,937,984
315,400	Newell Rubbermaid, Inc.	5,295,566

		21,646,041

Diversified Financials – 3.5%
18,900	CME Group, Inc.	7,242,291
407,830	The Charles Schwab Corp.	8,376,828

		15,619,119

Energy – 18.2%
150,100	Chesapeake Energy Corp.	9,900,596
50,100	Halliburton Co.	2,658,807
118,000	Hess Corp.	14,890,420
251,100	Quicksilver Resources, Inc.*	9,702,504
108,440	Schlumberger Ltd.	11,649,709
258,640	Suncor Energy, Inc.	15,032,157
363,400	Weatherford International Ltd.*	18,021,006

		81,855,199

Food, Beverage & Tobacco – 1.9%
131,400	PepsiCo, Inc.	8,355,726

Health Care Equipment & Services – 4.3%
129,700	Baxter International, Inc.	8,293,018
147,100	St. Jude Medical, Inc.*	6,013,448
46,600	Stryker Corp.	2,930,208
33,400	Zimmer Holdings, Inc.*	2,272,870

		19,509,544

Media – 4.0%
147,600	Comcast Corp. Class A	2,799,972
86,711	Lamar Advertising Co. Class A*(a)	3,124,197
128,100	National CineMedia, Inc.	1,365,546
169,225	The McGraw-Hill Companies, Inc.	6,789,307
119,774	Viacom, Inc. Class B*	3,657,898

		17,736,920

Pharmaceuticals, Biotechnology & Life Sciences – 14.1%
212,434	Amylin Pharmaceuticals, Inc.*(a)	5,393,699
96,190	Charles River Laboratories International, Inc.*	6,148,465
104,400	Genentech, Inc.*	7,923,960

156,253	Gilead Sciences, Inc.*	8,273,596
105,600	Johnson & Johnson	6,794,304
185,400	Merck & Co., Inc.	6,987,726
419,500	Schering-Plough Corp.	8,259,955
130,200	Teva Pharmaceutical Industries Ltd. ADR	5,963,160
139,500	Thermo Fisher Scientific, Inc.*	7,774,335

		63,519,200

Real Estate – 1.6%
369,900	CB Richard Ellis Group, Inc. Class A*(a)	7,102,080

Retailing – 4.4%
33,000	Amazon.com, Inc.*(a)	2,419,890
54,900	J.C. Penney Co., Inc.	1,992,321
394,540	Lowe’s Companies, Inc.	8,186,705
155,300	Target Corp.	7,219,897

		19,818,813

Semiconductors & Semiconductor Equipment – 3.3%
343,300	Intel Corp.	7,374,084
232,079	Linear Technology Corp.(a)	7,558,813

		14,932,897

Software & Services – 20.1%
257,000	Activision, Inc.*	8,755,990
104,400	Citrix Systems, Inc.*	3,070,404
211,340	Cognizant Technology Solutions Corp. Class A*	6,870,663
214,425	Electronic Arts, Inc.*	9,526,903
31,100	Equinix, Inc.*	2,774,742
105,200	Fiserv, Inc.*	4,772,924
133,600	Global Payments, Inc.	6,225,760
25,110	Google, Inc. Class A*	13,218,406
156,200	Iron Mountain, Inc.*	4,147,110
587,168	Microsoft Corp.	16,152,992
43,800	Visa, Inc. Class A*	3,561,378
443,391	Western Union Co.	10,960,626

		90,037,898

Technology Hardware & Equipment – 11.8%
83,500	Amphenol Corp. Class A	3,747,480
63,400	Apple, Inc.*	10,615,696
552,890	Cisco Systems, Inc.*	12,860,221
301,800	Dell, Inc.*	6,603,384
41	Nortel Networks Corp.*	337
267,291	QUALCOMM, Inc.	11,859,702
62,500	Research In Motion Ltd.*	7,306,250

		52,993,070

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.3%
279,290	American Tower Corp. Class A*	$11,800,003
96,050	Crown Castle International Corp.*	3,720,016
216,300	MetroPCS Communications, Inc.*	3,830,673

		19,350,692

TOTAL COMMON STOCKS
(Cost $420,996,363)		$448,615,341

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.1%
JPMorgan Chase Euro — Time Deposit
$314,080	1.922%	07/01/08	$314,080
(Cost $314,080)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $421,310,443)			$448,929,421

	Interest
Shares	Rate	Value

Securities Lending Collateral – 4.2%
Boston Global Investment Trust — Enhanced Portfolio(b)
$18,735,600	2.745%	$18,735,600
(Cost $18,735,600)

TOTAL INVESTMENTS – 104.2%
(Cost $440,046,043)		$467,665,021

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%		(18,650,917)

NET ASSETS – 100.0%		$449,014,104

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

Investment Abbreviation:
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at value (identified cost $421,310,443)(a)	$448,929,421
Securities lending collateral, at value which equals cost	18,735,600
Receivables:
Investment securities sold	2,532,311
Dividends and interest	146,678
Fund shares sold	76,931
Securities lending income	6,975
Other assets	5,452

Total assets	470,433,368

Liabilities:
Due to Custodian	1,531
Payables:
Payable upon return of securities loaned	18,735,600
Investment securities purchased	1,301,855
Fund shares redeemed	885,363
Amounts owed to affiliates	360,654
Accrued expenses	134,261

Total liabilities	21,419,264

Net Assets:
Paid-in capital	613,814,477
Accumulated undistributed net investment income	121,471
Accumulated net realized loss from investment transactions	(192,540,822)
Net unrealized gain on investments	27,618,978

NET ASSETS	$449,014,104

Net Assets:
Institutional	$158,019,698
Service	290,994,406

Total Net Assets	$449,014,104

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	13,306,798
Service	24,533,905

Net asset value, offering and redemption price per share:
Institutional	$11.88
Service	11.86

(a)	Includes loaned securities having a market value of $18,178,716.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment income:
Dividends(a)	$1,927,063
Interest (including securities lending income of $50,788)	119,121

Total investment income	2,046,184

Expenses:
Management fees	1,734,631
Distribution and Service fees — Service Class	378,829
Transfer Agent fees(b)	46,253
Professional fees	23,811
Custody and accounting fees	12,145
Trustee fees	7,436
Other	1,332

Total expenses	2,204,437

Less — expense reductions	(5,650)

Net expenses	2,198,787

NET INVESTMENT LOSS	(152,603)

Realized and unrealized loss from investment transactions:
Net realized loss from investment transactions (including commissions recaptured of $7,928)	(12,901,079)
Net change in unrealized loss on investments	(21,755,850)

Net realized and unrealized loss from investment transactions	(34,656,929)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,809,532)

(a)	Foreign taxes withheld on dividends were $4,263.

(b)	Institutional and Service Class had Transfer Agent fees of $15,949 and $30,304, respectively.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income (loss)	$(152,603)	$591,271
Net realized gain (loss) from investment transactions	(12,901,079)	52,755,104
Net change in unrealized loss on investments	(21,755,850)	(1,044,398)

Net increase (decrease) in net assets resulting from operations	(34,809,532)	52,301,977

Distributions to shareholders:
From net investment income
Institutional Shares	—	(316,363)
Service Shares	—	(254,633)

Total distributions to shareholders	—	(570,996)

From share transactions:
Proceeds from sales of shares	9,817,372	15,692,854
Reinvestments of dividends and distributions	—	570,996
Cost of shares redeemed	(41,511,387)	(104,879,500)

Net decrease in net assets resulting from share transactions	(31,694,015)	(88,615,650)

TOTAL DECREASE	(66,503,547)	(36,884,669)

Net assets:
Beginning of period	515,517,651	552,402,320

End of period	$449,014,104	$515,517,651

Accumulated undistributed net investment income	$121,471	$274,074

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from												Ratios assuming no
		investment operations												expense reductions
				Net		Distributions to						Ratio of		Ratio of		Ratio of
	Net asset	Net		realized		shareholders	Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	investment		and	Total from	from net	value,		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
	beginning	income		unrealized	investment	investment	end of	Total	period	to average		to average		to average		to average		turnover
Year – Share Class	of period	(loss)(a)		gain (loss)	operations	income	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 – Institutional	$12.73	$0.01		$(0.86)	$(0.85)	$—	$11.88	(6.68)%	$158,020	0.79	%(f)	0.10	%(f)	0.79	%(f)	0.10	%(f)	21%
2008 – Service	12.73	(0.01)		(0.86)	(0.87)	—	11.86	(6.83)	290,994	1.04	(f)	(0.15	)(f)	1.04	(f)	(0.15	)(f)	21

FOR THE YEARS ENDED DECEMBER 31,

2007 – Institutional	11.58	0.02	(g)	1.15	1.17	(0.02)	12.73	10.13	172,418	0.86	(c)	0.18	(c)(g)	0.86	(c)	0.18	(c)(g)	53
2007 – Service	11.58	0.01	(g)	1.15	1.16	(0.01)	12.73	10.01	343,100	0.96	(c)	0.08	(c)(g)	1.11	(c)	(0.07	)(c)(g)	53

2006 – Institutional	10.68	0.01		0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2006 – Service(d)	11.03	—	(e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94	(f)	0.03	(f)	1.10	(f)	(0.13	)(f)	70

2005 – Institutional	10.39	0.02		0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35
2004 – Institutional	9.59	0.07		0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45
2003 – Institutional	7.77	0.03		1.81	1.84	(0.02)	9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Share Class commenced operations on January 9, 2006.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund” or “Capital Growth Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rate for the period:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Over $2 billion	Effective Rate

0.75%	0.68%	0.65%	0.75%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAM did not make any reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees were reduced by approximately $5,700.
At June 30, 2008, amounts owed to affiliates were approximately $290,300, $62,600 and $7,800 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008 were $95,126,290 and $125,639,654, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $1,800 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Level	Investments in Securities Long — Assets

Level 1	$467,350,941

Level 2	314,080

Level 3	—

Total	$467,665,021

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

5. SECURITIES LENDING (continued)

value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $3,800, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $5,700 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2008 was $2,592,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund’s capital loss carryforwards on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2008	$(26,173,238)
Expiring 2009	(92,315,074)
Expiring 2010	(59,269,469)
Expiring 2011	(1,064,803)

Total capital loss carryforward	$(178,822,584)

(1)	Expiration occurs on December 31, of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$440,589,128

Gross unrealized gain	70,142,249
Gross unrealized loss	(43,066,356)

Net unrealized security gain	$27,075,893

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and differences related to tax treatment of partnership investments as of the most recent fiscal year end.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2008		For the Year Ended
	(Unaudited)		December 31, 2007

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	769,581	$9,095,602	1,205,590	$14,854,191
Reinvestment of dividends and distributions	—	—	24,677	316,363
Shares redeemed	(1,010,425)	(12,064,110)	(2,008,140)	(24,680,410)

	(240,844)	(2,968,508)	(777,873)	(9,509,856)

Service Shares
Shares sold	59,641	721,770	70,689	838,663
Reinvestment of dividend and distributions	—	—	19,862	254,633
Shares redeemed	(2,482,928)	(29,447,277)	(6,516,267)	(80,199,090)

	(2,423,287)	(28,725,507)	(6,425,716)	(79,105,794)

NET DECREASE	(2,664,131)	$(31,694,015)	(7,203,589)	$(88,615,650)

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its Management Fees for the Fund to achieve the following annual rates:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

0.75%	0.68%	0.65%	0.64%	0.63%

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Capital Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing and profitability of the Fund’s transfer agent; and (n) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-and five-year periods ended December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that the Fund was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63
The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

Other Benefits to the Fund and Its Shareholders
The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	1/1/08	6/30/08		6/30/08*
Institutional
Actual	$1,000.00	$933.20		$3.80
Hypothetical 5% return	1,000.00	1,020	.93+	3.97

Service
Actual	1,000.00	931.70		4.99
Hypothetical 5% return	1,000.00	1,019	.69+	5.22

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved.
VITCGSAR/08-4892-MF/08-08

Goldman
Sachs Variable Insurance Trust

Strategic International Equity Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Strategic International Equity Fund ( the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The international equity markets experienced a difficult start to 2008, with almost all major markets falling substantially during the first six months of the year. Over that period, the MSCI EAFE Index returned −10.58%. During the first quarter of the year, growing fears of a U.S. recession, the uncertain macroeconomic environment, further write-downs from banks, a raft of negative earnings announcements, numerous ratings downgrades of bond insurers and high levels of volatility all weighed on the equity markets. March’s news that Bear Stearns, the U.S. investment bank and brokerage firm, was on the brink of insolvency and had been forced to apply for emergency funding proved that the worst of the credit crisis was not yet behind us. This also prompted investors to start questioning other banks’ liquidity positions. The second quarter proved to be another negative period for the equity markets, dominated by surging energy prices and concerns over the outlook for inflation. Oil prices climbed to yet another record high of more than $140 a barrel in June — the biggest quarterly increase in nine years. This was triggered by continued strong demand, fears of insufficient refining capacity, geopolitical concerns and higher analysts’ forecasts. Higher oil and commodity prices continued to stoke inflationary fears, posing to central banks the challenge of balancing upside risks to inflation with downside risks to economic growth.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business	Country

Total SA	3.9%	Energy	France
Vodafone Group PLC	3.3	Telecommunication Services	United Kingdom
DBS Group Holdings Ltd.	3.1	Banks	Singapore
Tesco PLC	3.0	Food & Staples Retailing	United Kingdom
BHP Billiton Ltd.	3.0	Materials	Australia
SAP AG	2.9	Software & Services	Germany
Gazprom OAO ADR	2.9	Energy	Russia
Sun Hung Kai Properties Ltd.	2.8	Real Estate	Hong Kong
Siemens AG (Registered)	2.8	Capital Goods	Germany
Roche Holding AG	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2008, the Fund’s Institutional and Service Shares generated cumulative total returns of −13.37% and −13.44%, respectively. These returns compare to the −10.58% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), over the same time period.

Although the Fund outperformed its benchmark during the second quarter of 2008, a challenging first quarter caused it to underperform its benchmark over the six-month reporting period. Stock selection within Europe was the primary detractor from the Fund’s performance, with holdings in Renault, Aker Solutions and Carrefour the weakest performers at the stock-specific level. French auto manufacturer Renault performed poorly as lower than expected demand from Eastern Europe prompted concerns that the company may miss its annual growth targets. Aker Solutions, Norway’s largest maker of oil platforms and equipment, also detracted from performance. The company’s shares initially fell on concerns that slowing economic growth would negatively impact the demand for oil. Its shares then rallied in the second quarter after management announced a 20% increase in first quarter profits as higher demand for energy and rising crude prices spurred offshore oil exploration. French supermarket operator Carrefour also detracted from performance during the period. Having recently outperformed the broader market, the company’s shares fell in June after management reduced profit growth estimates due to a deterioration of the consumer environment, particularly in France.

The Fund’s emerging market holdings also detracted from performance during the reporting period. The weakest performers were within the Financials sector, including Sberbank and Sun Hung Kai Properties. Shares in Sberbank, Russia’s dominant banking franchise, were weak due to disappointing results in January and the deteriorating global macroeconomic outlook. Hong Kong property developer Sun Hung Kai Properties detracted from relative performance as the Hong Kong market fell 18.9% in U.S. dollar terms during the first quarter alone. Indiabulls Financial Services, India’s leading financial services group, also detracted from performance. The Indian market experienced a correction in the first quarter, declining 27% in U.S. dollar terms, on concerns over valuations and the tightening liquidity environment.

Strong stock selection in Japan was the leading contributor to performance during the reporting period. The leading contributor to returns was drug manufacturer Chugai Pharmaceutical, which performed well after its Swiss partner, Roche, announced plans to increase its stake in the company in order to gain greater access to Asia’s pharmaceuticals market. In addition, the Fund benefited from its holdings in Sumitomo Metal Industries and Seven & I Holdings. Sumitomo Metal Industries, Japan’s third largest steelmaker, rose on speculation that Japanese steelmakers would be able to pass on the increasing cost of raw materials to local auto manufacturers by raising steel prices. Shares in Seven & I Holdings, Japan’s largest retailer, rallied after management forecasted higher earnings and announced plans to buy back $1.7 billion of stock.

Other strong contributors to performance during the reporting period included Mexican retailer Walmex, which performed well after reporting a rise in first quarter net income. This was triggered by strong sales. Elsewhere, global mining groups BHP Billiton and Anglo American benefited from strong commodity prices and Russian Energy company Gazprom, benefited from record oil prices.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

July 21, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 95.2%
Australia – 4.1%
211,616	BHP Billiton Ltd. (Materials)	$9,006,438
168,900	Westpac Banking Corp. (Banks)	3,244,054

		12,250,492

Belgium – 1.9%
82,850	InBev NV (Food, Beverage & Tobacco)	5,728,328

Cyprus – 2.0%
614,042	Prosafe SE (Energy)(a)	6,079,318

France – 14.0%
129,805	Carrefour SA (Food & Staples Retailing)	7,316,812
75,538	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	3,860,479
70,193	Renault SA (Automobiles & Components)	5,712,757
62,340	Societe Generale (Banks)	5,404,808
136,099	Total SA (Energy)	11,584,516
214,443	Vivendi (Media)	8,085,841

		41,965,213

Germany – 13.2%
45,990	Allianz SE (Registered) (Insurance)(b)	8,089,777
51,794	Bilfinger & Berger AG (Capital Goods)	4,491,241
17,885	E.ON AG (Utilities)	3,604,613
43,568	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	6,191,082
166,766	SAP AG (Software & Services)	8,728,087
74,989	Siemens AG (Registered) (Capital Goods)	8,313,277

		39,418,077

Greece – 1.3%
160,250	EFG Eurobank Ergasias (Banks)	3,815,656

Hong Kong – 2.8%
616,000	Sun Hung Kai Properties Ltd. (Real Estate)	8,373,947

India – 0.4%
143,994	Indiabulls Financial Services Ltd. GDR (Diversified Financials)	800,607
174,747	Indiabulls Securities GDR (Diversified Financials)*	309,691

		1,110,298

Italy – 1.8%
293,011	Mediobanca SpA (Diversified Financials)(a)	4,965,632
60,325	Snam Rete Gas SpA (Utilities)	411,200

		5,376,832

Japan – 21.0%
564,000	Asahi Glass Co. Ltd. (Capital Goods)	6,828,316
199,700	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,193,153
354,000	Fujitsu Ltd. (Technology Hardware & Equipment)	2,628,740
190,000	Mitsubishi Estate Co. Ltd. (Real Estate)	4,349,978
932	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	4,598,745
333,100	Nomura Holdings, Inc. (Diversified Financials)	4,932,668
122,000	Olympus Corp. (Health Care Equipment & Services)	4,135,952
258,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	7,393,067
157,000	Sony Corp. (Consumer Durables & Apparel)	6,881,887
532,000	Sumitomo Electric Industries Ltd. (Capital Goods)	6,756,157
1,118,000	Sumitomo Metal Industries Ltd. (Materials)	4,922,341
802	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,031,207

		62,652,211

Luxembourg – 1.4%
41,050	Millicom International Cellular SA SDR (Telecommunication Services)	4,225,888

Netherlands – 1.9%
293,299	Aegon NV (Insurance)	3,855,913
24,922	Akzo Nobel NV (Materials)	1,705,502

		5,561,415

Norway – 2.1%
119,316	Schibsted ASA (Media)	3,378,344
76,700	StatoilHydro ASA (Energy)	2,861,659

		6,240,003

Russia – 4.5%
148,165	Gazprom OAO ADR (Energy)	8,593,570
1,669	Sberbank GDR (Banks)	609,377
11,727	Sberbank GDR (Registered S) (Banks)*	4,281,703

		13,484,650

Singapore – 3.1%
676,000	DBS Group Holdings Ltd. (Banks)	9,405,167

Sweden – 1.3%
121,258	SSAB Svenskt Stal AB Series A (Materials)	3,888,903

 4
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 4.0%
45,589	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	$8,195,640
184,787	UBS AG (Registered) (Diversified Financials)*	3,850,636

		12,046,276

United Kingdom – 14.4%
106,209	Anglo American PLC (Materials)	7,459,509
47,596	Cookson Group PLC (Capital Goods)	592,112
123,296	HSBC Holdings PLC (Banks)	1,898,469
342,332	Prudential PLC (Insurance)	3,610,857
966,555	Royal Bank of Scotland Group PLC (Banks)	4,114,784
393,020	Shire Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,424,906
1,238,476	Tesco PLC (Food & Staples Retailing)	9,058,659
3,365,907	Vodafone Group PLC (Telecommunication Services)	9,917,088

		43,076,384

TOTAL COMMON STOCKS
(Cost $315,929,514)		$284,699,058

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.8%
JPMorgan Chase Euro – Time Deposit
$8,306,786	1.922%	07/01/08	$ 8,306,786
(Cost $8,306,786)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $324,236,300)			$293,005,844

	Interest
Shares	Rate	Value

Securities Lending Collateral – 2.0%
Boston Global Investment Trust – Enhanced Portfolio(c)
6,065,970	2.745%	$ 6,065,970
(Cost $6,065,970)

TOTAL INVESTMENTS – 100.0%
(Cost $330,302,270)		$299,071,814

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(121,240)

NET ASSETS — 100.0%		$298,950,574

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
SDR—Swedish Depositary Receipt

As a % of
Net Assets

Investments Industry Classifications†
Automobiles & Components	1.9%
Banks	12.9
Capital Goods	9.1
Consumer Durables & Apparel	2.3
Diversified Financials	5.0
Energy	9.8
Food & Staples Retailing	7.9
Food, Beverage & Tobacco	1.9
Health Care Equipment & Services	1.4
Insurance	5.2
Materials	9.0
Media	3.8
Pharmaceuticals, Biotechnology & Life Sciences	9.4
Real Estate	4.3
Short-term Investments#	4.8
Software & Services	2.9
Technology Hardware & Equipment	0.9
Telecommunication Services	6.2
Utilities	1.3

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At June 30, 2008, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Swiss Franc	Sale	8/18/08	$744,758	$767,511	$(22,753)

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

Assets:
Investment in securities, at fair value (identified cost $324,236,300)(a)	$293,005,844
Securities lending collateral, at value which equals cost	6,065,970
Foreign currency at value (identified cost $4,946,244)	4,943,578
Receivables:
Investment securities sold, at value	4,814,866
Dividends and interest, at value	737,462
Foreign tax reclaims, at value	168,765
Fund shares sold	84,573
Securities lending income	32,262
Other assets	3,682

Total assets	309,857,002

Liabilities:
Due to Custodian	186,931
Payables:
Payable upon return of securities loaned	6,065,970
Investment securities purchased, at value	3,998,249
Amounts owed to affiliates	298,843
Fund shares redeemed	135,079
Forward foreign currency exchange contracts, at value	22,753
Accrued expenses	198,603

Total liabilities	10,906,428

Net Assets:
Paid-in capital	340,507,511
Accumulated undistributed net investment income	7,512,725
Accumulated net realized loss from investment, futures and foreign currency related transactions	(17,844,269)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(31,225,393)

NET ASSETS	$298,950,574

Net Assets:
Institutional	$121,504,992
Service	177,445,582

Total Net Assets	$298,950,574

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	10,193,776
Service	14,904,003

Net asset value, offering and redemption price per share:
Institutional	$11.92
Service	11.91

(a)	Includes loaned securities having a market value of $5,762,280.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

Investment income:
Dividends(a)	$8,444,396
Interest (including securities lending income of $397,450)	515,447

Total investment income	8,959,843

Expenses:
Management fees	1,597,039
Distribution and Service fees — Service Class	242,306
Custody and accounting fees	61,136
Printing fees	53,270
Professional fees	45,336
Transfer Agent fees(b)	31,938
Trustee fees	7,436
Other	8,488

Total expenses	2,046,949

Less — expense reductions	(5,056)

Net expenses	2,041,893

NET INVESTMENT INCOME	6,917,950

Realized and unrealized gain (loss) from investment, futures and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	(21,084,994)
Futures transactions	(1,636,154)
Foreign currency related transactions	353,360
Net change in unrealized gain (loss) on:
Investments	(32,415,544)
Futures	(144,190)
Translation of assets and liabilities denominated in foreign currencies	39,991

Net realized and unrealized loss from investment, futures and foreign currency transactions	(54,887,531)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,969,581)

(a)	Foreign taxes withheld on dividends were $644,020.

(b)	Institutional and Service Class had Transfer Agent fees of $12,555 and $19,383, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income	$6,917,950	$4,895,331
Net realized gain (loss) from investment, futures and foreign currency related transactions	(22,367,788)	69,276,295
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(32,519,743)	(45,301,763)

Net increase (decrease) in net assets resulting from operations	(47,969,581)	28,869,863

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,823,709)
Service Shares	—	(2,976,397)
From net realized gains
Institutional Shares	—	(14,340,235)
Service Shares	—	(23,860,510)

Total distributions to shareholders	—	(43,000,851)

From share transactions:
Proceeds from sales of shares	9,942,431	13,917,078
Reinvestments of dividends and distributions	—	43,000,851
Cost of shares redeemed	(25,708,278)	(68,147,262)

Net decrease in net assets resulting from share transactions	(15,765,847)	(11,229,333)

TOTAL DECREASE	(63,735,428)	(25,360,321)

Net assets:
Beginning of period	362,686,002	388,046,323

End of period	$298,950,574	$362,686,002

Accumulated undistributed net investment income	$7,512,725	$594,775

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from																Ratios assuming no
		investment operations					Distributions to shareholders											expense reductions
				Net												Ratio of		Ratio of		Ratio of
	Net asset			realized				From		Net asset			Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and		Total from	From net	net		value,			end of	net expenses		income to		expenses		income (loss)		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total		period	to average		average		to average		to average		turnover
Year – Share Class	of period	income(a)		gain (loss)		operations	income	gains	distributions	period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2008 - Institutional	$13.76	$0.29	(g)	$(2.13)		$(1.84)	$—	$—	$—	$11.92	(13.37)%		$121,505	1.13	%(h)	3.62	%(h)(g)	1.13	%(h)	3.62	%(h)(g)	61%
2008 - Service	13.76	0.26	(g)	(2.11)		(1.85)	—	—	—	11.91	(13.44)		177,446	1.38	(h)	3.21	(h)(g)	1.38	(h)	3.21	(h)(g)	61

FOR THE YEARS ENDED DECEMBER 31,

2007 - Institutional	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.88		136,785	1.16	(c)	1.30	(c)	1.16	(c)	1.30	(c)	134
2007 - Service	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86		225,901	1.18	(c)	1.30	(c)	1.41	(c)	1.07	(c)	134

2006 - Institutional	12.05	0.22		2.44	(d)	2.66	(0.22)	—	(0.22)	14.49	22.10	(e)	127,795	1.15		1.64		1.16		1.63		76
2006 - Service(f)	12.71	0.22		1.78	(d)	2.00	(0.22)	—	(0.22)	14.49	15.74	(e)	260,251	1.17	(h)	1.68	(h)	1.41	(h)	1.44	(h)	76

2005 - Institutional	10.62	0.09		1.38		1.47	(0.04)	—	(0.04)	12.05	13.70		109,399	1.20		0.81		1.36		0.66		56
2004 - Institutional	9.48	0.07		1.18		1.25	(0.11)	—	(0.11)	10.62	13.48		108,624	1.20		0.75		1.35		0.60		63
2003 - Institutional	7.25	0.04		2.53		2.57	(0.34)	—	(0.34)	9.48	35.49		106,792	1.37		0.49		2.60		(0.74)		49

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(e)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (d) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.
(f)	Service Share Class commenced operations on January 9, 2006.
(g)	Reflects income recognized from a corporate action which amounted to $0.12 per share and 0.95% of average net assets.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

The Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (formerly “Goldman Sachs International Equity Fund”) (the “Fund” or “Strategic International Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures these securities might also be fair valued by the adviser by taking into consideration market or security specific information, as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by GSAMI are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAMI has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund’s financial statements.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2008, GSAMI’s contractual Management Fees are listed below along with the effective rate for the period:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Over $2 billion	Effective Rate

1.00%	0.90%	0.86%	1.00%

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2008, GSAMI made no reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2008, transfer agent fees were reduced by approximately $5,100.
At June 30, 2008, the amounts owed to affiliates were approximately $255,700, $38,000 and $5,100 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008, were $188,263,812 and $201,931,353, respectively. For the six months ended June 30, 2008, Goldman Sachs earned approximately $2,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Level	Investments in Securities Long – Assets		Other Investments – Liabilities

Level 1	$6,065,970		—

Level 2	293,005,844	(a)	22,753

Level 3	—		—

Total	$299,071,814		22,753

(a)	To adjust for differing local market close timing, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2008 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $32,746, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned $43,727 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or GSAM. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Fund did not have any borrowings under the facility.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2007, the Fund’s capital loss carryforwards on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2008	$(2,072,911)
Expiring 2009	(2,072,911)
Expiring 2010	(6,928,702)
Expiring 2011	(609,034)

Total capital loss carryforward	$(11,683,558)

(1)	Expiration occurs on December 31, of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At June 30, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$330,282,471

Gross unrealized gain	8,177,286
Gross unrealized loss	(39,387,943)

Net unrealized security loss	$(31,210,657)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market on foreign currency contracts and differences in tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these made arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2008		For the Year Ended
	(Unaudited)		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	655,957	$8,224,949	847,320	$12,896,119
Reinvestment of dividends and distributions	—	—	1,186,780	16,163,939
Shares redeemed	(403,269)	(5,085,222)	(914,864)	(13,848,248)

	252,688	3,139,727	1,119,236	15,211,810

Service Shares
Shares sold	137,095	1,717,482	68,040	1,020,959
Reinvestment of dividend and distributions	—	—	1,970,404	26,836,912
Shares redeemed	(1,649,953)	(20,623,056)	(3,587,107)	(54,299,014)

	(1,512,858)	(18,905,574)	(1,548,663)	(26,441,143)

NET DECREASE	(1,260,170)	$(15,765,847)	(429,427)	$(11,229,333)

10. SUBSEQUENT EVENT

Effective July 1, 2008, GSAMI contractually reduced its Management Fees for the Fund to achieve the following annual rates:

Up to $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

1.00%	0.90%	0.86%	0.84%	0.82%

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) with respect to the Fund.

The Management Agreement was most recently approved by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates; (b) the Fund’s investment performance; (c) the Fund’s management fee arrangements; (d) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Fund under the Management Agreement; (f) the relative expense level of the Fund as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Fund; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (m) the current pricing and profitability of the Fund’s transfer agent; and (n) the nature and quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

controllers group, the tax group, the Product Services Group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Fund; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Fund, and the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and existing and proposed breakpoints in the fee rate payable under the Management Agreement.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Fund’s assets, sales and redemptions, the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to the Fund.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and its benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with copies of disclosure materials regarding the Fund and its expenses, as

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

well as information on the Fund’s competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Fund’s transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ended December 31, 2007. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether the Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that the Fund was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to a relevant peer group and

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a two-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of a peer group and a peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.

They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Fund differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing the Fund, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertaking to limit “other expenses” to a certain amount. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Independent Trustees also noted that the Fund receives certain other benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization.

Conclusion

In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
Share Class	1/1/08	6/30/08		6/30/08*
Institutional
Actual	$1,000.00	$866.30		$5.24
Hypothetical 5% return	1,000.00	1,019.24	+	5.67

Service
Actual	1,000.00	865.60		6.40
Hypothetical 5% return	1,000.00	1,018.00	+	6.92

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended June 30, 2008. Expenses are calculated by multiplying the net annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. Expense ratio for the most recent fiscal half year may differ from expense ratio based on one-year data in the financial highlights. The annualized expense ratios for the period were 1.13% and 1.38% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Strategic International Equity Fund.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITINTLSAR/08-12261.MF/08-08

Goldman
Sachs Variable Insurance Trust

Core Fixed Income Fund
Equity Index Fund
Government Income Fund
Growth Opportunities Fund

Semi-Annual Report
June 30, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The first half of 2008 was plagued by fears of inflation, record-breaking oil prices and large financial write-downs due to delinquencies on subprime loans. Investor anxiety led to volatility in the U.S. bond market and a flight to the relative safety of Treasuries. The rally in Treasuries exhibited in the first quarter began to reverse in April and May, signaling investor belief that strains in the credit market were easing and the Federal Reserve Board’s (the “Fed”) actions to inject liquidity would prove successful. As the second quarter came to a close, investors again pulled away from risky assets in favor of Treasuries amid concerns over further write-downs in the financial sector, bond issuer solvency, soaring commodity prices and other inflationary pressures.

Yields on U.S. Treasuries fell dramatically in the first quarter, as contagion from the subprime mortgage crisis resulted in a global flight to quality and massive deleveraging. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a bout of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis via three main actions: 1) creating the Term Securities Lending Facility (“TSLF”) of $200 billion; 2) creating the Primary Dealer Credit Facility (“PDCF”) with no specified limit; and 3) creating a lending facility specifically for Bear Stearns of $30 billion. The Fed cut the target Fed Funds rate a total of 200 bps, citing downside risk to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae and Freddie Mac to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market. As a result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. Cash bond prices lagged the rebound in more liquid markets.

Reversing the trend of the previous three quarters, yields on U.S. Treasuries rose in the second quarter, as rising food and energy prices triggered inflation fears. Credit and mortgage-related sector spreads benefited from the Fed’s efforts to restore liquidity, rebounding from the historic all time wide levels experienced during the first quarter. However, in its most recent statement, the Fed took a more vigilant tone regarding rising prices, stating that, “upside risks to inflation and inflation expectations have increased.” Fed officials have attempted to contain inflation expectations through a combination of rhetoric and comments in support of the U.S. dollar, prompting the markets to begin pricing in a Fed rate hike later this year.

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2008, the Fund’s Service Shares generated a cumulative total return of –2.82%. This compares to the 1.13% cumulative total return on the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark over the reporting period. The most significant detractor from performance was our security selection of AAA non-agency adjustable-rate mortgages. These securities rebounded somewhat in the second quarter, benefiting from the easing of forced selling by leveraged investors as a result of the Fed’s various actions in the first quarter. Recent signs of stability and recovery in the market have strengthened our conviction in these securities over the longer term. We believe the Fed’s actions during the first half of 2008 marked the height of the liquidity crisis and the low in non-agency mortgage prices. In our view, leveraged investors that withstood the sharp drop in prices leading up to the Fed’s actions earlier this year are unlikely to become forced sellers at this point.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Core Fixed Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Investment Strategies and Risks

The VIT Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on certain U.S. government securities applies only to those underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Net Assets

†	The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[1]	“Federal Agencies” are mortgage backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[2]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Equity Index Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

After falling during the first quarter of 2008, the second quarter opened on a hopeful note, with official liquidity facilities providing support to financial institutions and the credit markets stabilizing in the wake of the Bear Stearns merger into JPMorgan. But the upward march of crude oil prices exacerbated inflation concerns as summer approached. The brutal reminder that elevated energy costs might be more than just a temporary phenomenon cast a deep chill over the tentative spring recovery in investor sentiment. As the reporting period drew to a close, several sectors experienced steep losses. In addition to financial stocks, both airlines and automotives were negatively impacted by the rising price of oil and the sagging economy. All told, the S&P 500 Index returned –11.91% over the six month reporting period.

Investment Objective

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Exxon Mobil Corp.	4.1%	Energy
General Electric Co.	2.3	Capital Goods
Microsoft Corp.	1.9	Software & Services
Chevron Corp.	1.8	Energy
AT&T, Inc.	1.8	Telecommunication Services
Procter & Gamble Co.	1.6	Household & Personal Products
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
International Business Machines Corp.	1.4	Technology Hardware & Equipment
Apple, Inc.	1.3	Technology Hardware & Equipment
ConocoPhillips	1.3	Energy

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter (continued)

Performance Review

Over the six-month reporting period that ended June 30, 2008, the Fund’s Service Shares generated a cumulative total return of –12.08%. This compares to the –11.91% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) (the “Index”), over the same time period.

Since the beginning of the year, the Energy sector has been the strong leader in the market, returning 8.9% over the reporting period. Apart from Energy, only the Materials sector, with a 1.3% return, led largely by steel companies, managed to generate a positive return. After a difficult first quarter, Utilities began to gain appeal for their relative profit stability and above-average income potential. The Utilities sector’s positive 8.0% return during the second quarter trimmed the sector’s year-to-date decline to 2.8%. The Technology sector salvaged a 2.5% second-quarter return. Unfortunately, the sector remains in negative territory, returning –13.1% on a year-to-date basis, due to steep first-quarter losses.

The biggest story for 2008, however, remains the ongoing troubles in the Financials sector. With asset values uncertain, financial guarantees lowered and business prospects eroding, banks, brokers and insurance companies have all continued to suffer. Major investment brokerage firm Lehman Brothers Holdings, Inc., which went to the brink and back when Bear Stearns unraveled in March, ended the second quarter with its share price falling below the level experienced earlier in the winter. As a whole, the Financials sector plunged again in the second quarter, extending its year-to-date loss to a harrowing –29.7%.

With many consumers bearing the brunt of tighter credit conditions, crumbling home prices and high energy costs, the Consumer Discretionary sector also generated poor results. The sector ended the reporting period returning –13.2%. With sales of some of their most profitable products languishing due to gasoline in some regions north of $4 per gallon, auto-related firms have seen their equity erode dramatically. But retailing and gaming have also been tough businesses as consumer spending weakened. Elsewhere, the Industrials sector returned –13.6% during the reporting period.

We thank you for your investment and look forward to serving your investment needs in the future.

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Equity Index Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Principal Investment Strategies and Risks

The VIT Equity Index Fund invests in a diversified portfolio of equity type securities and seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Investment Portfolio

†	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.8% of the Fund’s net assets at June 30, 2008.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Government Income Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The first half of 2008 was plagued by fears of inflation, record-breaking oil prices and large financial write-downs due to delinquencies on subprime loans. Investor anxiety led to volatility in the U.S. bond market and a flight to the relative safety of Treasuries. The rally in Treasuries exhibited in the first quarter began to reverse in April and May, signaling investor belief that strains in the credit market were easing and the Federal Reserve Board’s (the “Fed”) actions to inject liquidity would prove successful. As the second quarter came to a close, investors again pulled away from risky assets in favor of Treasuries amid concerns over further write-downs in the financial sector, bond issuer solvency, soaring commodity prices and other inflationary pressures.

Yields on U.S. Treasuries fell dramatically in the first quarter, as contagion from the subprime mortgage crisis resulted in a global flight to quality and massive deleveraging. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a bout of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis via three main actions: 1) creating the Term Securities Lending Facility (“TSLF”) of $200 billion; 2) creating the Primary Dealer Credit Facility (“PDCF”) with no specified limit; and 3) creating a lending facility specifically for Bear Stearns of $30 billion. The Fed cut the target Fed Funds rate a total of 200 bps, citing downside risk to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae and Freddie Mac to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market. As a result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April.

Reversing the trend of the previous three quarters, yields on U.S. Treasuries rose in the second quarter, as rising food and energy prices triggered inflation fears. Credit and mortgage-related sector spreads benefited from the Fed’s efforts to restore liquidity, rebounding from the historic all time wide levels experienced during the first quarter. However, in its most recent statement, the Fed took a more vigilant tone regarding rising prices, stating that, “upside risks to inflation and inflation expectations have increased.” Fed officials have attempted to contain inflation expectations through a combination of rhetoric and comments in support of the U.S. dollar, prompting the markets to begin pricing in a Fed rate hike later this year.

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Review

Over the six-month period that ended June 30, 2008, the Fund’s Service Shares generated a cumulative total return of 0.29%. This return compares to the 1.99% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark over the reporting period. The most significant detractor from performance was our security selection of AAA non-agency adjustable-rate mortgages. These securities rebounded somewhat in the second quarter, benefiting from the easing of forced selling by leveraged investors as a result of the Fed’s various actions in the first quarter. Recent signs of stability and recovery in the market have strengthened our conviction in these securities over the longer term. We believe the Fed’s actions during the first half of 2008 marked the height of the liquidity crisis and the low in non-agency mortgage prices. In our view, leveraged investors that withstood the sharp drop in prices leading up to the Fed’s actions earlier this year are unlikely to become forced sellers at this point.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Government Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

Principal Investment Strategies and Risks

The VIT Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on certain U.S. government securities applies only to those underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Net Assets

†	The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[1]	“Federal Agencies” are mortgage backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[2]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund (the “Fund”) during the six-month reporting period that ended June 30, 2008.

Market Review

The U.S. equity markets ended the first half of the year in negative territory as volatility persisted and risk aversion remained a prevalent theme for investors. Market volatility, as measured by the CBOE volatility index (VIX), hit a five-year high during March as investor uncertainty was fueled by weakness in the Financials sector and a poor consumer confidence report that indicated an economic slowdown in progress. Commodity prices increased and crude oil prices reached record highs. The Federal Reserve Board cut short-term interest rates several times during the period and stated that economic activity shows signs of growth while inflation remains a concern.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2008*

	% of
Holding	Net Assets	Line of Business

Weatherford International Ltd.	3.4%	Energy
Western Union Co.	3.0	Software & Services
Hess Corp.	2.6	Energy
Charles River Laboratories International, Inc.	2.6	Pharmaceuticals, Biotechnology & Life Sciences
Equinix, Inc.	2.4	Software & Services
Chesapeake Energy Corp.	2.3	Energy
Global Payments, Inc.	2.3	Software & Services
Whiting Petroleum Corp.	2.3	Energy
Fortune Brands, Inc.	2.2	Consumer Durables & Apparel
Continental Resources, Inc.	2.2	Energy

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

Performance Review

Over the six-month reporting period that ended June 30, 2008, the Fund’s Service Shares generated a cumulative total return of –4.35%. This compares to the –6.81% cumulative total return on the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during a difficult market environment. The Fund’s holdings in the Energy and Healthcare sectors were positive contributors to performance while select businesses in other industries weighed negatively on performance.

The Energy companies in the portfolio generated solid returns during the reporting period. Continental Resources, Inc. announced completion of its first well in the North Dakota Bakken Shale area. The company owns a 41% interest in the well and is the largest leaseholder in the area. The release of this news drove its stock to a new multi-year high as production from the well was better than had been expected. This was also Continental Resources’ first attempt at drilling in this area. W-H Energy Services, Inc. positively contributed to performance as Smith International announced its plans to acquire the oil well services company for $3.2 billion. We believe W-H Energy Services will help Smith International enter the directional drilling market, which is one of the industry’s fastest growing segments.

Shares of Hess Corp. benefited after reports indicated that the company may double its reserves on an offshore field in Brazil. We believe that Brazil represents a significant growth opportunity for Hess as the area shows signs of great discovery potential. Beyond Brazil, we believe that Hess’ growth prospects come predominantly from its exploration opportunities in the Gulf of Mexico, Ghana, Australia, Libya and North Dakota. In our view, Hess has the ability to add new, promising discoveries and meaningfully expand its reserves.

Tessera Technologies, Inc., a company that provides miniaturization technologies to the electronics industry, detracted from performance during the period after it experienced disappointing litigation results. Tessera Technologies is currently involved in a case before the International Trade Commission (ITC) to enforce several of the company’s patents. Recently, the ITC judge elected to stay (postpone) the case, pending the results of the U.S. Patent and Trademark Office reexamination of Tessera’s patents being disputed. This was a disappointing result for the company as, in the event of a successful suit, it delays the receipt of the royalty streams for these patents. Tessera continues to collect royalties for these patents from existing licensees currently under contract. On the positive side, recently shares of Tessera rallied after the full commission at the ITC unanimously overturned the Administrative Law Judge’s order to stay this wireless patent case, a move that puts Tessera’s lawsuit back on track, albeit with a modest delay.

Shares of FormFactor, Inc. were down during the reporting period after the company reported worse than expected fourth quarter earnings. The company had seen strong demand for its new products as the semiconductor industry is transitioning to a new architecture. Unfortunately, FormFactor struggled to increase production enough to sufficiently meet customer demand. Rapid production increases typically grow revenue and market share while temporarily sacrificing margins due to higher expenses. The company’s recent quarterly results seem to confirm this trend as FormFactor was able to grow revenues substantially but not enough to overcome rapidly rising operational costs. In addition, the

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

upgrade to DRAM (the next generation of memory) has been slightly slower than expected in the industry. In our view, FormFactor is well positioned as the computer industry could suffer without new architectures. FormFactor is the dominant leader in chip-testing technology and we believe it has a competitive advantage as it essentially provides a consumable product for semiconductor testing since a new probe card is needed for each new architecture.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Equity Management Team

July 17, 2008

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth Opportunities Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

Principal Investment Strategies and Risks

The VIT Growth Opportunities Fund invests in equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of midcapitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION AS OF JUNE 30, 2008†

Percentage of Investment Portfolio

†	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 10.4% of the Fund’s net assets at June 30, 2008.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 25.5%
Agriculture – 0.3%
Cargill, Inc.(a)
$675,000	6.000%	11/27/17	$671,128

Banks – 5.7%
ANZ Capital Trust(a)
500,000	4.484	01/29/49	484,183
Bank of America Corp.
375,000	5.750	12/01/17	353,821
Bank of America Corp.(b)
875,000	8.000	12/29/49	819,761
Citigroup, Inc.(c)
900,000	5.850	07/02/13	886,972
Citigroup, Inc.
600,000	6.875	03/05/38	584,764
Citigroup, Inc.(b)
275,000	8.400	04/29/49	261,418
ING Capital Funding Trust III(b)
250,000	8.439	12/29/49	251,723
JPMorgan Chase & Co.
875,000	6.000	01/15/18	852,374
JPMorgan Chase & Co.(b)
675,000	7.900	04/29/49	632,907
JPMorgan Chase Bank NA
400,000	6.000	10/01/17	388,577
MUFG Capital Finance 1 Ltd.(b)
525,000	6.346	07/29/49	457,604
Nordea Bank Sweden AB(a)(b)
2,100,000	8.950	11/29/49	2,172,097
PNC Bank NA
325,000	6.875	04/01/18	322,398
Popular North America, Inc.
1,425,000	5.650	04/15/09	1,411,210
Resona Bank Ltd.(a)(b)
1,250,000	5.850	09/29/49	1,075,236
Resona Preferred Global Securities Cayman Ltd.(a)(b)
325,000	7.191	12/29/49	300,107
Royal Bank of Scotland Group PLC(a)(b)
300,000	6.990	10/29/49	270,009
Santander Issuances SA(a)(b)
200,000	5.805	06/20/16	193,251
VTB Capital SA (Vneshtorgbank)(a)(b)
980,000	3.384	08/01/08	970,200
Wells Fargo Capital XIII(b)
700,000	7.700	12/29/49	672,000

			13,360,612

Brokerage – 2.3%
Bear Stearns Companies, Inc.
550,000	6.400	10/02/17	544,924
950,000	7.250	02/01/18	997,904
Lehman Brothers Holdings Capital Trust V(b)
250,000	5.857	11/29/49	163,125
Lehman Brothers Holdings, Inc.
550,000	5.375	10/17/12	770,180
150,000	5.625	01/24/13	141,976
550,000	6.200	09/26/14	524,079

Merrill Lynch & Co., Inc.
450,000	5.450	02/05/13	426,492
325,000	6.400	08/28/17	301,155
Morgan Stanley
275,000	5.750	08/31/12	269,106
400,000	5.950	12/28/17	365,264
850,000	6.625	04/01/18	811,333

			5,315,538

Diversified Manufacturing – 0.1%
Tyco Electronics Group SA
225,000	6.000	10/01/12	227,186

Diversified Media – 0.5%
News America, Inc.
675,000	6.650	11/15/37	659,092
Thomson Reuters Corp.
500,000	6.500	07/15/18	498,239

			1,157,331

Electric – 2.2%
Arizona Public Service Co.
250,000	6.375	10/15/11	252,074
350,000	6.250	08/01/16	334,337
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,031,605
Commonwealth Edison Co.
250,000	5.875	02/01/33	221,739
300,000	5.900	03/15/36	265,477
MidAmerican Energy Holdings Co.
750,000	6.125	04/01/36	720,497
Pacific Gas & Electric Co.
1,800,000	6.050	03/01/34	1,725,327
Progress Energy, Inc.
200,000	5.625	01/15/16	198,090
350,000	7.000	10/30/31	371,708

			5,120,854

Energy – 1.1%
Canadian Natural Resources Ltd.
225,000	5.700	05/15/17	220,653
50,000	5.850	02/01/35	45,154
400,000	6.500	02/15/37	392,336
75,000	6.250	03/15/38	71,313
EnCana Corp.
625,000	6.500	02/01/38	616,854
Kerr-McGee Corp.
550,000	6.950	07/01/24	572,734
Petro-Canada
325,000	6.050	05/15/18	319,472
Transocean, Inc.
375,000	6.800	03/15/38	383,525

			2,622,041

Entertainment – 0.1%
Time Warner Entertainment Co. LP
225,000	8.375	03/15/23	243,792

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)

Environmental – 0.3%
Waste Management, Inc.
$750,000	7.375%	08/01/10	$782,096

Financial Companies – 1.4%
American General Finance Corp.
275,000	5.900	09/15/12	264,990
Countrywide Home Loan, Inc.
450,000	6.250	04/15/09	443,286
150,000	5.625	07/15/09	143,250
300,000	4.125	09/15/09	280,500
GATX Financial Corp.
1,000,000	8.875	06/01/09	1,034,879
International Lease Finance Corp.
275,000	4.950	02/01/11	260,388
Residential Capital LLC(a)
375,000	8.125	11/21/08	328,125
SLM Corp.
600,000	5.400	10/25/11	546,000

			3,301,418

Food & Beverage – 0.1%
Kraft Foods, Inc.
275,000	6.500	08/11/17	273,845

Food & Drug Retail – 0.3%
Marks & Spencer PLC(a)
300,000	6.250	12/01/17	278,211
400,000	7.125	12/01/37	369,912

			648,123

Healthcare – 0.3%
UnitedHealth Group, Inc.
800,000	5.500	11/15/12	785,069

Life Insurance – 0.4%
MetLife Capital Trust X(a)(b)
300,000	9.250	04/08/38	323,040
Phoenix Life Insurance Co.(a)
450,000	7.150	12/15/34	445,756
Symetra Financial Corp.(a)(b)
325,000	8.300	10/15/37	284,406

			1,053,202

Manufacturing – 0.2%
General Mills, Inc.
500,000	5.200	03/17/15	492,457

Media Cable – 1.7%
Comcast Cable Communications LLC
275,000	6.750	01/30/11	284,211
Comcast Corp.
625,000	6.450	03/15/37	576,863
Cox Communications, Inc.
1,750,000	4.625	01/15/10	1,732,007
Rogers Cable, Inc.
200,000	7.875	05/01/12	215,188

Time Warner Cable, Inc.
1,000,000	5.400	07/02/12	989,899
Viacom, Inc.
300,000	5.750	04/30/11	298,500

			4,096,668

Metals and Mining – 0.3%
ArcelorMittal(a)
650,000	6.125	06/01/18	634,987

Pipelines – 1.6%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	545,536
Energy Transfer Partners LP
275,000	5.650	08/01/12	272,122
725,000	5.950	02/01/15	706,412
225,000	6.700	07/01/18	226,463
Enterprise Products Operating LP Series B
450,000	5.600	10/15/14	436,462
325,000	5.000	03/01/15	302,550
ONEOK Partners LP
325,000	6.650	10/01/36	307,987
300,000	6.850	10/15/37	291,488
TEPPCO Partners LP
550,000	6.650	04/15/18	556,593

			3,645,613

Property/Casualty Insurance – 1.9%
Ace INA Holdings, Inc.
500,000	5.800	03/15/18	486,109
AON Capital Trust A
150,000	8.205	01/01/27	145,507
Arch Capital Group Ltd.
350,000	7.350	05/01/34	354,840
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	332,378
Chubb Corp.(b)
525,000	6.375	03/29/37	487,959
Chubb Corp.
100,000	6.500	05/15/38	95,559
Endurance Specialty Holdings Ltd.
375,000	6.150	10/15/15	354,909
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	591,029
Swiss Reinsurance Capital I LP(a)(b)
600,000	6.854	12/31/49	529,038
White Mountains Reinsurance Group Ltd.(a)
600,000	6.375	03/20/17	540,234
ZFS Finance USA Trust(a)(b)
675,000	5.875	05/09/32	585,954

			4,503,516

REITs – 0.9%
Highwoods Properties, Inc.
425,000	5.850	03/15/17	367,049
iStar Financial, Inc. Series B
675,000	5.700	03/01/14	567,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
REITs – (continued)

Simon Property Group LP
$800,000	6.125%	05/30/18	$778,237
Westfield Capital Corp. Ltd.(a)
225,000	4.375	11/15/10	220,806
Westfield Group(a)
125,000	5.400	10/01/12	122,506

			2,055,598

Retailers – 0.2%
CVS/Caremark Corp.
525,000	5.750	06/01/17	516,364

Technology – 0.2%
Fiserv, Inc.
475,000	6.125	11/20/12	477,400

Tobacco – 0.3%
Philip Morris International, Inc.
800,000	5.650	05/16/18	777,569

Wireless Telecommunications – 1.2%
America Movil SA De CV
1,000,000	5.500	03/01/14	988,800
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	718,643
500,000	8.750	03/01/31	587,162
Nextel Communications, Inc. Series E
700,000	6.875	10/31/13	591,500

			2,886,105

Wirelines Telecommunications – 1.9%
British Telecommunications PLC
350,000	5.950	01/15/18	334,481
Deutsche Telekom International Finance BV
700,000	8.750	06/15/30	811,913
France Telecom SA
725,000	7.750	03/01/11	770,575
GTE Corp.
750,000	7.510	04/01/09	770,056
Telecom Italia Capital SA
225,000	4.000	01/15/10	220,312
300,000	4.875	10/01/10	295,882
800,000	4.950	09/30/14	733,895
Telefonica Europe BV
300,000	7.750	09/15/10	316,171
Verizon Communications, Inc.
150,000	6.400	02/15/38	139,686

			4,392,971

TOTAL CORPORATE BONDS
(Cost $62,414,406)			$60,041,483

Mortgage-Backed Obligations – 67.9%

Adjustable Rate FHLMC(b) – 2.2%
$2,225,246	4.846%	09/01/35	$2,240,820
2,977,824	4.733	10/01/35	2,971,910

			5,212,730

Adjustable Rate FNMA(b) – 3.0%
1,109,071	3.796	05/01/33	1,100,379
1,537,181	4.025	05/01/35	1,540,379
2,364,329	5.348	09/01/35	2,399,428
2,045,269	5.084	12/01/35	2,071,130

			7,111,316

Adjustable Rate Non-Agency(b) – 20.2%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
41,407	4.996	04/25/35	39,122
American Home Mortgage Assets Trust Series 2007-1, Class A1
2,581,924	4.228	02/25/47	1,686,822
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
66,334	4.449	04/25/34	62,978
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
118,897	5.071	06/25/35	113,100
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
2,706,299	6.258	09/25/47	2,029,568
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
1,995,419	2.703	08/25/36	1,502,044
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
2,516,034	4.137	02/25/37	2,455,164
Countrywide Alternative Loan Trust Series 2005-38, Class A1
356,360	5.028	09/25/35	276,259
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
1,963,293	2.673	08/25/46	1,449,490
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
3,704,674	2.673	10/25/46	2,711,655
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
241,243	4.501	02/19/34	225,997
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
31,500	4.547	11/20/34	27,229
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
167,909	4.901	08/20/35	135,493
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
1,620,997	2.683	11/19/37	1,132,720
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
715,956	5.735	12/19/35	539,193
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
657,442	5.439	09/25/35	488,644
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
1,474,633	2.702	04/25/46	1,035,959
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,494,645	2.693	05/25/46	1,047,977

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)

J.P. Morgan Mortgage Trust Series 2007-A1, Class 1A1
$883,699	4.200%	07/25/35	$867,871
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
804,781	4.744	07/25/35	790,921
J.P. Morgan Mortgage Trust Series 2007-A1, Class 5A2
811,399	4.766	07/25/35	796,790
Lehman XS Trust Series 2007-16N, Class 2A2
977,603	3.333	09/25/47	702,824
Luminent Mortgage Trust Series 2006-2, Class A1A
1,487,595	2.683	02/25/46	1,101,180
Luminent Mortgage Trust Series 2006-5, Class A1A
663,153	2.673	07/25/36	488,241
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
804,901	4.378	12/25/46	543,534
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.142	12/25/35	2,822,943
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,135,713	4.528	01/25/46	875,080
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
2,925,106	6.550	11/25/37	2,071,009
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
750,593	5.182	09/25/35	686,281
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
70,240	4.380	05/25/34	62,737
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
32,401	5.250	09/25/34	27,969
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
120,828	5.450	11/25/34	103,000
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
2,942,788	5.028	08/25/47	2,104,093
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
2,394,887	2.603	07/25/36	2,222,930
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
2,148,540	2.603	09/25/46	2,012,471
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
2,588,350	4.368	11/25/46	1,845,503
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
53,154	4.243	06/25/34	51,838
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
2,000,000	4.835	09/25/35	1,809,441
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
2,661,181	4.488	09/25/46	1,881,792
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
739,984	4.448	09/25/46	523,282

Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
811,883	4.228	03/25/47	557,018
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
2,629,368	6.599	12/28/37	2,095,622
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
2,147,510	5.035	04/25/35	2,013,212
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,374,780	5.607	07/25/36	1,348,063

			47,365,059

Collateralized Mortgage Obligations – 1.5%
Interest Only(b)(d)(e) – 0.0%
FHLMC Series 2006-3167, Class XI
509,520	0.000	10/15/35	5,785
FNMA Series 2004-71, Class DI
586,150	0.000	04/25/34	18,134

			23,919

Planned Amortization Class – 1.3%
FNMA Series 2003-92, Class PD
3,000,000	4.500	03/25/17	2,983,687

Regular Floater(b)(e) – 0.2%
FHLMC Series 2005-3038, Class XA
70,701	0.000	09/15/35	67,742
FHLMC Series 2006-3167, Class X
204,036	0.000	06/15/36	190,461
FHLMC Series 2007-3275, Class UF
81,800	0.000	02/15/37	91,890
FNMA Series 2006-81, Class LF
75,764	0.000	09/25/36	77,147
FNMA Series 2007-56, Class GY
80,269	0.000	06/25/37	87,937

			515,177

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			3,522,783

Commercial Mortgage-Backed Securities – 7.5%
Adjustable Rate Non-Agency(b) – 3.6%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
3,000,000	5.352	09/10/47	2,836,390
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
3,000,000	5.512	11/10/45	2,862,667
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
3,000,000	5.384	10/15/44	2,862,430

			8,561,487

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – 3.9%
Bear Stearns Commercial Mortgage Securities Series 1999-WF2, Class A2
$2,197,823	7.080%	07/15/31	$2,230,843
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,758,183
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,382,990
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,606,067

			8,978,083

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			17,539,570

FHLMC – 6.9%
50,975	7.000	08/01/10	52,798
54	7.000	09/01/11	57
12,806	7.000	11/01/11	13,362
18,082	7.000	12/01/11	18,867
68,420	7.500	06/01/15	71,746
272,905	7.000	07/01/16	286,356
1,349,372	5.500	02/01/18	1,370,105
96,849	5.500	04/01/18	98,337
174,470	4.500	05/01/18	171,339
41,730	4.500	06/01/18	40,982
160,562	4.500	09/01/18	157,680
180,337	5.500	09/01/18	183,107
122,093	4.500	10/01/18	119,902
126,005	4.500	11/01/18	123,744
879,105	4.500	12/01/18	863,328
46,447	4.500	01/01/19	45,614
92,091	4.500	03/01/19	90,241
21,749	9.500	08/01/19	23,806
973	9.500	08/01/20	1,067
307,286	6.500	10/01/20	320,506
12,569	9.500	02/01/21	13,173
45,040	6.500	01/01/24	46,910
224,206	6.500	12/01/27	233,401
113,660	6.000	03/01/29	115,827
1,591	6.000	04/01/29	1,622
69,123	7.500	12/01/29	73,621
1,007	7.500	11/01/30	1,073
453,745	6.500	12/01/31	471,430
596,005	7.000	05/01/32	629,542
2,907	6.000	08/01/32	2,955
360,670	7.000	12/01/32	380,964
3,000,188	6.500	10/01/34	3,117,126
109,139	5.000	11/01/35	104,987
232,018	5.000	12/01/35	223,191
1,040,018	5.000	03/01/36	1,000,453
906,989	5.000	04/01/36	872,485
1,182,762	5.000	06/01/36	1,137,767

819,895	7.000	11/01/37	860,473
3,000,000	5.500	TBA-30yr(f)	2,955,000

			16,294,944

FNMA – 25.6%
1,126	9.000	02/01/10	1,172
48,105	6.000	08/01/13	49,428
7,239	7.500	01/01/14	7,579
200,410	7.500	08/01/15	209,880
83,318	6.000	04/01/16	85,602
165,433	6.500	05/01/16	172,671
249,204	6.500	09/01/16	260,108
312,758	6.500	11/01/16	326,443
71,408	6.000	12/01/16	73,366
622,918	6.000	02/01/17	640,051
95,147	7.500	04/01/17	99,664
951,328	6.000	10/01/17	977,494
125,725	5.000	02/01/18	125,822
929,670	5.500	02/01/18	943,000
740,923	5.000	04/01/18	741,497
1,296,852	5.000	05/01/18	1,297,856
6,008,740	4.500	06/01/18	5,822,458
139,560	5.000	06/01/18	139,668
88,246	6.500	08/01/18	91,884
390,023	7.000	08/01/18	412,523
3,771,997	4.000	09/01/18	3,638,301
247,798	5.000	11/01/18	247,990
190,872	4.500	12/01/18	184,632
167,053	5.000	02/01/19	166,669
1,232,225	5.000	03/01/19	1,229,395
951,841	5.000	04/01/19	949,656
604,633	5.000	08/01/19	603,245
264,577	5.000	10/01/19	263,969
1,115,213	5.000	11/01/19	1,112,652
696	7.000	07/01/25	735
10,856	7.000	11/01/25	11,471
66,748	9.000	11/01/25	73,744
310,279	7.000	08/01/26	325,073
4,098	7.000	08/01/27	4,336
23,328	7.000	09/01/27	24,682
771	7.000	01/01/28	816
702,611	6.000	02/01/29	715,251
393,996	6.000	03/01/29	401,090
161,892	6.500	03/01/29	168,383
350,357	6.000	05/01/29	356,664
32,977	6.500	05/01/29	34,280
1,011,959	6.000	06/01/29	1,030,178
253,702	6.500	06/01/29	263,726
128,884	6.500	07/01/29	133,976
220,702	6.500	08/01/29	229,422
6,129	7.000	09/01/29	6,487
106,113	6.500	10/01/29	110,306
86,013	8.000	10/01/29	93,516
137,835	6.500	11/01/29	143,281
106,434	6.500	12/01/29	110,640
42,439	7.000	12/01/29	44,920
1,622	8.500	04/01/30	1,785

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$13,170	8.000%	05/01/30	$13,927
485	8.500	06/01/30	533
161,311	6.500	04/01/31	167,436
41,418	7.000	05/01/32	43,814
295,807	7.000	06/01/32	312,911
374,868	7.000	08/01/32	396,544
95,027	8.000	08/01/32	102,787
28,521	7.000	05/01/35	29,907
63,333	7.000	07/01/35	66,411
77,791	7.000	08/01/35	81,572
234,298	5.000	09/01/35	225,311
90,116	7.000	10/01/35	94,497
1,073,220	5.000	01/01/36	1,032,053
44,882	7.000	01/01/36	47,057
299,917	7.000	04/01/36	314,452
403,716	7.000	10/01/36	423,280
208,450	7.000	12/01/36	218,552
29,945	7.000	02/01/37	31,396
362,619	7.000	03/01/37	380,185
522,667	7.000	04/01/37	547,942
46,834	7.000	06/01/37	49,099
3,381,287	7.000	08/01/37	3,544,797
3,662,683	7.000	09/01/37	3,839,801
7,328,134	7.000	10/01/37	7,682,503
3,968,607	7.500	10/01/37	4,192,029
5,409,370	7.000	11/01/37	5,670,953
22,789	7.000	12/01/37	23,891
136,502	5.500	02/01/38	134,580
812,082	5.500	03/01/38	800,648
742,662	5.000	04/01/38	712,506
41,720	5.500	04/01/38	41,133
3,000,000	5.000	TBA-30yr(f)	2,875,314
1,000,000	5.500	TBA-30yr(f)	985,625

			60,242,883

GNMA – 1.0%
37,837	7.000	03/15/12	39,030
50,019	7.000	06/15/23	53,514
21,524	7.000	10/15/25	23,023
29,161	7.000	11/15/25	31,193
4,474	7.000	02/15/26	4,763
18,736	7.000	04/15/26	19,945
7,288	7.000	03/15/27	7,758
1,360	7.000	06/15/27	1,447
8,580	7.000	10/15/27	9,134
157,802	7.000	11/15/27	167,978
10,097	7.000	01/15/28	10,754
54,723	7.000	02/15/28	58,287
22,720	7.000	03/15/28	24,200
9,035	7.000	04/15/28	9,624
1,302	7.000	05/15/28	1,387
20,089	7.000	06/15/28	21,397
42,777	7.000	07/15/28	45,563
117,931	7.000	08/15/28	125,612
60,318	7.000	09/15/28	64,247
5,564	7.000	11/15/28	5,926
5,940	7.500	11/15/30	6,296

3,964	7.000	10/15/31	4,227
1,469	7.000	12/15/31	1,567
37,662	7.500	10/15/32	40,449
1,393,239	6.000	08/20/34	1,416,863

			2,194,184

TOTAL MORTGAGE-BACKED OBLIGATIONS

(Cost $171,292,806)			$159,483,469

Agency Debenture – 0.9%
Tennessee Valley Authority(c)
$2,000,000	5.375%	04/01/56	$2,046,010
(Cost $1,988,748)

Asset-Backed Securities – 1.3%
Home Equity – 1.3%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$1,191,976	3.482%	10/25/37	$1,072,778
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
350,000	3.733	10/25/37	227,500
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
700,000	3.933	10/25/37	350,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
301,773	7.000	09/25/37	243,116
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
303,866	7.000	09/25/37	214,707
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
1,224,163	3.682	11/20/36	1,032,692

TOTAL ASSET-BACKED SECURITIES
(Cost $4,072,914)			$3,140,793

Municipal Debt Obligation – 0.1%
Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2
$170,000	5.125%	06/01/24	$153,536
(Cost $164,688)

Supranational – 1.7%
Banks – 1.7%
Asian Development Bank
$5,000,000	1.000%	10/01/15	$3,903,930
(Cost $3,772,787)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 1.4%
United States Treasury Inflation Indexed Bonds-TIPS
$2,200,000	2.000%	01/15/26	$2,360,892
900,000	2.375	01/15/27	1,005,088

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,431,791)			$3,365,980

	Interest
Shares	Rate	Value

Preferred Stock – 0.2%
Banks – 0.2%
Royal Bank of Scotland Group PLC ADR
475,000	9.118%	$478,637
(Cost $502,821)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.5%
JPMorgan Chase Euro – Time Deposit
$8,352,811	1.922%	07/01/08	$8,352,811
(Cost $8,352,811)

TOTAL INVESTMENTS – 102.5%
(Cost $255,993,772)			$240,966,649

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(5,938,350)

NET ASSETS – 100.0%			$235,028,299

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,449,464, which represents approximately 5.3% of net assets as of June 30, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(c)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(d)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To be announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $6,815,939 which represents approximately 2.9% of net assets as of June 30, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Inter Bank Offered Rate
RB	—	Revenue Bond
REIT	—	Real Estate Investment Trust
TIPS	—	Treasury Inflation-Protected Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At June 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	9/17/08	$540,537	$545,425	$4,888
British Pound	Purchase	9/17/08	553,000	556,980	3,980
Canadian Dollar	Purchase	9/17/08	372,000	372,979	979
Canadian Dollar	Sale	9/17/08	185,000	183,352	1,648
Japanese Yen	Purchase	9/17/08	1,113,000	1,122,198	9,198
Japanese Yen	Sale	9/17/08	565,000	564,092	908
New Zealand Dollar	Sale	9/17/08	741,496	737,982	3,514
New Zealand Dollar	Purchase	9/17/08	185,000	185,980	980
Norwegian Krone	Purchase	9/17/08	565,000	573,383	8,383
Norwegian Krone	Sale	9/17/08	185,000	183,764	1,236
Swedish Krona	Sale	9/17/08	377,000	376,031	969
Swedish Krona	Purchase	9/19/08	564,253	566,563	2,310
Swiss Franc	Purchase	9/17/08	377,000	387,062	10,062

TOTAL					$49,055

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	9/17/08	$185,000	$184,918	$(82)
Australian Dollar	Sale	9/17/08	742,000	756,640	(14,640)
British Pound	Sale	9/17/08	1,311,000	1,337,987	(26,987)
Canadian Dollar	Sale	9/17/08	754,000	754,731	(731)
Canadian Dollar	Purchase	9/17/08	1,691,147	1,686,454	(4,693)
Euro	Sale	7/09/08	818,738	831,096	(12,358)
Euro	Purchase	9/17/08	1,881,000	1,876,517	(4,483)
Euro	Sale	9/17/08	2,258,734	2,297,153	(38,419)
Japanese Yen	Purchase	9/17/08	404,211	402,928	(1,283)
New Zealand Dollar	Sale	9/17/08	563,000	567,642	(4,642)
Swedish Krona	Purchase	9/17/08	374,520	370,927	(3,593)
Swiss Franc	Sale	9/17/08	353,232	359,912	(6,680)

TOTAL					$(118,591)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long (Short)	Month	Notional Value	Gain (Loss)

Eurodollars	15	September 2008	$3,640,125	$24,292
Eurodollars	15	December 2008	3,630,750	15,167
Eurodollars	15	March 2009	3,625,500	11,994
Eurodollars	15	June 2009	3,617,625	8,394
Eurodollars	7	September 2009	1,683,762	(19,974)
Eurodollars	7	December 2009	1,678,863	(20,674)
Euro-Schatz	60	September 2008	9,666,336	(66,402)
U.S. Treasury Bonds	81	September 2008	9,363,094	168,528
2 Year U.S. Treasury Notes	(24)	September 2008	(5,068,875)	6,014
5 Year U.S. Treasury Notes	132	September 2008	14,593,219	87,891
10 Year U.S. Treasury Notes	93	September 2008	10,594,734	138,402
30-Day Federal Fund	2	August 2008	816,167	932
30-Day Federal Fund	2	September 2008	815,584	1,545
30-Day Federal Fund	52	November 2008	21,161,850	3,048

TOTAL				$359,157

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 0.4%
55,513	Ford Motor Co.*	$267,017
14,600	General Motors Corp.(a)	167,900
6,100	Harley-Davidson, Inc.	221,186
14,835	Johnson Controls, Inc.	425,468
5,600	The Goodyear Tire & Rubber Co.*	99,848

		1,181,419

Banks – 2.6%
14,200	BB&T Corp.(a)	323,334
3,750	Comerica, Inc.	96,112
16,298	Countrywide Financial Corp.(a)	69,266
27,103	Fannie Mae	528,780
13,305	Fifth Third Bancorp	135,445
3,400	First Horizon National Corp.	25,262
16,842	Freddie Mac	276,209
13,500	Hudson City Bancorp, Inc.	225,180
9,949	Huntington Bancshares, Inc.	57,406
10,400	KeyCorp	114,192
2,000	M&T Bank Corp.	141,080
6,800	Marshall & Ilsley Corp.	104,244
2,000	MGIC Investment Corp.	12,220
17,300	National City Corp.(a)	82,521
8,621	PNC Financial Services Group, Inc.	492,259
18,225	Regions Financial Corp.	198,835
9,185	Sovereign Bancorp, Inc.	67,602
9,000	SunTrust Banks, Inc.	325,980
43,880	U.S. Bancorp	1,223,813
54,427	Wachovia Corp.	845,251
26,640	Washington Mutual, Inc.(a)	131,335
84,197	Wells Fargo & Co.	1,999,679
2,800	Zions Bancorp	88,172

		7,564,177

Capital Goods – 8.3%
17,839	3M Co.	1,241,416
15,771	Caterpillar, Inc.	1,164,215
4,500	Cooper Industries Ltd. Class A	177,750
5,200	Cummins, Inc.	340,704
6,600	Danaher Corp.	510,180
11,079	Deere & Co.	799,128
4,850	Dover Corp.	234,595
3,900	Eaton Corp.	331,383
19,800	Emerson Electric Co.	979,110
2,291	Fluor Corp.	426,309
10,106	General Dynamics Corp.	850,925
253,720	General Electric Co.	6,771,787
3,300	Goodrich Corp.	156,618
18,875	Honeywell International, Inc.	949,035
10,200	Illinois Tool Works, Inc.	484,602
8,039	Ingersoll-Rand Co. Ltd. Class A	300,900
4,600	ITT Corp.	291,318
3,000	Jacobs Engineering Group, Inc.*	242,100
3,200	L-3 Communications Holdings, Inc.	290,784
8,582	Lockheed Martin Corp.	846,700
9,200	Masco Corp.	144,716
8,692	Northrop Grumman Corp.	581,495

9,142	PACCAR, Inc.	382,410
3,100	Pall Corp.	123,008
4,348	Parker Hannifin Corp.	310,099
3,600	Precision Castparts Corp.	346,932
10,900	Raytheon Co.	613,452
3,700	Rockwell Automation, Inc.	161,801
4,060	Rockwell Collins, Inc.	194,718
2,600	Terex Corp.*	133,562
6,300	Textron, Inc.	301,959
19,123	The Boeing Co.	1,256,764
3,500	The Manitowoc Co., Inc.	113,855
12,287	Tyco International Ltd.	491,971
24,774	United Technologies Corp.	1,528,556
1,628	W.W. Grainger, Inc.	133,170

		24,208,027

Commercial Services & Supplies – 0.5%
7,600	Allied Waste Industries, Inc.*	95,912
2,700	Avery Dennison Corp.	118,611
3,200	Cintas Corp.	84,832
3,550	Equifax, Inc.	119,351
3,000	Monster Worldwide, Inc.*	61,830
5,300	Pitney Bowes, Inc.	180,730
5,700	R.R. Donnelley & Sons Co.	169,233
4,100	Robert Half International, Inc.	98,277
12,349	Waste Management, Inc.	465,681

		1,394,457

Consumer Durables & Apparel – 0.9%
1,600	Black & Decker Corp.	92,016
3,100	Centex Corp.	41,447
8,500	Coach, Inc.*	245,480
7,100	D.R. Horton, Inc.	77,035
7,500	Eastman Kodak Co.	108,225
4,000	Fortune Brands, Inc.	249,640
1,600	Harman International Industries, Inc.	66,224
3,350	Hasbro, Inc.	119,662
2,300	Jones Apparel Group, Inc.	31,625
1,900	KB HOME	32,167
4,300	Leggett & Platt, Inc.	72,111
4,000	Lennar Corp. Class A	49,360
2,600	Liz Claiborne, Inc.	36,790
9,252	Mattel, Inc.	158,394
7,233	Newell Rubbermaid, Inc.	121,442
9,700	NIKE, Inc. Class B	578,217
1,600	Polo Ralph Lauren Corp.	100,448
5,900	Pulte Homes, Inc.	56,817
1,403	Snap-On, Inc.	72,970
2,100	The Stanley Works	94,143
2,300	VF Corp.	163,714
2,059	Whirlpool Corp.	127,102

		2,695,029

Consumer Services – 1.3%
3,300	Apollo Group, Inc. Class A*	146,058
11,200	Carnival Corp.	369,152
3,800	Darden Restaurants, Inc.	121,372

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)

8,500	H&R Block, Inc.	$181,900
8,200	International Game Technology	204,836
7,800	Marriott International, Inc. Class A	204,672
28,888	McDonald’s Corp.	1,624,083
18,856	Starbucks Corp.*	296,793
4,800	Starwood Hotels & Resorts Worldwide, Inc.	192,336
2,500	Wendy’s International, Inc.	68,050
4,526	Wyndham Worldwide Corp.	81,061
11,897	Yum! Brands, Inc.	417,466

		3,907,779

Diversified Financials – 6.7%
4,800	American Capital Strategies Ltd.(a)	114,096
29,320	American Express Co.	1,104,484
5,880	Ameriprise Financial, Inc.	239,140
113,057	Bank of America Corp.	2,698,671
28,915	Bank of New York Mellon Corp.	1,093,854
9,336	Capital One Financial Corp.	354,861
5,200	CIT Group, Inc.	35,412
138,705	Citigroup, Inc.	2,324,696
1,399	CME Group, Inc.	536,083
12,617	Discover Financial Services	166,166
12,000	E*Trade Financial Corp.*(a)	37,680
2,400	Federated Investors, Inc. Class B	82,608
3,930	Franklin Resources, Inc.	360,185
1,800	Intercontinental Exchange, Inc.*	205,200
3,700	Janus Capital Group, Inc.	97,939
88,065	JPMorgan Chase & Co.	3,021,510
3,400	Legg Mason, Inc.	148,138
17,200	Lehman Brothers Holdings, Inc.	340,732
4,300	Leucadia National Corp.	201,842
24,512	Merrill Lynch & Co., Inc.	777,276
5,300	Moody’s Corp.	182,532
28,234	Morgan Stanley	1,018,400
4,900	Northern Trust Corp.	335,993
6,900	NYSE Euronext	349,554
11,471	SLM Corp.*	221,964
10,867	State Street Corp.	695,379
6,500	T. Rowe Price Group, Inc.	367,055
23,786	The Charles Schwab Corp.	488,564
10,002	The Goldman Sachs Group, Inc.(b)	1,749,350

		19,349,364

Energy – 15.8%
12,018	Anadarko Petroleum Corp.	899,427
8,516	Apache Corp.	1,183,724
7,893	Baker Hughes, Inc.	689,375
7,600	BJ Services Co.	242,744
2,400	Cabot Oil & Gas Corp.	162,552
5,600	Cameron International Corp.*	309,960
11,817	Chesapeake Energy Corp.	779,449
52,592	Chevron Corp.	5,213,445
39,291	ConocoPhillips	3,708,678
4,600	Consol Energy, Inc.	516,902
11,361	Devon Energy Corp.	1,365,138
17,830	El Paso Corp.	387,624

3,600	ENSCO International, Inc.	290,664
6,349	EOG Resources, Inc.	832,989
134,533	Exxon Mobil Corp.	11,856,393
22,144	Halliburton Co.	1,175,182
7,000	Hess Corp.	883,330
18,208	Marathon Oil Corp.	944,449
2,000	Massey Energy Co.	187,500
4,800	Murphy Oil Corp.	470,640
7,100	Nabors Industries Ltd.*	349,533
10,500	National-Oilwell Varco, Inc.*	931,560
6,900	Noble Corp.	448,224
4,400	Noble Energy, Inc.	442,464
21,000	Occidental Petroleum Corp.	1,887,060
6,906	Peabody Energy Corp.	608,073
3,900	Range Resources Corp.	255,606
2,700	Rowan Companies, Inc.	126,225
30,433	Schlumberger Ltd.	3,269,417
5,200	Smith International, Inc.	432,328
8,700	Southwestern Energy Co.*	414,207
16,406	Spectra Energy Corp.	471,509
3,100	Sunoco, Inc.	126,139
3,500	Tesoro Corp.	69,195
14,683	The Williams Companies, Inc.	591,872
8,116	Transocean, Inc.	1,236,797
13,313	Valero Energy Corp.	548,229
17,400	Weatherford International Ltd.*	862,866
13,000	XTO Energy, Inc.	890,630

		46,062,099

Food & Staples Retailing – 2.7%
10,912	Costco Wholesale Corp.	765,368
36,624	CVS/Caremark Corp.	1,449,212
11,300	Safeway, Inc.	322,615
5,473	SUPERVALU, Inc.	169,061
15,100	Sysco Corp.	415,401
16,632	The Kroger Co.	480,166
25,500	Walgreen Co.	829,005
59,302	Wal-Mart Stores, Inc.	3,332,772
3,700	Whole Foods Market, Inc.(a)	87,653

		7,851,253

Food, Beverage & Tobacco – 5.5%
53,358	Altria Group, Inc.	1,097,040
18,243	Anheuser-Busch Companies, Inc.	1,133,255
16,449	Archer-Daniels-Midland Co.	555,154
2,200	Brown-Forman Corp. Class B	166,254
5,600	Campbell Soup Co.	187,376
7,100	Coca-Cola Enterprises, Inc.	122,830
12,400	ConAgra Foods, Inc.	239,072
4,900	Constellation Brands, Inc. Class A*	97,314
3,700	Dean Foods Co.*	72,594
8,600	General Mills, Inc.	522,622
8,000	H.J. Heinz Co.	382,800
6,400	Kellogg Co.	307,328
38,419	Kraft Foods, Inc. Class A	1,093,021
4,347	Lorillard, Inc.*	300,639
3,300	McCormick & Co., Inc.	117,678

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

3,500	Molson Coors Brewing Co. Class B	$190,155
3,425	Pepsi Bottling Group, Inc.	95,626
40,375	PepsiCo, Inc.	2,567,446
53,639	Philip Morris International, Inc.	2,649,230
4,245	Reynolds American, Inc.	198,114
17,800	Sara Lee Corp.	218,050
50,860	The Coca-Cola Co.	2,643,703
4,200	The Hershey Co.	137,676
7,500	Tyson Foods, Inc. Class A	112,050
3,800	UST, Inc.	207,518
5,550	Wm. Wrigley Jr. Co.	431,679

		15,846,224

Health Care Equipment & Services – 3.9%
12,489	Aetna, Inc.	506,179
4,100	AmerisourceBergen Corp.	163,959
15,900	Baxter International, Inc.	1,016,646
6,300	Becton, Dickinson and Co.	512,190
34,506	Boston Scientific Corp.*	424,079
2,500	C.R. Bard, Inc.	219,875
9,032	Cardinal Health, Inc.	465,871
7,219	CIGNA Corp.	255,480
4,100	Coventry Health Care, Inc.*	124,722
12,884	Covidien Ltd.	617,015
6,500	Express Scripts, Inc.*	407,680
3,890	Hospira, Inc.*	156,028
4,500	Humana, Inc.*	178,965
4,554	IMS Health, Inc.	106,108
990	Intuitive Surgical, Inc.*	266,706
2,800	Laboratory Corp. of America Holdings*	194,964
6,914	McKesson Corp.	386,562
12,814	Medco Health Solutions, Inc.*	604,821
28,658	Medtronic, Inc.	1,483,051
3,281	Patterson Companies, Inc.*	96,429
4,100	Quest Diagnostics, Inc.	198,727
8,693	St. Jude Medical, Inc.*	355,370
6,100	Stryker Corp.	383,568
13,250	Tenet Healthcare Corp.*	73,670
31,200	UnitedHealth Group, Inc.	819,000
3,100	Varian Medical Systems, Inc.*	160,735
13,300	WellPoint, Inc.*	633,878
5,951	Zimmer Holdings, Inc.*	404,965

		11,217,243

Household & Personal Products – 2.4%
10,800	Avon Products, Inc.	389,016
13,086	Colgate-Palmolive Co.	904,243
10,740	Kimberly-Clark Corp.	642,037
77,845	Procter & Gamble Co.	4,733,754
3,700	The Clorox Co.	193,140
2,900	The Estee Lauder Companies, Inc. Class A	134,705

		6,996,895

Insurance – 3.4%
8,315	ACE Ltd.	458,073
12,092	Aflac, Inc.	759,378
68,423	American International Group, Inc.	1,810,473
7,550	Aon Corp.	346,847
2,500	Assurant, Inc.	164,900
4,368	Cincinnati Financial Corp.	110,947
11,000	Genworth Financial, Inc. Class A	195,910
7,973	Hartford Financial Services Group, Inc.	514,817
6,746	Lincoln National Corp.	305,729
9,147	Loews Corp.	428,994
12,788	Marsh & McLennan Companies, Inc.	339,521
3,750	MBIA, Inc.	16,463
18,200	MetLife, Inc.	960,414
6,632	Principal Financial Group, Inc.	278,345
11,237	Prudential Financial, Inc.	671,298
2,250	SAFECO Corp.	151,110
13,938	The Allstate Corp.	635,433
9,358	The Chubb Corp.	458,636
17,600	The Progressive Corp.	329,472
15,298	The Travelers Companies, Inc.	663,933
2,300	Torchmark Corp.	134,895
8,818	Unum Corp.	180,328
4,400	XL Capital Ltd. Class A	90,464

		10,006,380

Materials – 3.8%
5,400	Air Products & Chemicals, Inc.	533,844
2,800	AK Steel Holding Corp.	193,200
20,995	Alcoa, Inc.	747,842
2,551	Allegheny Technologies, Inc.	151,223
1,500	Ashland, Inc.	72,300
2,600	Ball Corp.	124,124
2,800	Bemis Co., Inc.	62,776
22,938	E.I. du Pont de Nemours & Co.	983,811
1,900	Eastman Chemical Co.	130,834
4,512	Ecolab, Inc.	193,971
9,655	Freeport-McMoRan Copper & Gold, Inc.	1,131,469
2,700	Hercules, Inc.	45,711
2,200	International Flavors & Fragrances, Inc.	85,932
10,959	International Paper Co.	255,345
4,698	MeadWestvaco Corp.	112,000
13,954	Monsanto Co.	1,764,344
11,688	Newmont Mining Corp.	609,646
8,000	Nucor Corp.	597,360
3,300	Pactiv Corp.*	70,059
4,300	PPG Industries, Inc.	246,691
7,900	Praxair, Inc.	744,496
3,190	Rohm & Haas Co.	148,143
4,116	Sealed Air Corp.	78,245
3,400	Sigma-Aldrich Corp.	183,124
23,513	The Dow Chemical Co.	820,839
2,500	Titanium Metals Corp.	34,975

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

3,020	United States Steel Corp.	$558,036
2,700	Vulcan Materials Co.(a)	161,406
5,492	Weyerhaeuser Co.	280,861

		11,122,607

Media – 2.8%
17,664	CBS Corp. Class B	344,271
12,624	Clear Channel Communications, Inc.	444,365
75,288	Comcast Corp. Class A	1,428,213
5,971	Gannett Co., Inc.	129,392
1,100	Meredith Corp.	31,119
59,086	News Corp. Class A	888,653
8,000	Omnicom Group, Inc.	359,040
17,900	The DIRECTV Group, Inc.*	463,789
2,200	The E.W. Scripps Co. Class A	91,388
12,071	The Interpublic Group of Companies, Inc.*	103,811
8,396	The McGraw-Hill Companies, Inc.	336,848
4,200	The New York Times Co. Class A(a)	64,638
48,029	The Walt Disney Co.	1,498,505
160	The Washington Post Co. Class B	93,904
91,798	Time Warner, Inc.	1,358,610
16,324	Viacom, Inc. Class B*	498,535

		8,135,081

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
39,200	Abbott Laboratories	2,076,424
7,700	Allergan, Inc.	400,785
27,908	Amgen, Inc.*	1,316,141
4,400	Applera Corp.-Applied Biosystems Group	147,312
2,800	Barr Pharmaceuticals, Inc.*	126,224
7,585	Biogen Idec, Inc.*	423,926
50,438	Bristol-Myers Squibb Co.	1,035,492
11,200	Celgene Corp.*	715,344
25,400	Eli Lilly & Co.	1,172,464
7,900	Forest Laboratories, Inc.*	274,446
6,800	Genzyme Corp.*	489,736
23,500	Gilead Sciences, Inc.*	1,244,325
71,704	Johnson & Johnson	4,613,435
6,966	King Pharmaceuticals, Inc.*	72,934
54,479	Merck & Co., Inc.	2,053,314
1,500	Millipore Corp.*	101,790
7,500	Mylan, Inc.*(a)	90,525
3,300	PerkinElmer, Inc.	91,905
172,818	Pfizer, Inc.	3,019,130
41,646	Schering-Plough Corp.	820,010
10,768	Thermo Fisher Scientific, Inc.*	600,101
2,400	Waters Corp.*	154,800
2,900	Watson Pharmaceuticals, Inc.*	78,793
33,846	Wyeth	1,623,254

		22,742,610

Real Estate – 1.2%
2,418	Apartment Investment & Management Co. (REIT)	82,357
1,900	AvalonBay Communities, Inc. (REIT)	169,404
3,127	Boston Properties, Inc. (REIT)	282,118
4,300	CB Richard Ellis Group, Inc. Class A*	82,560
3,000	Developers Diversified Realty Corp. (REIT)	104,130
6,900	Equity Residential (REIT)	264,063
6,500	General Growth Properties, Inc. (REIT)	227,695
6,000	HCP, Inc. (REIT)	190,860
13,300	Host Hotels & Resorts, Inc. (REIT)	181,545
6,200	Kimco Realty Corp. (REIT)	214,024
4,400	Plum Creek Timber Co., Inc. (REIT)	187,924
6,700	ProLogis (REIT)	364,145
3,100	Public Storage, Inc. (REIT)	250,449
5,600	Simon Property Group, Inc. (REIT)	503,384
3,400	Vornado Realty Trust (REIT)	299,200

		3,403,858

Retailing – 2.5%
2,177	Abercrombie & Fitch Co. Class A	136,454
7,968	Amazon.com, Inc.*	584,293
3,972	AutoNation, Inc.*	39,799
1,100	AutoZone, Inc.*	133,111
6,972	Bed Bath & Beyond, Inc.*	195,913
9,050	Best Buy Co., Inc.	358,380
2,100	Big Lots, Inc.*	65,604
1,800	Dillard’s, Inc. Class A(a)	20,826
5,200	Expedia, Inc.*	95,576
3,400	Family Dollar Stores, Inc.	67,796
4,100	GameStop Corp. Class A*	165,640
4,398	Genuine Parts Co.	174,513
4,300	IAC/InterActiveCorp*	82,904
5,400	J.C. Penney Co., Inc.	195,966
8,022	Kohl’s Corp.*	321,201
8,100	Limited Brands, Inc.	136,485
36,900	Lowe’s Companies, Inc.	765,675
11,134	Macy’s, Inc.	216,222
4,524	Nordstrom, Inc.	137,077
6,600	Office Depot, Inc.*	72,204
3,700	RadioShack Corp.	45,399
1,900	Sears Holdings Corp.*(a)	139,954
17,997	Staples, Inc.	427,429
19,800	Target Corp.	920,502
11,550	The Gap, Inc.	192,539
42,694	The Home Depot, Inc.	999,894
2,500	The Sherwin-Williams Co.	114,825
10,593	The TJX Companies, Inc.	333,362
3,300	Tiffany & Co.	134,475

		7,274,018

Semiconductors & Semiconductor Equipment – 2.5%
15,900	Advanced Micro Devices, Inc.*(a)	92,697
7,674	Altera Corp.	158,852

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

7,500	Analog Devices, Inc.	$238,275
34,600	Applied Materials, Inc.	660,514
11,150	Broadcom Corp. Class A*	304,284
146,071	Intel Corp.	3,137,605
4,225	KLA-Tencor Corp.	172,000
5,800	Linear Technology Corp.	188,906
15,400	LSI Corp.*	94,556
5,800	MEMC Electronic Materials, Inc.*	356,932
4,900	Microchip Technology, Inc.(a)	149,646
18,943	Micron Technology, Inc.*	113,658
5,700	National Semiconductor Corp.	117,078
2,265	Novellus Systems, Inc.*	47,995
14,150	NVIDIA Corp.*	264,888
5,000	Teradyne, Inc.*	55,350
34,058	Texas Instruments, Inc.	959,073
7,300	Xilinx, Inc.	184,325

		7,296,634

Software & Services – 6.1%
13,315	Adobe Systems, Inc.*	524,478
2,600	Affiliated Computer Services, Inc. Class A*	139,074
4,500	Akamai Technologies, Inc.*	156,555
6,000	Autodesk, Inc.*	202,860
13,400	Automatic Data Processing, Inc.	561,460
4,800	BMC Software, Inc.*	172,800
10,304	CA, Inc.	237,919
4,600	Citrix Systems, Inc.*	135,286
7,375	Cognizant Technology Solutions Corp. Class A*	239,761
3,700	Computer Sciences Corp.*	173,308
7,300	Compuware Corp.*	69,642
2,900	Convergys Corp.*	43,094
28,044	eBay, Inc.*	766,443
8,200	Electronic Arts, Inc.*	364,326
12,582	Electronic Data Systems Corp.	310,020
4,300	Fidelity National Information Services, Inc.	158,713
4,350	Fiserv, Inc.*	197,359
5,889	Google, Inc. Class A*	3,100,087
8,300	Intuit, Inc.*	228,831
203,882	Microsoft Corp.	5,608,794
9,600	Novell, Inc.*	56,544
101,017	Oracle Corp.*	2,121,357
8,431	Paychex, Inc.	263,722
21,718	Symantec Corp.*	420,243
4,500	Total System Services, Inc.	99,990
10,000	Unisys Corp.*	39,500
4,902	VeriSign, Inc.*	185,296
18,619	Western Union Co.	460,262
34,500	Yahoo!, Inc.*	712,770

		17,750,494

Technology Hardware & Equipment – 7.5%
9,396	Agilent Technologies, Inc.*	333,934
22,358	Apple, Inc.*	3,743,624
2,385	Ciena Corp.*	55,261
150,620	Cisco Systems, Inc.*	3,503,421
40,225	Corning, Inc.	927,186
51,200	Dell, Inc.*	1,120,256
53,009	EMC Corp.*	778,702
62,689	Hewlett-Packard Co.	2,771,481
35,025	International Business Machines Corp.	4,151,513
5,000	Jabil Circuit, Inc.	82,050
6,125	JDS Uniphase Corp.*	69,580
13,400	Juniper Networks, Inc.*	297,212
2,400	Lexmark International, Inc. Class A*	80,232
3,825	Molex, Inc.	93,368
57,435	Motorola, Inc.	421,573
8,500	NetApp, Inc.*	184,110
553	Nortel Networks Corp.*	4,546
3,300	QLogic Corp.*	48,147
41,154	QUALCOMM, Inc.	1,826,003
5,600	SanDisk Corp.*	104,720
20,514	Sun Microsystems, Inc.*	223,192
9,600	Tellabs, Inc.*	44,640
4,700	Teradata Corp.*	108,758
12,398	Tyco Electronics Ltd.	444,096
22,700	Xerox Corp.	307,812

		21,725,417

Telecommunication Services – 3.3%
10,200	American Tower Corp. Class A*	430,950
151,568	AT&T, Inc.	5,106,326
2,800	CenturyTel, Inc.	99,652
8,400	Citizens Communications Co.	95,256
3,640	Embarq Corp.	172,063
38,663	Qwest Communications International, Inc.	151,945
73,510	Sprint Nextel Corp.	698,345
72,629	Verizon Communications, Inc.	2,571,067
11,281	Windstream Corp.	139,207

		9,464,811

Transportation – 2.1%
7,422	Burlington Northern Santa Fe Corp.	741,384
4,300	C.H. Robinson Worldwide, Inc.	235,812
10,362	CSX Corp.	650,837
5,500	Expeditors International of Washington, Inc.	236,500
8,000	FedEx Corp.	630,320
9,535	Norfolk Southern Corp.	597,558
1,500	Ryder System, Inc.	103,320
18,418	Southwest Airlines Co.	240,171
13,100	Union Pacific Corp.	989,050
26,017	United Parcel Service, Inc. Class B	1,599,265

		6,024,217

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Utilities – 3.9%
17,100	AES Corp.*	$328,491
4,400	Allegheny Energy, Inc.	220,484
5,300	Ameren Corp.	223,819
10,391	American Electric Power Co., Inc.	418,030
8,698	CenterPoint Energy, Inc.	139,603
5,400	CMS Energy Corp.	80,460
6,900	Consolidated Edison, Inc.	269,721
4,550	Constellation Energy Group, Inc.	373,555
14,747	Dominion Resources, Inc.	700,335
4,300	DTE Energy Co.	182,492
32,313	Duke Energy Corp.	561,600
11,397	Dynegy, Inc. Class A*	97,444
8,469	Edison International	435,137
4,948	Entergy Corp.	596,135
16,681	Exelon Corp.	1,500,623
7,734	FirstEnergy Corp.	636,740
10,246	FPL Group, Inc.(a)	671,932
2,031	Integrys Energy Group, Inc.	103,236
1,000	Nicor, Inc.	42,590
6,700	NiSource, Inc.	120,064
4,900	Pepco Holdings, Inc.	125,685
9,131	PG&E Corp.	362,409
2,700	Pinnacle West Capital Corp.	83,079
9,651	PPL Corp.	504,458
6,477	Progress Energy, Inc.	270,933
12,931	Public Service Enterprise Group, Inc.	593,921
4,400	Questar Corp.	312,576
6,313	Sempra Energy	356,369
19,600	Southern Co.	684,432
5,300	TECO Energy, Inc.	113,897
11,110	Xcel Energy, Inc.	222,978

		11,333,228

TOTAL COMMON STOCKS
(Cost $238,278,007)	$284,553,321

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligation – 0.1%
United States Treasury Bill(c)(e)
$412,000	1.916%	09/11/08	$410,620
(Cost $410,434)

Short-Term Obligation – 2.1%
JPMorgan Chase Euro — Time Deposit
$5,943,049	1.922%	07/01/08	$5,943,049
(Cost $5,943,049)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $244,631,490)			$290,906,990

	Interest
Shares	Rate	Value

Securities Lending Collateral – 0.8%
Boston Global Investment Trust — Enhanced Portfolio(d)
2,205,025	2.745%	$2,205,025
(Cost $2,205,025)

TOTAL INVESTMENTS – 100.9%
(Cost $246,836,515)		$293,112,015

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(2,474,085)

NET ASSETS – 100.0%		$290,637,930

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(e)	Interest rates represent the annualized yield on date of purchase.

Investment Abbreviation:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P 500 E-mini	111	September 2008	$7,110,105	$(438,145)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 88.8%
Adjustable Rate FHLMC(a) – 1.6%
$741,749	4.846%	09/01/35	$746,940
744,456	4.733	10/01/35	742,978

			1,489,918

Adjustable Rate FNMA(a) – 2.0%
369,690	3.796	05/01/33	366,793
768,591	4.025	05/01/35	770,190
681,482	5.084	12/01/35	690,099

			1,827,082

Adjustable Rate Non-Agency(a) – 9.5%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
594,364	5.401	09/25/35	490,560
GSR Mortgage Loan Trust Series 2005-AR6, Class 3A1
730,862	4.560	09/25/35	699,497
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
600,434	5.996	08/19/36	477,906
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
589,853	2.702	04/25/46	414,383
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
804,781	4.744	07/25/35	790,921
Lehman XS Trust Series 2007-4N, Class 3A2A
895,130	4.278	03/25/47	645,956
Luminent Mortgage Trust Series 2006-2, Class A1A
595,038	2.683	02/25/46	440,472
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
1,000,000	5.142	12/25/35	940,981
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
567,856	4.528	01/25/46	437,540
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
975,035	6.550	11/25/37	690,336
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
980,929	5.028	08/25/47	701,364
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
1,000,000	4.835	09/25/35	904,720
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
739,984	4.448	09/25/46	523,282
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
687,390	5.607	07/25/36	674,032

			8,831,950

Collateralized Mortgage Obligations – 5.6%
Interest Only(a)(b)(c) – 0.0%
FNMA Series 2004-47, Class EI
428,031	0.000	06/25/34	12,084
FNMA Series 2004-62, Class DI
198,538	0.000	07/25/33	8,935

			21,019

Planned Amortization Class – 5.4%
FHLMC Series 2719, Class GC(d)
4,580,000	5.000	06/15/26	4,640,955
FNMA Series 2003-70, Class BS
321,807	4.000	04/25/22	321,302

			4,962,257

Regular Floater(a)(c) – 0.2%
FHLMC Series 3325, Class SX
91,915	0.000	06/15/37	96,670
FNMA Series 2007-53, Class UF
81,695	0.000	06/25/37	84,042

			180,712

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			5,163,988

Commercial Mortgage-Backed Securities – 2.3%
Adjustable Rate Non-Agency(a) – 1.5%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
500,000	5.902	09/11/38	486,351
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
1,000,000	5.400	07/15/44	946,056

			1,432,407

Sequential Fixed Rate – 0.8%
Banc of America Funding Corp. Series 2007-8, Class 2A1
752,252	7.000	10/25/37	712,759

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			2,145,166

FHLMC – 6.0%
1,498,878	4.500	12/01/18	1,471,979
1,266,840	4.500	06/01/19	1,244,105
9,031	10.000	03/01/21	10,008
15,799	6.500	06/01/23	16,456
1,012,339	6.500	10/01/34	1,051,797
36,380	5.000	11/01/35	34,996
327,208	5.000	03/01/36	314,760
302,330	5.000	04/01/36	290,828
160,235	5.000	06/01/36	154,140
968,660	5.500	02/01/38	954,940

			5,544,009

FNMA – 61.8%
5,330	5.000	02/01/14	5,329
68,727	5.000	11/01/17	68,906
366,958	5.000	12/01/17	367,916
268,260	5.000	01/01/18	268,960
107,764	5.000	02/01/18	107,848
276,198	5.000	03/01/18	276,412
1,087,256	5.000	04/01/18	1,088,098
413,174	5.000	05/01/18	413,493
835,493	5.000	06/01/18	836,140
22,809	5.000	07/01/18	22,827
1,508,799	4.000	09/01/18	1,455,320
577,716	5.000	11/01/18	578,163

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$669,638	5.000%	12/01/18	$670,156
55,243	5.000	01/01/19	55,286
143,188	5.000	02/01/19	142,859
573,660	5.000	03/01/19	572,343
1,246,183	5.000	04/01/19	1,245,606
675,891	5.000	06/01/19	676,415
433,934	6.000	09/01/19	445,870
618,747	5.000	12/01/19	619,226
547,030	6.000	12/01/20	562,024
20,001	8.000	09/01/21	21,675
235,783	5.500	04/01/33	233,613
334,873	5.500	01/01/34	331,791
9,507	7.000	05/01/35	9,969
21,111	7.000	07/01/35	22,137
25,930	7.000	08/01/35	27,191
96,027	7.000	10/01/35	100,695
2,146,441	5.000	01/01/36	2,064,106
14,961	7.000	01/01/36	15,686
714,726	6.500	09/01/36	736,133
134,571	7.000	10/01/36	141,093
416,900	7.000	12/01/36	437,103
236,261	7.000	03/01/37	247,697
1,045,334	7.000	04/01/37	1,095,883
1,054,136	7.000	05/01/37	1,105,111
93,668	7.000	06/01/37	98,198
5,980,323	7.000	08/01/37	6,269,517
289,868	6.500	10/01/37	298,395
944,672	7.000	10/01/37	990,354
2,381,164	7.500	10/01/37	2,515,218
162,320	6.500	11/01/37	167,096
2,267,079	7.000	11/01/37	2,376,708
1,000,001	5.500	12/01/37	985,974
1,490,481	6.500	12/01/37	1,535,576
307,179	7.000	12/01/37	322,033
523,425	6.500	01/01/38	539,158
1,682,513	5.500	02/01/38	1,658,824
3,775,138	5.500	03/01/38	3,721,985
4,712,637	5.500	04/01/38	4,646,283
999,900	5.000	06/01/38	959,299
1,000,000	5.000	TBA-15yr(e)	988,750
2,000,000	5.000	TBA-30yr(e)	1,916,876
10,000,000	6.000	TBA-30yr(e)	10,087,500

			57,146,824

GNMA – 0.0%
934	6.500	06/15/09	953

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $83,895,744)			$82,149,890

Agency Debentures – 1.3%
FFCB
$500,000	5.400%	06/08/17	524,303
Tennessee Valley Authority
700,000	5.375	04/01/56	716,104

TOTAL AGENCY DEBENTURES
(Cost $1,179,506)			$1,240,407

Asset-Backed Securities – 1.1%
Home Equity – 1.1%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(f)
$366,107	3.482%	10/25/37	$329,496
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(f)
130,000	3.733	10/25/37	84,500
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(f)
180,000	3.933	10/25/37	90,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
86,221	7.000	09/25/37	69,462
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
86,819	7.000	09/25/37	61,345
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(a)
393,481	3.682	11/20/36	331,937

TOTAL ASSET-BACKED SECURITIES
(Cost $1,242,952)			$966,740

Municipal Debt Obligations – 2.9%
Illinois – 2.3%
Illinois Finance Authority RB for Southern Illinois Healthcare Series 2005 RAMS ARS (FSA)(a)
$2,150,000	6.500%	03/01/35	$2,150,000
Texas – 0.6%
Texas State Turnpike Authority Central Texas Turnpike System RB First Tier Series 2002 B (AMBAC)(g)
530,000	9.500	07/09/08	530,000

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,680,000)			$2,680,000

U.S. Treasury Obligations – 5.5%
United States Treasury Bonds
$500,000	8.125%	08/15/19	$668,250
1,000,000	6.625	02/15/27	1,253,260
United States Treasury Inflation Indexed Bonds-TIPS
400,000	2.000	01/15/26	429,253
500,000	2.375	01/15/27	558,382
200,000	1.750	01/15/28	195,120
United States Treasury Notes
1,900,000	3.500	02/15/18	1,828,389

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(h)
$300,000	0.000%	08/15/26	$127,137

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,093,724)			$5,059,791

Short-Term Obligation – 15.2%
JPMorgan Chase Euro – Time Deposit
$14,063,715	1.922%	07/01/08	$14,063,715
(Cost $14,063,715)

TOTAL INVESTMENTS – 114.8%
(Cost $108,155,641)			$106,160,543

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.8)%			(13,678,411)

NET ASSETS – 100.0%			$92,482,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008. Except for floating rate notes, maturity date disclosed is the next interest reset date.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(e)	TBA (To be announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $12,993,126 which represents approximately 14.1% of net assets as of June 30, 2008.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $503,996, which represents approximately 0.5% of net assets as of June 30, 2008.

(g)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at June 30, 2008.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:

AMBAC —	Insured by American Municipal Bond Assurance Corp.
ARS —	Auction Rate Security.
FFCB —	Federal Farm Credit Bank
FHLMC —	Federal Home Loan Mortgage Corp.
FNMA —	Federal National Mortgage Association
FSA —	Insured by Financial Security Assurance Co.
GNMA —	Government National Mortgage Association
LIBOR —	London Interbank Offered Rate
RAMS —	Reverse Annuity Mortgage Security
RB —	Revenue Bond
STRIPS —	Separate Trading of Registered Interest and Principal of Securities
TIPS —	Treasury Inflation-Protected Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2008, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA	6.500%	07/25/36	07/14/08	$3,000,000	$3,088,125
FNMA	7.000	07/25/38	07/14/08	4,000,000	4,192,500

TOTAL (Proceeds Receivable: $7,249,453)					$7,280,625

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Eurodollars	3	September 2008	$728,025	$13,844
Eurodollars	3	December 2008	726,150	12,193
Eurodollars	3	March 2009	725,100	11,463
Eurodollars	3	June 2009	723,525	10,376
U.S. Treasury Bonds	5	September 2008	577,969	4,257
2 Year U.S. Treasury Notes	18	September 2008	3,801,656	6,644
5 Year U.S. Treasury Notes	43	September 2008	4,753,852	9,020
10 Year U.S. Treasury Notes	68	September 2008	7,746,687	77,600
30-Day Federal Fund	24	November 2008	9,767,008	1,715

TOTAL				$147,112

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%
Automobiles & Components – 1.8%
216,300	Gentex Corp.	$3,123,372

Capital Goods – 6.4%
35,700	Alliant Techsystems, Inc.*	3,629,976
49,100	Kennametal, Inc.	1,598,205
59,490	Rockwell Automation, Inc.	2,601,498
19,200	Roper Industries, Inc.	1,264,896
20,800	W.W. Grainger, Inc.	1,701,440

		10,796,015

Consumer Durables & Apparel – 7.9%
118,700	Coach, Inc.*	3,428,056
60,010	Fortune Brands, Inc.	3,745,224
61,400	Harman International Industries, Inc.	2,541,346
39,500	Mattel, Inc.	676,240
177,300	Newell Rubbermaid, Inc.	2,976,867

		13,367,733

Consumer Services – 0.6%
102,200	Pinnacle Entertainment, Inc.*(a)	1,072,078

Diversified Financials – 2.8%
118,100	Discover Financial Services	1,555,377
121,600	Raymond James Financial, Inc.	3,209,024

		4,764,401

Energy – 19.9%
54,600	Cameron International Corp.*	3,022,110
59,700	Chesapeake Energy Corp.	3,937,812
53,600	Continental Resources, Inc.*	3,715,552
76,100	Dresser-Rand Group, Inc.*	2,975,510
35,500	Hess Corp.	4,479,745
75,500	Quicksilver Resources, Inc.*	2,917,320
39,500	Rex Energy Corp.*	1,042,800
117,820	Weatherford International Ltd.*	5,842,694
22,000	W-H Energy Services, Inc. Class H*	2,106,280
36,000	Whiting Petroleum Corp.*	3,818,880

		33,858,703

Food, Beverage & Tobacco – 0.8%
44,600	Hansen Natural Corp.*(a)	1,285,372

Health Care Equipment & Services – 7.1%
40,505	C.R. Bard, Inc.	3,562,415
33,600	Henry Schein, Inc.*	1,732,752
36,700	Laboratory Corp. of America Holdings*	2,555,421
83,100	St. Jude Medical, Inc.*	3,397,128
12,700	Zimmer Holdings, Inc.*	864,235

		12,111,951

Household & Personal Products – 2.4%
41,000	Chattem, Inc.*(a)	2,667,050
18,000	Energizer Holdings, Inc.*	1,315,620

		3,982,670

Media – 2.1%
386,000	Entravision Communications Corp. Class A*	1,551,720
43,200	Lamar Advertising Co. Class A*(a)	1,556,496
43,000	National CineMedia, Inc.	458,380

		3,566,596

Pharmaceuticals, Biotechnology & Life Sciences – 6.4%
143,200	Amylin Pharmaceuticals, Inc.*(a)	3,635,848
69,090	Charles River Laboratories International, Inc.*	4,416,233
51,820	Thermo Fisher Scientific, Inc.*	2,887,928

		10,940,009

Real Estate – 2.2%
190,000	CB Richard Ellis Group, Inc. Class A*(a)	3,648,000

Retailing – 4.2%
44,700	Advance Auto Parts, Inc.	1,735,701
68,900	Dick’s Sporting Goods, Inc.*	1,222,286
23,900	J.C. Penney Co., Inc.	867,331
127,100	Netflix, Inc.*(a)	3,313,497

		7,138,815

Semiconductors & Semiconductor Equipment – 4.1%
115,700	FormFactor, Inc.*	2,132,351
69,000	Linear Technology Corp.	2,247,330
156,600	Tessera Technologies, Inc.*	2,563,542

		6,943,223

Software & Services – 20.2%
99,666	Activision, Inc.*	3,395,621
32,800	Bankrate, Inc.*(a)	1,281,496
51,300	Citrix Systems, Inc.*	1,508,733
93,120	Cognizant Technology Solutions Corp. Class A*	3,027,331
60,400	Electronic Arts, Inc.*	2,683,572
46,000	Equinix, Inc.*(a)	4,104,120
78,600	Fiserv, Inc.*	3,566,082
83,100	Global Payments, Inc.	3,872,460
98,800	Iron Mountain, Inc.*	2,623,140
83,600	NeuStar, Inc. Class A*	1,802,416
47,100	Paychex, Inc.	1,473,288
205,000	Western Union Co.	5,067,600

		34,405,859

Technology Hardware & Equipment – 4.7%
79,420	Amphenol Corp. Class A	3,564,369
76,500	Flir Systems, Inc.*	3,103,605
63,600	NetApp, Inc.*	1,377,576

		8,045,550

Telecommunication Services – 5.3%
68,600	American Tower Corp. Class A*	2,898,350
61,200	Crown Castle International Corp.*	2,370,276

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – (continued)

122,800	MetroPCS Communications, Inc.*	$2,174,788
99,500	tw telecom, inc.*	1,594,985

		9,038,399

TOTAL COMMON STOCKS
(Cost $165,232,018)		$168,088,746

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.1%
JPMorgan Chase Euro – Time Deposit
$1,816,287	1.922%	07/01/08	$1,816,287
(Cost $1,816,287)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $167,048,305)			$169,905,033

	Interest
Shares	Rate	Value

Securities Lending Collateral – 10.4%
Boston Global Investment Trust – Enhanced Portfolio(b)
17,725,325	2.745%	$17,725,325
(Cost $17,725,325)

TOTAL INVESTMENTS – 110.4%
(Cost $184,773,630)		$187,630,358

LIABILITIES IN EXCESS OF OTHER ASSETS — (10.4)%		(17,647,808)

NET ASSETS — 100.0%		$169,982,550

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2008 (Unaudited)

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $255,993,772, $244,631,490, $108,155,641 and $167,048,305, respectively)(a)	$240,966,649	$290,906,990	$106,160,543	$169,905,033
Securities lending collateral, at value which equals cost	—	2,205,025	—	17,725,325
Cash	347,452	—	5,077	—
Foreign currencies, at value (identified cost $294,294, Core Fixed Income only)	291,690	—	—	—
Receivables:
Investment securities sold	4,423,034	—	16,423,376	2,024,275
Interest and dividends, at value	1,841,827	389,969	452,210	36,826
Reimbursement from adviser	23,146	—	18,632	4,303
Due from broker — variation margin, at value	—	6,105	7,993	—
Securities lending income	—	4,868	—	26,228
Forward foreign currency exchange contracts, at value	49,055	—	—	—
Other assets	1,839	124,140	652	2,914

Total assets	247,944,692	293,637,097	123,068,483	189,724,904

Liabilities:

Due to Custodian — U.S. Dollar	—	17,705	—	—
Due to Custodian — Foreign currency, at value (identified cost $287,991, Core Fixed Income only)	290,595	—	—	—
Payables:
Investment securities purchased	11,609,874	193,164	23,161,274	1,645,420
Payable upon return of securities loaned	—	2,205,025	—	17,725,325
Due to broker — variation margin, at value	353,613	—	—	—
Fund shares redeemed	329,255	350,566	13,209	130,393
Amounts owed to affiliates	130,261	149,998	61,092	174,079
Forward Sale Contract, at value (proceeds receivable $7,249,453, Government Income only)	—	—	7,280,625	—
Forward foreign currency exchange contracts, at value	118,591	—	—	—
Accrued expenses	84,204	82,709	70,151	67,137

Total liabilities	12,916,393	2,999,167	30,586,351	19,742,354

Net Assets:

Paid-in capital	253,752,432	295,685,832	96,197,878	161,701,230
Accumulated undistributed (distributions in excess of) net investment income (loss)	(86,139)	2,867,351	(55,503)	(197,733)
Accumulated net realized gain (loss) from investment, futures and foreign currency related transactions	(3,899,248)	(53,752,608)	(1,781,085)	5,622,325
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(14,738,746)	45,837,355	(1,879,158)	2,856,728

NET ASSETS	$235,028,299	$290,637,930	$92,482,132	$169,982,550

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	24,594,712	28,940,430	9,203,463	28,678,241
Net asset value, offering and redemption price per share:	$9.56	$10.04	$10.05	$5.93

(a)	Includes loaned securities having a market value of $2,128,108 and $16,962,253 for the Equity Index and Growth Opportunities Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Investment Income:
Interest (including securities lending income of $0, $19,476, $0 and $170,909, respectively)	$6,842,392	$100,664	$2,258,221	$202,854
Dividends	21,427	3,603,458	—	500,997

Total investment income	6,863,819	3,704,122	2,258,221	703,851

Expenses:
Management fees	498,639	480,183	246,021	884,363
Distribution and Service fees	311,648	400,656	113,899	220,886
Custody and Accounting fees	47,098	24,155	31,660	23,729
Professional fees	38,156	29,776	38,156	36,265
Transfer Agent fees	24,930	32,050	9,111	17,686
Trustee fees	7,436	7,436	7,436	7,436
Printing fees	2,601	4,269	2,283	2,559
Other	6,353	3,518	4,706	8,564

Total expenses	936,861	982,043	453,272	1,201,488

Less — expense reductions	(99,503)	(77,558)	(83,327)	(156,618)

Net expenses	837,358	904,485	369,945	1,044,870

NET INVESTMENT INCOME (LOSS)	6,026,461	2,799,637	1,888,276	(341,019)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions	2,116,858	8,372,672	358,581	4,206,993
Futures transactions	296,626	(560,728)	1,033,971	—
Foreign currency related transactions	(16,846)	—	—	—
Net change in unrealized gain (loss) on:
Investments	(15,239,068)	(52,331,691)	(2,812,346)	(12,922,231)
Futures	43,424	(548,618)	(328,531)	—
Translation of assets and liabilities denominated in foreign currencies	(83,249)	—	—	—

Net realized and unrealized loss from investment, futures and foreign currency related transactions	(12,882,255)	(45,068,365)	(1,748,325)	(8,715,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,855,794)	$(42,268,728)	$139,951	$(9,056,257)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

From operations:
Net investment income (loss)	$6,026,461	$13,179,227
Net realized gain from investment, futures and foreign currency related transactions	2,396,638	3,234,829
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(15,278,893)	1,005,297

Net increase (decrease) in net assets resulting from operations	(6,855,794)	17,419,353

Distributions to shareholders:
From net investment income	(7,303,624)	(12,378,538)
From net realized gains	—	—

Total distributions to shareholders	(7,303,624)	(12,378,538)

From share transactions:
Proceeds from sales of shares	4,624,144	7,086,155
Reinvestments of dividends and distributions	7,303,624	12,378,538
Cost of shares redeemed	(27,128,744)	(45,884,586)

Net increase (decrease) in net assets resulting from share transactions	(15,200,976)	(26,419,893)

TOTAL INCREASE (DECREASE)	(29,360,394)	(21,379,078)

Net assets:
Beginning of period	264,388,693	285,767,771

End of period	$235,028,299	$264,388,693

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(86,139)	$1,191,024

Summary of share transactions:
Shares sold	461,976	709,642
Shares issued on reinvestment of dividends and distributions	757,561	1,247,796
Shares redeemed	(2,734,719)	(4,592,488)

NET INCREASE (DECREASE)	(1,515,182)	(2,635,050)

The accompanying notes are an integral part of these financial statements.

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
June 30, 2008	Year Ended	June 30, 2008	Year Ended	June 30, 2008	Year Ended
(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007	(Unaudited)	December 31, 2007

$2,799,637	$6,408,394	$1,888,276	$3,592,248	$(341,019)	$(1,020,333)
7,811,944	37,526,881	1,392,552	754,878	4,206,993	27,672,778
(52,880,309)	(21,370,109)	(3,140,877)	1,686,322	(12,922,231)	11,538,359

(42,268,728)	22,565,166	139,951	6,033,448	(9,056,257)	38,190,804

—	(6,600,156)	(2,283,480)	(3,418,962)	—	—
—	—	—	—	—	(29,413,874)

—	(6,600,156)	(2,283,480)	(3,418,962)	—	(29,413,874)

329,401	9,178,427	15,282,541	11,202,946	118,920	568,644
—	6,600,156	2,283,480	3,418,962	—	29,413,874
(31,710,793)	(105,926,089)	(8,918,009)	(18,321,318)	(21,225,850)	(53,864,386)

(31,381,392)	(90,147,506)	8,648,012	(3,699,410)	(21,106,930)	(23,881,868)

(73,650,120)	(74,182,496)	6,504,483	(1,084,924)	(30,163,187)	(15,104,938)

364,288,050	438,470,546	85,977,649	87,062,573	200,145,737	215,250,675

$290,637,930	$364,288,050	$92,482,132	$85,977,649	$169,982,550	$200,145,737

$2,867,351	$67,714	$(55,503)	$339,701	$(197,733)	$143,286

30,267	777,390	1,472,798	1,115,881	20,708	82,333
—	571,937	225,280	341,531	—	4,691,207
(2,986,766)	(9,185,368)	(866,327)	(1,823,711)	(3,640,541)	(7,942,331)

(2,956,499)	(7,836,041)	831,751	(366,299)	(3,619,833)	(3,168,791)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from																Ratio assuming no
		investment operations					Distributions to shareholders											expense reductions
				Net												Ratio of		Ratio of
	Net asset			realized				From		Net asset			Net assets,	Ratio of		net investment		total
	value,	Net		and		Total from	From net	net		value,			end of	net expenses		income to		expenses		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total		period	to average		average		to average		turnover
	of period	income		gain (loss)		operations	income	gains	distributions	period	return(a)		(in 000s)	net assets		net assets		net assets		rate(c)

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

2008	$10.13	$0.24	(d)	$(0.52)		$(0.28)	$(0.29)	$—	$(0.29)	$9.56	(2.82)%		$235,028	0.67	%(k)	4.84	%(f)(k)	0.75	%(k)	165%

FOR THE YEARS ENDED DECEMBER 31,

2007	9.94	0.48	(d)	0.17		0.65	(0.46)	—	(0.46)	10.13	6.81		264,389	0.54	(e)	4.82	(e)(f)	0.76	(e)	123
2006(b)	9.98	0.44	(d)	(0.03	)(g)	0.41	(0.45)	—	(0.45)	9.94	4.23	(h)	285,768	0.54		4.49	(f)	0.78		265
2005(b)	10.29	0.42	(i)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84		332,861	0.64		4.05		0.64		110
2004(b)	10.58	0.41	(i)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98		402,219	0.64		3.78		0.64		113
2003(b)	10.72	0.38	(i)	(0.03	)(j)	0.35	(0.49)	—	(0.49)	10.58	3.31		530,199	0.63		3.42		0.63		192

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259%, 92% and 139% for the years ended December 31, 2006 and 2007, and six months ended June 30, 2008, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	Ratio of net investment income assuming no expense reductions is 4.25% for the year ended December 31, 2006, 4.58%(e) for the year ended December 31, 2007 and 4.76%(k) for the six months ended June 30, 2008.
(g)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(i)	Calculated based on the SEC methodology.
(j)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period. This is due to the timing of sales and repurchases of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(k)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratio assuming no
		investment operations													expense reductions
				Net		Distributions							Ratio of		Ratio of
	Net asset			realized		to shareholders	Net asset			Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	from net	value,			end of	net expenses		income to		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	end of	Total		period	to average		average		to average		turnover
	of period	income		gain (loss)	operations	income	period	return(a)		(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

2008	$11.42	$0.09	(c)	$(1.47)	$(1.38)	$—	$10.04	(12.08)%		$290,638	0.55	%(k)	1.76	%(e)(k)	0.61	%(k)	1%

FOR THE YEARS ENDED DECEMBER 31,

2007	11.04	0.18	(c)	0.41	0.59	(0.21)	11.42	5.32		364,288	0.41	(d)	1.57	(d)(e)	0.68	(d)	8
2006(b)	9.71	0.16	(c)	1.34	1.50	(0.17)	11.04	15.49	(f)	438,471	0.41		1.53	(e)	0.67		4
2005(b)	9.43	0.13	(g)(h)	0.28	0.41	(0.13)	9.71	4.38		489,587	0.52		1.35		0.52		7
2004(b)(i)	8.69	0.14	(h)	0.74	0.88	(0.14)	9.43	10.32		595,037	0.50		1.53		0.52		4
2003(b)(i)	6.88	0.10	(j)(h)	1.81	1.91	(0.10)	8.69	27.83		666,455	0.45		1.37		0.50		23

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	Ratio of net investment income assuming no expense reductions is 1.27% for the year ended December 31, 2006, 1.30%(d) for the year ended December 31, 2007 and 1.70%(k) for the six months ended June 30, 2008.
(f)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.
(g)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.
(h)	Calculated based on the SEC methodology.
(i)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
(j)	Net investment income per share before expense reductions was $0.099.
(k)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from														Ratio assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		Net Investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		Income to		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		turnover
	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate(c)

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

2008	$10.27	$0.21	(d)	$(0.18)	$0.03	$(0.25)	$—	$(0.25)	$10.05	0.29%	$92,482	0.81	%(h)	4.14	%(f)(h)	0.99	%(h)	390%

FOR THE YEARS ENDED DECEMBER 31,

2007	9.96	0.42	(d)	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(e)	4.19	(e)(f)	1.03	(e)	217
2006(b)	9.98	0.39	(d)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(f)	1.02		523
2005(b)	10.19	0.32	(g)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44
2004(b)	10.39	0.28	(g)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77
2003(b)	10.63	0.28	(g)	(0.10)	0.18	(0.42)	—	(0.42)	10.39	1.67	20,018	0.71		2.82		0.71		55

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Government Income Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447%, 146%, and 334% for the years ended December 31, 2006 and 2007, and for the six months ended June 30, 2008, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(f)	Ratio of net investment income assuming no expense reductions is 3.62% for the year ended December 31, 2006, 3.82%(e) for the year ended December 31, 2007 and 3.96%(h) for the six months ended June 30, 2008.
(g)	Calculated based on the SEC methodology.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from												Ratio assuming no
		investment operations												expense reductions
				Net								Ratio of		Ratio of
	Net asset			realized		Distributions to	Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	shareholders	value,		end of	net expenses		loss to		expenses		Portfolio
	beginning	investment		unrealized	investment	from net	end of	Total	period	to average		average		to average		turnover
	of period	loss		gain (loss)	operations	realized gains	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

2008	$6.20	$(0.01	)(c)	$(0.26)	$(0.27)	$—	$5.93	(4.35)%	$169,983	1.18	%(i)	(0.38	)%(e)(i)	1.36	%(i)	41%

FOR THE YEARS ENDED DECEMBER 31,

2007	6.07	(0.03	)(c)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(d)	(0.48	)(d)(e)	1.38	(d)	73
2006(b)	9.69	(0.06	)(c)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(e)	1.37		82
2005(b)	10.90	(0.05	)(f)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27
2004(b)(h)	10.13	(0.07	)(g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38
2003(b)(h)	7.25	(0.07	)(g)	2.95	2.88	—	10.13	39.72	296,204	1.11		(0.70)		1.13		46

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	Ratio of net investment loss assuming no expense reductions is (0.82)% for the year ended December 31, 2006, (0.73)%(d) for the year ended December 31, 2007 and (0.56)%(i) for the six months ended June 30, 2008.
(f)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.
(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(h)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
(i)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
June 30, 2008 (Unaudited)

1. ORGANIZATION

The Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”).
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official close price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Growth Opportunities and Equity Index Funds, and declared and paid quarterly for the Core Fixed Income and Government Income Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for the open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2008, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Forward Sales Contracts — The Core Fixed Income and Government Income Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities, defined by pool-stipulated characteristics, on a specified future date. The value of the contract is recorded as a liability on each Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon the settlement date of the security sold.

H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
The use of futures contracts involve, to varying degrees, elements of market risk and counterparty which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

I. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transactions involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds for which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of Operations. The repayment of the original bond principal upon maturity and adjustments for interest income are guaranteed by the full faith and credit of the U.S. Government.

3. AGREEMENTS

A. Management Agreements — Under each Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

As compensation for the services rendered pursuant to each Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the six months ended June 30, 2008, GSAM’s contractual Management Fees are listed below along with the effective rate for the periods:

	Contractual Management Rate
	Up to $1	Next $1	Over $2	Effective
Fund	billion	billion	billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.40%

Government Income	0.54	0.49	0.47	0.54

Growth Opportunities	1.00	1.00	0.90	1.00

The Agreement for the Equity Index Fund provides for a Management Fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management Fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management Fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval. The effective Management Fee was 0.25% for the six months ended June 30, 2008.
As authorized by the Agreements, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2008.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Funds, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares. For Growth Opportunities, Goldman Sachs has voluntarily agreed to waive Distribution and Service fees so as not to exceed 0.16% of average daily net assets of the Fund. The waiver may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The “Other Expense” limitations for the Core Fixed Income Fund, Equity Index Fund, Government Income Fund, and Growth Opportunities Fund as an annual percentage rate of average daily net assets are 0.004%, 0.064%, 0.004%, and 0.004%, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

For the six months ended June 30, 2008, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers
		Distribution	Transfer Agent	Other Expense	Total Expense
Fund	Management	and Service	Fee Credit	Reimbursement	Reductions

Core Fixed Income	$—	$—	$3	$97	$100

Equity Index	74	—	4	—	78

Government Income	—	—	1	82	83

Growth Opportunities	—	80	3	74	157

At June 30, 2008, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer Agent
Fund	Fees	Service Fees	Fees	Total

Core Fixed Income	$78	$48	$4	$130

Equity Index	82	63	5	150

Government Income	41	19	1	61

Growth Opportunities	147	24	3	174

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2008, were as follows:

				Sales and
	Purchases of	Purchases	Sales and	Maturities
	U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
	Agency	Agency	Agency	Agency
Fund	Obligations	Obligations)	Obligations	Obligations)

Core Fixed Income	$8,891,141	$424,633,136	$8,897,654	$457,194,552

Equity Index	—	3,535,104	—	32,156,171

Government Income	5,785,882	336,239,702	1,579,156	337,086,737

Growth Opportunities	—	72,358,004	—	90,304,633

For the six months ended June 30, 2008, Goldman Sachs earned approximately $100 and $500 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the futures commission merchant on behalf of the Core Fixed Income and Equity Index Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to Government Income and Growth Opportunities Funds.

Fair Value Hierarchy — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) which provides guidance in using fair value to measure investment assets and liabilities. The Funds adopted FAS 157 as of the beginning of January 2008. FAS 157 establishes a fair value hierarchy that prioritizes

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

the inputs and valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Core Fixed Income			Equity Index
	Investments in	Other	Other	Investments in	Other
	Securities	Investments –	Investments –	Securities	Investments –
Level	Long – Assets	Assets	Liabilities	Long – Assets	Liabilities

Level 1	$3,365,980	$466,207	$107,050	$286,758,346	$438,145

Level 2	237,600,669	49,055	118,591	6,353,669	—

Level 3	—	—	—	—	—

Total	$240,966,649	$515,262	$225,641	$293,112,015	$438,145

	Government Income			Growth Opportunities
	Investments in	Investments in	Other	Investments in
	Securities	Securities	Investments –	Securities
Level	Long – Assets	Long – Liabilities	Assets	Long – Assets

Level 1	$5,059,791	$—	$147,112	$185,814,071

Level 2	101,100,752	7,280,625	—	1,816,287

Level 3	—	—	—	—

Total	$106,160,543	$7,280,625	$147,112	$187,630,358

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Growth Opportunities and Equity Index Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price, or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. A portion of this amount, $2,403 and $49,100 represents compensation earned by the Equity Index and Growth Opportunities Funds, respectively, from lending their securities to Goldman Sachs. For the six months ended June 30, 2008, GSAL earned approximately $2,180 and $19,000 in fees as securities lending agent for the Equity Index and Growth Opportunities Funds, respectively. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2008 was $397,400 and $5,167,575 for the Equity Index and Growth Opportunities Funds, respectively.

6. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2008, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2007, the Funds’ capital loss carry forwards and certain timing differences on a tax basis were as follows:

	Core Fixed		Government	Growth
	Income	Equity Index	Income	Opportunities

Capital loss carryforward(1):
Expiring 2008	$—	$(13,380,657)	$—	$(142,617)
Expiring 2009	—	(13,380,657)	—	—
Expiring 2010	—	(13,380,657)	—	—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	(96,204)	—
Expiring 2013	—	—	(1,135,876)	—
Expiring 2014	(5,964,557)	—	(1,392,726)	—

Total capital loss carryforward	$(5,964,557)	$(51,200,985)	$(2,624,806)	$(142,617)

Timing differences (from straddles and deferred distributions from REITs)	—	11,811	(72,563)	—

(1)	Expiration occurs on December 31 of the year indicated. Due to fund reorganizations, utilization of the Equity Index and Growth Opportunities Funds’ losses may be substantially limited under the Code.

At June 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed		Government	Growth
	Income	Equity Index	Income	Opportunities

Tax Cost	$256,006,638	$266,023,736	$108,156,266	$185,668,408

Gross unrealized gain	1,621,148	64,401,850	755,044	23,215,176
Gross unrealized loss	(16,661,137)	(37,313,571)	(2,750,767)	(21,253,226)

Net unrealized security gain	$(15,039,989)	$27,088,279	$(1,995,723)	$1,961,950

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, tax treatment of partnership investments, return of capital distributions from underlying fund investments, dividend redesignations, net mark-to market gains on Section 1256 futures contracts and forward foreign currency contracts recognized for tax purposes as of the most recent fiscal year end.

8. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2008 (Unaudited)

9. SUBSEQUENT EVENT

Effective July 1, 2008, GSAM contractually reduced its Management Fees for the Funds to achieve the following annual rates:

	Contractual Management Rate
	Up to $1	Next $1	Next $3	Next $3	Over $8
Fund	billion	billion	billion	billion	billion

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%

Government Income	0.54	0.49	0.47	0.46	0.45

Growth Opportunities	1.00	1.00	0.90	0.86	0.84

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Government Income, Goldman Sachs Growth Opportunities and Goldman Sachs Equity Index Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on January 9, 2006. The Funds are the accounting successors to investment portfolios of Allmerica Investment Trust, which were reorganized into the Funds. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”, and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Advisor”) with respect to the Equity Index Fund.

The Agreements were most recently approved by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings resulting from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the applicable Funds under the Management Agreements; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Growth Opportunities Fund; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers (including the Equity Income Fund’s Sub-Adviser) and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending (in the case of the equity Funds), portfolio brokerage (in the case of the equity Funds), distribution and other services; (g) the terms of the Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars (in the case of the equity Funds) and other trading

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

related issues; (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; and (k) with respect to the Equity Index Fund, the difference between the Investment Adviser’s management fee and the Sub-Adviser’s sub-advisory fee for the Fund and the services provided by the Investment Adviser to that Fund. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the applicable Agreements.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the equity Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Agreements as they applied to each Fund.

In evaluating the Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides to the equity Funds as securities lending agent. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmarks. This information on each Fund’s investment performance was provided for the one-year period ended December 31, 2007. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, the credit and duration parameters of the Core Fixed Income and Government Income Funds, as well as in light of periodic analyses of each Fund’s quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that each of the Funds was providing investment performance within a competitive range for long-term investors and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and (as applicable) breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to peer groups and category universes; and a three-year history (a two-year history for the Equity Index Fund) comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit to certain specified levels each Fund’s “other expenses” ratio (excluding certain expenses) and waive a portion of the management fees paid by the Equity Index Fund, as well as Goldman Sachs’ voluntary undertaking to waive a portion of the Rule 12b-1 fees paid by the Growth Opportunities Fund.

They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to the information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Growth Opportunities, Core Fixed Income and Government Income Funds, which had been implemented at the following annual percentages of the average daily net assets of the Funds:

	Growth Opportunities	Core Fixed Income	Government Income
	Fund	Fund	Fund

First $1 billion	1.00%	0.40%	0.54%
Next $1 billion	1.00	0.36	0.49
Next $3 billion	0.90	0.34	0.47
Next $3 billion	0.86	0.33	0.46
Over $8 billion	0.84	0.32	0.45

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s and Goldman Sachs’ voluntary undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Independent Trustees reviewed information regarding potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of such economies. In this regard, they considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the contractual fee rate charged by the Investment Adviser (which does not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to other variable annuity index funds. The Trustees noted that the fees actually paid by the Fund were reduced by the Investment Adviser’s voluntary undertaking to limit management fees and certain “other expenses” to certain amounts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also considered and approved the following breakpoints in the contractual fee rate in the Sub-Advisory Agreement:

Equity Index Fund
(Sub-Advisory Fee)

First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

Other Benefits to the Investment Adviser and Its Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage commissions (in the case of the equity Funds) and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the equity Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for the equity Funds (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Approval of Sub-Advisory Agreement

The Trustees concluded that the Sub-Advisory Agreement with respect to the Equity Index Fund should be continued and approved. In reaching this determination, the Trustees relied on information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund had commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since that time. The Trustees reviewed the respective services provided to the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser did not increase the fees incurred by the Fund for advisory services or decrease the overall responsibility of the Investment Adviser for the management of the Fund. The Trustees also considered Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2008

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Government Income Fund				Growth Opportunities Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the six	Beginning	Ending		the six	Beginning	Ending		the six	Beginning	Ending		the six
	Account	Account		months	Account	Account		months	Account	Account		months	Account	Account		months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*	1/1/08	6/30/08		6/30/08*
Actual	$1,000.00	$971.80		$3.28	$1,000.00	$879.20		$2.66	$1,000.00	$1,002.90		$4.03	$1,000.00	$956.50		$5.74
Hypothetical 5% return	1,000.00	1,021.53	+	3.37	1,000.00	1,022.03	+	2.87	1,000.00	1,020.84	+	4.07	1,000.00	1,019.00	+	5.92

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Core Fixed Income	0.67%
Equity Index	0.55
Government Income	0.81
Growth Opportunities	1.18

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved.

VITSVCSAR/08-5006.MF/08-08

ITEM 2.	CODE OF ETHICS.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2008.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2008.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the Semi-Annual Reports for the period ended June 30, 2008.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedules of Investments are included as part of the Semi-Annual Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable to the Semi-Annual Report for the period ended June 30, 2008.

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2008

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 28, 2008